UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds

(Exact name of registrant as specified in charter)

5420 W. 61st Place,

Mission, KS 66025
(Address of principal executive offices) (Zip code)

Laura Symon Browne

5420 W. 61st Place,

Mission, KS 66205
(Name and address of agent for service)

913-677-7778

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

March 31, 2024

MESSAGE TO OUR SHAREHOLDERS

(UNAUDITED)

The U.S. markets advanced significantly over the 12-month period ending March 31, 2024. A resilient economic backdrop coupled with the view that the Federal Reserve's monetary policy may effectively control inflation helped push the major market averages to all-time highs. Concurrently, a big pivot in expectations for the Federal Reserve's monetary policy supported the market advance, as investors began to anticipate an eventual decline in interest rates during our annual reporting period.

In addition to the prospect of a more accommodative monetary policy and lower recession risk for the economy, one of the major themes propelling share prices of select companies during the period was artificial intelligence (AI). Simply put, AI refers to the creation of computer systems and machines that can perform tasks that would normally require human intelligence. AI's transformational impact on life as we know it will likely be at least on par with other key recent technological innovations, such as when personal computers became widely available in the 1980s/1990s and smart phones were introduced in the early 2000s.

The potential for businesses is huge as it should enable new and improved products and services, reduce labor costs, and increase productivity. AI requires specialized hardware and software to write machine learning algorithms and to train machines to use the data effectively for their objective purpose. Some of the earliest beneficiaries are companies supplying the equipment (hardware) required to create, train, and run AI models. Because of the incredible amounts of data and data manipulation involved, high-end servers with specific types of semiconductors are required. One of the companies benefitting most is Nvidia, which designs the fastest versions of the graphic processing unit (GPU) type of semiconductors that best "crunch" the data for AI models.

Manufacturers of the best performing memory chips have also performed well given their role to enable AI systems, and the increased use of generative AI is likely to draw more total IT spending to the cloud, which will benefit the large cloud providers like Microsoft, Amazon, and Google. Those companies have the equipment required in greatest scale, as well as the resources necessary to further invest in the AI build-out to meet growing demand.

As investors, we need to evaluate which companies have the resources and abilities to benefit from AI, and how the increasing ubiquity of AI-enabled systems will impact competitive dynamics within industries in both the long- and short-term. We also try to anticipate other "derivative" ideas that are less obvious, such as the enormous demand for electricity needed to operate the data centers where AI programs run. The potential implications of AI are wide-ranging and exciting, and we will continue to monitor the transformational impact closely.

As for our capital markets outlook, the economy is slowing to a more sustainable level of growth, as consumers have spent much of the excess savings accumulated during the pandemic. Higher capital costs are also helping to moderate demand, which is giving previously impaired supply chains time to mend. If demand continues to moderate and the job market continues to loosen, we believe inflationary pressures will moderate further. The Fed's aggressive tightening cycle appears to be addressing inflation, and an unwelcome scenario of stubbornly high inflation coupled with a consumer-led recession appears to be a remote possibility. Additionally, given the higher interest rate backdrop, the Fed now has firepower to stimulate the economy through rate cuts when needed, which we feel provides an important backstop to investor psychology.

As always, thank you for your continued trust and conviction in the Buffalo Funds.

Sincerely,

Laura Symon Browne

President
Buffalo Funds

TABLE OF CONTENTS

Investment Results (unaudited)	6
Portfolio Management Review (unaudited)	10
Expense Example (unaudited)	20
Allocation of Portfolio Holdings (unaudited)	24
Schedules of Investments or Options Written	26
Buffalo Discovery Fund (BUFTX)	26
Buffalo Dividend Focus Fund (BUFDX)	32
Buffalo Early Stage Growth Fund (BUFOX)	40
Buffalo Flexible Income Fund (BUFBX)	45
Buffalo Growth Fund (BUFGX)	50
Buffalo High Yield Fund (BUFHX)	54
Buffalo International Fund (BUFIX)	65
Buffalo Large Cap Fund (BUFEX)	73
Buffalo Mid Cap Fund (BUFMX)	79
Buffalo Small Cap Fund (BUFSX)	84
Statements of Assets and Liabilities	90
Statements of Operations	92
Statements of Changes in Net Assets	94
Financial Highlights	98
Notes to Financial Statements	118
Report of Independent Registered Public Accounting Firm	131
Notice to Shareholders (unaudited)	132
Privacy Policy (unaudited)	144

INVESTMENT RESULTS (UNAUDITED)

Total Returns as of March 31, 2024

			Average Annual
	Gross Expense Ratio*	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception
Buffalo Discovery Fund — Investor Class (inception date 4/16/01)	1.01%	22.13%	19.72%	9.22%	10.07%	9.33%	N/A
Buffalo Discovery Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	22.19%	19.85%	9.38%	10.24%	N/A	9.49%
Russell Mid Cap Growth Index	N/A	25.42%	26.28%	11.82%	11.35%	9.55%	9.55%
Buffalo Dividend Focus Fund — Investor Class (inception date 12/3/12)	0.95%	22.16%	27.31%	14.36%	12.27%	13.24%	N/A
Buffalo Dividend Focus Fund — Institutional Class (inception date 7/1/19)[1]	0.80%	22.20%	27.47%	14.53%	12.43%	N/A	13.41%
Russell 1000 Index	N/A	23.49%	29.87%	14.76%	12.68%	14.31%	14.31%
Buffalo Early Stage Growth Fund — Investor Class (inception date 5/21/04)	1.50%	15.02%	7.38%	7.79%	7.19%	8.41%	N/A
Buffalo Early Stage Growth Fund — Institutional Class (inception date 7/1/19)[1]	1.35%	15.04%	7.45%	7.94%	7.34%	N/A	8.57%
Russell 2000 Growth Index	N/A	21.30%	20.35%	7.38%	7.89%	8.84%	8.84%
Buffalo Flexible Income Fund — Investor Class (inception date 8/12/94)	1.01%	15.84%	19.37%	10.66%	7.99%	7.79%	N/A
Buffalo Flexible Income Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	15.99%	19.61%	10.83%	8.15%	N/A	7.95%
Russell 3000 Index	N/A	23.30%	29.29%	14.34%	12.33%	10.53%	10.53%
Buffalo Growth Fund — Investor Class (inception date 5/19/95)	0.92%	24.30%	36.01%	14.03%	12.20%	10.82%	N/A
Buffalo Growth Fund — Institutional Class (inception date 7/1/19)[1]	0.77%	24.41%	36.16%	14.19%	12.36%	N/A	10.99%
Russell 3000 Growth Index	N/A	26.90%	37.95%	17.82%	15.43%	10.66%	10.66%
Buffalo High Yield Fund — Investor Class (inception date 5/19/95)	1.03%	7.63%	12.07%	5.92%	4.76%	6.75%	N/A
Buffalo High Yield Fund — Institutional Class (inception date 7/1/19)[1]	0.87%	7.72%	12.24%	6.06%	4.90%	N/A	6.91%
ICE BofA US High Yield Index	N/A	8.72%	11.12%	4.06%	4.38%	6.63%	6.63%
Buffalo International Fund — Investor Class (inception date 9/28/07)	1.04%	17.20%	10.89%	9.59%	7.64%	5.79%	N/A
Buffalo International Fund — Institutional Class (inception date 7/1/19)[1]	0.89%	17.27%	11.08%	9.76%	7.80%	N/A	5.95%
FTSE All-World ex-US Index	N/A	14.75%	13.99%	6.70%	4.95%	3.20%	3.20%
Buffalo Large Cap Fund — Investor Class (inception date 5/19/95)	0.95%	27.80%	39.04%	15.85%	14.35%	10.73%	N/A
Buffalo Large Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.80%	27.86%	39.19%	16.02%	14.52%	N/A	10.90%
Russell 1000 Growth Index	N/A	27.19%	39.00%	18.52%	15.98%	10.87%	10.87%

(Unaudited)

			Average Annual
	Gross Expense Ratio*	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception
Buffalo Mid Cap Fund — Investor Class (inception date 12/17/01)	1.03%	21.10%	23.74%	11.40%	8.98%	8.78%	N/A
Buffalo Mid Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.88%	21.23%	23.85%	11.56%	9.13%	N/A	8.94%
Russell Mid Cap Growth Index	N/A	25.42%	26.28%	11.82%	11.35%	9.77%	9.77%
Buffalo Small Cap Fund — Investor Class (inception date 4/14/98)	0.99%	12.44%	3.88%	9.22%	8.34%	11.12%	N/A
Buffalo Small Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.87%	12.51%	4.07%	9.37%	8.49%	N/A	11.29%
Russell 2000 Growth Index	N/A	21.30%	20.35%	7.38%	7.89%	6.36%	6.36%

1  The Institutional Class commenced operations on 7/1/2019. Performance for periods prior to 7/1/2019 is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class.

*  As reported in the Funds' Prospectus dated July 28, 2023. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 98.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index represents the 1,000 companies by market capitalization in the USA. The Russell 3000 Index is a market-capitalization-weighted equity index that tracks the performance of the 3,000 largest US-traded stocks. The Russell 3000 Growth Index is a market-capitalization index that is comprised of companies that display signs of above-average growth. The FTSE All-World ex-US Index is part of the FTSE All-World Index, a global index covering approximately 4,000 mid cap and large cap stocks in 48 countries, excluding the USA. The ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in healthcare, information technology, energy, and industrial companies, foreign securities, debt securities, lower- or unrated securities and medium and small companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings. Distributed by Quasar Distributors, LLC.

INVESTMENT RESULTS (UNAUDITED) Continued

Growth of a $10,000 Investment — Investor Class

BUFFALO DISCOVERY FUND

BUFFALO DIVIDEND FOCUS FUND

BUFFALO EARLY STAGE
GROWTH FUND

BUFFALO FLEXIBLE INCOME FUND

BUFFALO GROWTH FUND

BUFFALO HIGH YIELD FUND

(Unaudited)

Growth of a $10,000 Investment — Investor Class

BUFFALO INTERNATIONAL FUND

BUFFALO LARGE CAP FUND

BUFFALO MID CAP FUND

BUFFALO SMALL CAP FUND

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

BUFFALO DISCOVERY FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Discovery Fund — Investor Class produced a total return of 19.72%, a result that underperformed its benchmark, the Russell Midcap Growth Index, which advanced 26.28%.

What factors influenced performance?

Most economic sectors made a positive contribution to the fund's absolute performance results for the annual report period except for Consumer Staples and Real Estate, which are small sector weightings for the fund. However, weak stock selection within Consumer Discretionary, Information Technology and Financials compared to the benchmark led to relative underperformance. Growth, momentum, and earnings surprise were among the strongest factors driving performance of the benchmark for the period. Meanwhile, factors such as earnings quality and valuation have greatly underperformed. We remain committed to our valuation and higher-quality discipline, which resulted in benchmark relative underperformance over the last 12 months.

Contributors/Detractors

Securities that contributed the most to performance included CrowdStrike Holdings and Copart. Despite weakness from other firms in their industry, CrowdStrike is experiencing accelerating recurring revenue growth. CrowdStrike is well positioned to benefit from increasing spend on endpoint security and cloud workload protection for years to come.

Copart is a leading provider of auction services for the automotive industry. Values for used vehicles spiked following the COVID pandemic due to supply chain disruption and strong consumer demand, and that negatively impacted the number of "total loss" vehicles being brought to auction by insurance companies. That dynamic is now reversing as auto production rebounds and used vehicle prices normalize. Copart is now projecting healthy volume growth with improving margins. Longer term, we see opportunities for international expansion and believe domestic salvage auction volumes will continue to rise as advanced vehicle technology and rising repair costs drive up total loss rates for insurers.

Securities that detracted from the fund's results included Calix and Aptiv PLC. Calix is a telecom equipment supplier that sells primarily to broadband service providers in small- to medium-sized markets. The company stands to benefit from the federal infrastructure bill, which aims to extend broadband access into rural markets. However, financial results missed expectations with some key customers delaying purchases as they evaluate these new federal programs and apply for funds. Estimates for 2024 have moved sharply lower, but we believe this is largely a timing issue and that Calix appears well-positioned for a strong recovery once these federal programs are underway.

Aptiv PLC is a supplier to the automotive industry with products that support electrical architectures, safety/perception systems, mobile connectivity, and in-vehicle software. These are some of the fastest growing segments within the auto industry. However, earnings estimates have been pressured by slowing production growth in Europe and Asia, as well as moderating demand for electric vehicles in North America. This is on top of numerous challenges faced over the past year, including supply chain shortages, raw materials inflation, foreign exchange headwinds, and a UAW strike. Investors have clearly grown weary of bad news, but we see substantial value at current levels. Aptiv continues to win market share, and margins should get a boost from pricing actions and cost reduction. The company has capacity to repurchase $3 billion of stock over the next two years, and it is looking to scale back investment in its money-losing autonomous driving joint venture. With earnings growing at an 18-20% pace over the next few years and returns on capital improving, shares look undervalued for this leader in automotive innovation.

Positioning/Outlook

The economy has been surprisingly robust, supported by solid job growth and healthy (but decelerating) wage gains. The upside from job growth has surprised investors and runs contrary to leading economic indicators that had suggested slower growth ahead.

(Unaudited)

Elevated levels of workers, infrastructure spending, investments in AI, and inventory rebuilding appear to be driving upside growth versus prior forecasts. This bodes well for economic expansion, but lowers the odds of rate cuts and makes it more challenging for the Fed to tame inflation. With consumer spending growth now normalizing in the 3% to 4% range, inflation is stickier than desired. It appears consumers are becoming more selective in their purchases, which was a consistent theme from management teams on recent earnings calls.

In this environment, we remain biased to stable-growth franchises and businesses with secular tailwinds that are taking market share. As mentioned above, growth, momentum, and earnings surprise were among the strongest factors driving performance as we write this update. Meanwhile, factors such as earnings quality and valuation have significantly underperformed. We remain committed to our valuation discipline and refrain from chasing crowded, expensive stocks. Given the wide valuation gap between secular growth and quality, we will look to selectively add to quality companies on weakness and trim stocks that have surpassed our price targets. We recognize these valuation disparities can run further and longer than desired, so we will move methodically and patiently with a keen focus on company fundamentals and risk mitigation.

We are still finding high-quality companies benefiting from disruptive innovation and secular tailwinds. Innovative growth businesses with strong balance sheets, scalable business models, and wide competitive moats — whether they manufacture medical devices, cybersecurity software, or innovative consumer products — are likely to outperform in a slower growth environment. This long-term, risk-aware view has served us well in the past and we believe it will lead to a continued compounding of attractive returns over time.

BUFFALO DIVIDEND FOCUS FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Dividend Focus Fund — Investor Class produced a total return of 27.31%, a result that underperformed its benchmark, the Russell 1000 Index, which advanced 29.87%.

What factors influenced performance?

All economic sectors made a positive contribution to the fund's absolute performance results for the period.

However, the fund's sector allocation impact led to benchmark underperformance, particularly the fund's underweight to Information Technology which was a strong performing sector for the benchmark during the period. Stock selection within Information Technology also trailed the benchmark results. Partially offsetting results in Information Technology was the fund's stock selection in Communication Services, Energy, Health Care, Materials, and Utilities, which delivered positive performance compared to the index.

Contributors/Detractors

Securities that contributed the most to performance included Meta Platforms, Microsoft Corporation, and Vistra Corporation. Meta Platforms rose on strong earnings, the initiation of a dividend, and the announcement of a $50 billion stock buyback program. Shares of Microsoft advanced on healthy earnings, as the company appears poised to benefit from the enthusiasm around AI (artificial intelligence). Vistra, a utility and power generation company, advanced as the company has become an AI beneficiary, as growth in data centers should increase demand for electricity.

Securities that detracted from the fund's results included Enviva Inc., Community Healthcare Trust Inc., and PTC Therapeutics. Enviva, which operates in the production, processing, and distribution of wood biomass to power generators, declined on disappointing earnings and the elimination of their dividend. Community Healthcare Trust, a healthcare real estate property and leasing company, declined as a result of a tenant bankruptcy filing and rising interest rates, which negatively impacted the company's cost of capital. PTC Therapeutics, a biopharmaceutical products company that focuses on rare disorders, declined on disappointing trial results and a negative opinion from the European Union on a drug marketing authorization.

Positioning/Outlook

Despite the uncertainty created by the Federal Reserve, domestic politics, and geopolitical tensions, we remain focused on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the fund will continue to emphasize competitively-advantaged companies that can be purchased at a fair value. As stock market volatility spikes, we will look for opportunities to find companies that fit our investment criteria, and to be ready when market declines provide better entry points.

(Unaudited)

BUFFALO EARLY STAGE GROWTH FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Early Stage Growth Fund — Investor Class produced a total return of 7.38%, a result that underperformed its benchmark, the Russell 2000 Growth Index, which advanced 20.35%.

What factors influenced performance?

Stock selection within the Health Care and Information Technology sectors were primarily responsible for relative underperformance during the period. The index, made up of over 1,050 constituents, had a unique development in the fiscal year in that two holdings became some of the largest weightings in the history of the benchmark, and also produced outsized returns. Super Micro Computer and MicroStrategy are seen as beneficiaries of artificial intelligence (AI) investments and a play on bitcoin, respectively. The fund did not hold either company. Super Micro Computer, which advanced nearly 850% for the year, has a $60 billion market capitalization and falls outside the spirit of running a small cap portfolio. MicroStrategy, which advanced over 480%, is a speculative play on the price of bitcoin and does not have a fundamental story behind it.

We believe it is unlikely that we will experience anything like this past year's occurrence especially as Russell moves to reconstitute their indices twice per year to eliminate the potential for what just transpired.

Contributors/Detractors

Kinsale Capital was the top contributor over the past year. The fund has held Kinsale since its initial public offering (IPO) in 2016. The company is a property and casualty insurance company that focuses solely on excess and surplus insurance (E&S) where they write coverages for hard-to-place, small business and personal lines risks. Kinsale has grown at a 40%+ compound annual growth rate (CAGR) over a multi-year time period but still only has a 1.5% market share of the E&S industry. Senior management, which founded Kinsale in 2009, has an average experience of over 30 years in this marketplace and has shown a consistent ability to create value for shareholders. Superior underwriting and an in-house technology stack in a specialized marketplace positions Kinsale favorably to generate attractive growth and capture market share.

The largest detractor from performance was Calix, a provider of hardware and software to rural broadband providers. While a record amount of federal subsidies and incentives are available for rural broadband providers to upgrade and expand their networks, the industry is on pause for the moment as the various federal programs are being vetted and evaluated. This has caused a lull in spending for Calix equipment and software. We believe industry activity will expand in time and Calix is best positioned to capture this opportunity set. Additionally, Calix is early in its efforts to turn these hardware relationships into longer term revenue streams through associated software offerings to help these rural broadband providers better manage their businesses and subscriber bases.

Positioning/Outlook

The employment environment remains strong while consumer sentiment is being pressured by stubborn inflation. The outlook for the Fed to cut rates has dampened materially since late 2023 as economic readings continue to run hotter than expected. Consensus is now forming around two or fewer rate cuts in calendar 2024 versus as many as six rate cuts just five months ago. While inflation is showing progress against the Fed's target of 2%, this does not take away from inflation seen across food, shelter and used vehicles amongst other categories where prices are 25+% higher than pre-Covid levels.

The previous 13 rate cut cycles dating back to 1957 have been very favorable to small cap stocks, with the median return in the first six months approximating 11%. With lowered borrowing costs and lowered discount rates applied to future cash flows, small cap stocks should see immediate benefits from rate cuts. Regardless of the Fed actions, valuation levels of small caps relative to large caps remain at historically attractive levels. Additionally, the performance gap between small cap stocks and large cap stocks remains wide relative to historical levels, and we believe this performance gap will compress over time.

Our job remains to find and hold attractive small cap companies that have not been fully appreciated by the market or are mispriced due to recent results or events. We believe less investor interest in our segment of the market creates an opportunity for us to uncover value over the long term. The fund typically invests at the smaller end of the small cap growth spectrum and the managers continue to seek companies with sustainable growth due to secular growth trends or innovative, disruptive products.

(Unaudited)

BUFFALO FLEXIBLE INCOME FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Flexible Income Fund — Investor Class produced a total return of 19.37%, a result that underperformed its benchmark, the Russell 3000 Index, which advanced 29.29%.

What factors influenced performance?

All but one economic sector made a positive contribution to the fund's absolute performance results for the period, with the exception being Consumer Discretionary. However, the fund's sector allocation impact was a primary factor leading to underperformance relative to the benchmark. The fund's overweight to the Consumer Staples and Energy sectors impacted relative performance, as those sectors trailed the overall index return for the year. Additionally, the fund's underweight to Information Technology, which was a strong performing sector for the benchmark during the period, also negatively impacted relative performance.

Contributors/Detractors

Securities that contributed the most to performance included Eli Lilly and Microsoft. Eli Lilly's financial results were particularly strong during the period, driven by weight loss drugs. The company also provided 2024 top line and margin guidance that was above expectations and reported a positive Phase II clinical trial result for one of their drugs. Microsoft reported better than expected revenues throughout the period, and earnings consistently beat expectations. Revenue growth was strong across all of its segments and margins also improved.

Securities that detracted from the fund's results included Pfizer and General Mills. Pfizer's decline for the annual reporting period reflected weaker than expected earnings driven by a drop off in COVID vaccine revenues, a slowing base business, and the upcoming loss of exclusivity for certain key products (Eliquis and Ibrance). General Mills suffered from negative earnings revisions and a lower organic revenue forecast.

Positioning/Outlook

Despite the uncertainty created by the Federal Reserve, domestic politics, and geopolitical tensions, we remain focused on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the fund will continue to emphasize competitively-advantaged companies that can be purchased at a fair value. As stock market volatility spikes, we will look for opportunities to find companies that fit our investment criteria, and to be ready when market declines provide better entry points.

BUFFALO GROWTH FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Growth Fund — Investor Class produced a total return of 36.01%, a result that underperformed its benchmark, the Russell 3000 Growth Index, which advanced 37.95%.

What factors influenced performance?

All economic sectors made a positive contribution to the fund's strong absolute performance results for the period, however weak stock selection within Health Care and Information Technology led to benchmark underperformance. NVIDIA was a strong contributor to fund performance given the stock advanced over 225% in the period; however, the fund's average weight of about 3.25% vs. the benchmark's average weight of nearly 5% contributed to performance shortfall for the fund.

Contributors/Detractors

Securities that contributed the most to performance included Microsoft and NVIDIA. Microsoft gained over 47% in the period and is the fund's largest position. The company has been investing heavily in the development of AI-powered solutions across its various business segments, such as using AI to enhance productivity and efficiency in its Azure cloud infrastructure, Search, and Office software suite. Microsoft will likely continue to grow their leading share in cloud computing, gaming, and MS Office productivity applications.

As mentioned above, shares of NVIDIA advanced over 225% during the annual reporting period. The company consistently reported sales and earnings ahead of Wall Street's expectations throughout the year with greater than expected growth driven by its products that are in great demand for AI applications. The company has obtained a wide moat around the AI ecosystem and is well-positioned to capture the lion's share of AI infrastructure buildouts.

Securities that detracted from the fund's results included Bio-Rad Laboratories and Calix. Bio-Rad Laboratories is a

(Unaudited)

supplier of products and services to the life sciences industry, including reagents, consumables, diagnostic testing systems, and software. The company cut its earnings forecast following the release of first-quarter earnings. Life sciences and biopharma industries have not been immune from macroeconomic uncertainty and supply chain disruption, and some of the inventory stockpiling that took place during the pandemic is now being reduced. We believe the slowdown is temporary, though, and valuation is now compelling. Giving Bio-Rad Laboratories credit for its net cash position and stake in German bioprocess leader Sartorius, the company trades at roughly half the valuation of industry leaders Danaher and Thermo Fisher.

Calix is a telecom equipment supplier that sells primarily to broadband service providers in small- to medium-sized markets. The company stands to benefit from the federal infrastructure bill, which aims to extend broadband access into rural markets. However, financial results missed expectations with some key customers delaying purchases as they evaluate these new federal programs and apply for funds. Estimates for 2024 have moved sharply lower, but we believe this is largely a timing issue and that Calix appears well-positioned for a strong recovery once these federal programs are underway.

Positioning/Outlook

The outlook for growth stocks is encouraging. The economy is slowing to a more sustainable level of growth, as consumers have spent much of the excess savings accumulated during the pandemic. Higher capital costs are also helping to moderate demand, giving supply lines time to mend. With demand moderating and the job market loosening, we believe inflationary pressures will moderate. The Fed's aggressive tightening cycle appears to be addressing inflation, and an unwelcomed scenario of stubbornly-high inflation coupled with a consumer-led recession appears to be off the table. Moreover, the Fed now has firepower to stimulate when needed, which provides an important backstop to investor psychology. In our opinion, the market environment favors growing, high quality, self-funded companies with durable moats.

Our process is to invest in high quality, well-funded businesses that benefit from secular trends. Regardless of what happens with the economy or broader equity markets, we will strive to maximize risk-adjusted returns in the portfolio by investing in attractively-valued businesses with solid growth opportunities, durable competitive advantages, scalable business models, and exceptional management teams.

BUFFALO HIGH YIELD FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo High Yield Fund — Investor Class produced a total return of 12.07%, a result that outperformed its benchmark, the ICE BofA US High Yield Index, which advanced 11.12%.

What factors influenced performance?

The U.S. high yield bond sector generated posted positive returns in all four quarters of our annual reporting period, as the Fed paused hiking the Federal Funds rate in July, economic data continued to signal resiliency, and the market began anticipating rate cuts for 2024. According to JP Morgan, the return on CCC-rated bonds significantly outperformed the single-B rated and doubled the BB-rated issues during the fiscal year (CCC = 18.86%, B = 11.94%, BB = 9.16%) as investors searched for wider spreads in anticipation of more aggressive Fed rate cuts.

Contributors/Detractors

The top three contributors were Uniti Group LP 10.500% corporate bonds, Vista Outdoor 4.500% corporate bonds, and Energy Transfer LP 7.125% corporate bonds. The 10.500% coupon and annuity-like cash flows attracted investors to the Uniti Group's bonds during the year. Vista Outdoor benefited from the announcement that the company would be acquired by The Czechoslovak Group and the bonds will be repaid at par once the acquisition is finalized. Energy Transfer LP rallied as investors were drawn to its bonds due to their near-investment grade quality and longer-duration characteristics which should benefit the bonds in a declining interest rate environment.

Southwest Airlines 1.250% convertible bonds, Tutor Perini term loans, and the iHeart Communications 8.375% corporate bonds were the worst performers during the fiscal year. Southwest Airlines' convertible bonds were negatively impacted by disappointing earnings results reported in July as well as several safety issues at Boeing that have delayed the delivery of new planes, affecting the entire commercial airline industry. Tutor Perini's loans underperformed as the company reported multiple quarters of disappointing earnings and diminishing backlog. The iHeart Communication's bonds suffered

(Unaudited)

from multiple headwinds negatively affecting the radio/advertising industry throughout the year.

Positioning/Outlook

We are principally focused on the Federal Reserve's balancing act between taming inflation while avoiding a recession, lingering supply chain disruptions, and geopolitical uncertainty. The fund is being managed cautiously yet actively, focusing on high-quality issuers with defensive business models and manageable credit metrics. The portfolio managers will continue to deploy cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. Additionally, we believe bank loans offer a more defensive position as they provide senior positioning in the capital structure and less interest rate sensitivity due to their floating rate structures. Finally, we continue to look for opportunities in convertible bonds and preferred stocks. We ended the year with 142 securities in the portfolio, up from the previous year's level of 137, excluding cash.

BUFFALO INTERNATIONAL FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo International Fund — Investor Class produced a total return of 10.89%, a result that underperformed its benchmark, the FTSE All-World exUS Index, which advanced 13.99%.

What factors influenced performance?

All economic sectors except for Consumer Staples made a positive contribution to the fund's performance results for the period. However, the fund's sector allocation impact and weak stock selection with Consumer Staples, specifically, led to underperformance compared to the benchmark. In terms of sector impact, the fund's underweight to Financials, a strong performing sector for the benchmark during the period, detracted from relative performance. Stock selection within Consumer Staples also trailed the benchmark, particularly beverage companies and luxury apparel and accessory brands which declined. Partially offsetting these results were the fund's investments to select Materials companies, which delivered positive performance compared to the index.

Contributors/Detractors

Securities that contributed significantly to performance included Disco Corporation and Taiwan Semiconductor

Manufacturing Company (TSMC). Shares of TSMC, the leading global contract semiconductor manufacturer, rose nearly 50% in the period. TSMC is seeing increased demand for its leading-edge foundry services due to growth in AI-related data center computation, and stabilization in smartphone and personal computer shipments. Management forecasts AI-related data center needs will approach a 50% compound annual growth rate (CAGR) over the next five years. Disco, a manufacturer of machinery for cutting and grinding silicon, rose nearly 220% in the annual period driven by demand for its AI packaging equipment. TSMC is their top customer, accounting for around 9% of Disco's revenue. Following TSMC's commentary on advanced packaging, we expect strong growth for both Disco's equipment and consumables over the next 3-5 years.

BayCurrent Consulting was the largest detractor from the fund's results during the annual period. BayCurrent, a Japanese consulting company, reported below-estimate revenue and earnings due to the loss of a major client and lower consultant utilization resulting from overhiring. Additionally, a shift into IT services alongside their consulting business raised investor concerns about growth, margins, and the new strategy overall. Despite the short-term results, we believe this shift toward a less cyclical, higher-volume business model will ultimately improve free cash flow, and we remain confident in the mid- to long-term story.

Positioning/Outlook

We continue to be cautiously optimistic about the prospects for global equity markets. It has become clearer that anticipated interest rate cuts in the United States will come later than previously hoped. In the European Union, interest rate cuts are becoming more imminent as inflation recedes and the economy remains sluggish. Barring any change in the data, it seems the European Central Bank will most likely cut rates before the U.S. Federal Reserve. The European labor market remains strong, and consumer and business confidence has stabilized, helped by positive real wage growth for the consumer; however, there has not been any pickup in economic growth to date. The continued strength of the U.S. economy, however, has been positive for many European multinational companies that do a portion of their business in America. In Japan, the central bank exiting negative rates could signal a new regime for the country where inflation takes hold and positive economic growth continues.

(Unaudited)

Whatever the future brings, we will continue to look for opportunities in the short term to invest with a long-term view. Our strategy remains the same, seeking quality companies that are benefiting from long-term secular growth trends that also have sound, sustainable business models, competitive advantages, and consistent free cash flow generation with good returns on their investments. We especially like proven management teams that are focused on creating value for shareholders. We will seek out opportunities during periods of market weakness or volatility to buy high quality growth companies at attractive valuations. We believe that by continuing our disciplined strategy we should be able to post attractive risk-adjusted returns over the long term.

BUFFALO LARGE CAP FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Large Cap Fund — Investor Class produced a total return of 39.04%, a result that matched its benchmark, the Russell 1000 Growth Index, which advanced 39.00%.

What factors influenced performance?

All economic sectors made a positive contribution to the fund's strong absolute performance results for the period. The fund's results within Information Technology were particularly impactful, gaining nearly 52%, providing the strongest contribution for the year. Fund results within Industrials added the most value compared to the benchmark, partially offset by weaker stock selection for the fund's investments within Financials.

Contributors/Detractors

Securities that contributed the most to performance included NVIDIA and Microsoft. NVIDIA shares continued their prodigious rise that started in January of 2023 with an "eye-popping" return of over 225% during the annual reporting period, as the company significantly raised its guidance and outlook for data center AI chip (GPU) shipments. The company has capitalized on the AI microprocessor opportunity and has, in the process, created the third most valuable company in the world. Some have suggested Nvidia will eventually possess the largest global market cap of any company — a strong possibility. Microsoft also contributed to the fund's strong performance over the past 12 months. The company remains a unique beneficiary of AI, as both an enabler and adopter of the technology.

Tesla was the largest detractor from fund results during the period. The share price of Tesla declined around 30% due to two primary factors: 1) a reduction in deliveries of its battery electric vehicles (BEV) and 2) ongoing uncertainty of the export by China manufacturers of low-cost electric vehicles into western markets, where Tesla currently has leading BEV market share. The reduction in auto deliveries is not unique to Tesla. The worldwide vehicle market has been hampered either by weak economies or an elevated interest rate environment. Inflation in the U.S. (including the "higher for longer" theme) is making the case for a series of interest rate cuts in 2024 more unlikely. This has heightened declining sentiment for Tesla's shares.

Positioning/Outlook

Market returns have been produced by relatively few stocks (the "Magnificent 7") across the large cap benchmarks. Time will tell if this is a leading indicator of market declines, or alternatively, positions other large cap companies to gain ground throughout 2024.

We see growing concerns around the health of the U.S. consumer. Consumer confidence has fallen below expectations, as higher interest rates and elevated gasoline prices impact pocketbooks. Moreover, student loan repayments commenced October 1st, 2023, adding an additional layer of concern on US households' propensity to spend. Partially offsetting these factors is that employment remains strong across the U.S.

Weight loss drugs (GLP-1's, such as Wegovy and Monjaro) created a profound investment narrative during the annual reporting period that has negatively impacted various medical device, consumer discretionary, and consumer staple stocks. The narrative implies structural changes to food and drink consumption and reduced need for medical procedures in areas such as cardiovascular disease and orthopedics. We see selective opportunities to take the other side of this potentially-exaggerated theme, investing in companies that have been overly penalized by GLP-1's perceived weight-loss impact.

Artificial Intelligence also remains a key driver of investor interest. The key question, in our opinion, is how much of the near-term growth is now priced into key AI beneficiary stocks. We have continued to have overweight exposure, generally to a handful of companies where the risk/reward upside is likely to persist over the next six to nine months. Notwithstanding the favorable long-term secular outlook of this macro

(Unaudited)

trend, we do believe there will likely be a digestion point sometime in late 2024 or 2025 where the aggregate AI investment, on a rate of change basis, will decelerate or possibly be negative on a year-over-year basis. The growth outlook of AI investment over the next 10+ years remains unambiguously positive, however.

BUFFALO MID CAP FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Mid Cap Fund — Investor Class produced a total return of 23.74%, a result that underperformed its benchmark, the Russell Midcap Growth Index, which advanced 26.28%.

What factors influenced performance?

All economic sectors made a positive contribution to the fund's absolute performance results for the period, however weak stock selection within Consumer Discretionary and Financials led to benchmark underperformance. Our investing style has been generally out of favor recently. According to the investment bank Jefferies, momentum has been the top performing factor, and quality has been the worst performing factor. This is not in alignment with our investment style. We do not chase stocks with strong recent performance, hoping that it can continue. We invest in high quality stocks as measured by return on invested capital (ROIC), return on assets (ROA), and return on equity (ROE) etc.

Contributors/Detractors

Securities that contributed the most to performance included CrowdStrike Holdings and Gartner. Despite weakness from other firms in their industry, CrowdStrike is experiencing accelerating recurring revenue growth. CrowdStrike is well positioned to benefit from increasing spend on endpoint security and cloud workload protection for years to come. Meanwhile Gartner provides research and advisory services, mainly on technology-related topics, to corporate clients. The stock advanced due to strong financial results, highlighted by stabilizing tech vendor spending and salesforce productivity improvements. While artificial intelligence is the current hot topic, we expect Gartner will continue to benefit from the increasing ubiquity and complexity of IT in all types of businesses.

Securities that detracted from the fund's results included MarketAxess Holdings and Bio-Rad Laboratories. MarketAxess, which operates a platform for electronically trading fixed income securities, declined during annual reporting period driven by soft industry volumes, stagnant market share, and weaker than expected pricing. We believe that these issues are mainly short-term, or macro-driven, and expect the company to benefit from the continued shift to electronic trading in the bond market.

Bio-Rad Laboratories is a supplier of products and services to the life sciences industry, including reagents, consumables, diagnostic testing systems, and software. The company cut its earnings forecast following the release of first-quarter earnings. Life sciences and biopharma industries have not been immune from macroeconomic uncertainty and supply chain disruption, and some of the inventory stockpiling that took place during the pandemic is now being reduced. We believe the slowdown is temporary, though, and valuation is now compelling. Even after giving Bio-Rad Laboratories credit for its net cash position and stake in German bioprocess leader Sartorius, the company trades at roughly half the valuation of industry leaders Danaher and Thermo Fisher.

Positioning/Outlook

The outlook for the Fed to cut rates has dampened materially since late 2023 as economic readings continue to run hotter than expected. Consensus is now forming around two rate cuts in calendar 2024 versus as many as six rate cuts just five months ago. While inflation currently looks stickier than it did a few months ago, the good news is that the odds of a recession in the near term have declined.

Despite inflation being stickier than expected, businesses with pricing power should hold up better than most. Regardless of what happens with the Federal Reserve, economy, or broader equity markets, we will strive to maximize risk-adjusted returns in the portfolio by investing in attractively-valued businesses with solid growth opportunities, durable competitive advantages, scalable business models, and exceptional management teams.

(Unaudited)

BUFFALO SMALL CAP FUND

How did the Fund perform last year and what affected its performance?

For the 12-month period ended March 31, 2024, the Buffalo Small Cap Fund — Investor Class produced a total return of 3.88%, a result that underperformed its benchmark, the Russell 2000 Growth Index, which advanced 20.35%.

What factors influenced performance?

Stock selection within the Health Care and Information Technology sectors were primarily responsible for relative underperformance during the period. The index, made up of over 1,050 constituents, had a unique development in the fiscal year in that two holdings became some of the largest weightings in the history of the benchmark, and also produced outsized returns. Super Micro Computer and MicroStrategy are seen as beneficiaries of artificial intelligence (AI) investments and a play on bitcoin, respectively. The fund did not hold either company. Super Micro Computer, which advanced nearly 850% for the year, has a $60 billion market capitalization and falls outside the spirit of running a small cap portfolio. MicroStrategy, which advanced over 480%, is a speculative play on the price of bitcoin and does not have a fundamental story behind it.

We believe it is unlikely that we will experience anything like this past year's occurrence especially as Russell moves to reconstitute their indices twice per year to eliminate the potential for what just transpired.

Contributors/Detractors

Securities that contributed the most to performance included AZEK and PGT Innovations. AZEK, a manufacturer of wood-alternative decking, railing and exterior products for the residential market continues to perform well as the company is benefiting from the conversion away from wood. Currently, wood represents approximately 78% of the decking market and we believe the conversion away from wood provides a secular growth opportunity for the company. Additionally, AZEK should continue to expand margins as the company improves its recycling capabilities. PGT Innovations is a leading manufacturer of residential impact-resistant windows and doors. The company entered into an agreement to be acquired by Masonite International Corp., leading the shares to move higher on the proposed announced acquisition.

Securities that detracted from the fund's results included Avid Bioservices and Treace Medical Concepts. Avid Bioservices, a clinical and commercial manufacturer of biologics for biotechnology and pharmaceutical companies, reported that customer focus shifted from early-stage biotechnology to late-stage projects, which puts pressure on near-term revenues as later-phase work converts to revenue at a slower rate than early stage. Although the near-term might experience volatility, we believe the company's fundamentals are strong and remain confident in Avid's position within their industry as total backlog hit an all-time high and there is good visibility into bookings for next year.

Treace designs, manufactures, and markets orthopedic medical devices for the foot and ankle. Treace's share price action reflected current investor sentiment souring on longer duration stories that are currently unprofitable. Additionally, weight loss drugs, being front and center recently, weighed on many healthcare stocks. We do not believe weight loss drugs will reduce the need for foot and ankle procedures, which are largely caused by other factors, and we remain favorable on Treace's longer-term growth potential. Furthermore, the company is driving toward profitability, which should be a few quarters out.

Positioning/Outlook

The employment environment remains strong while consumer sentiment is being pressured by stubborn inflation. The outlook for the Fed to cut rates has dampened materially since late 2023 as economic readings continue to run hotter than expected. Consensus is now forming around two rate cuts in calendar 2024 versus as many as six rate cuts just five months ago. While inflation is showing progress against the Fed's target of 2%, this does not take away from inflation seen across food, shelter and used vehicles amongst other categories where prices are 25%+ higher than pre-Covid levels.

The previous 13 rate cut cycles dating back to 1957 have been very favorable to small cap stocks, with the median return in the first six months approximating 11%. With lowered borrowing costs and lowered discount rates applied to future cash flows, small cap stocks should see immediate benefits from rate cuts. Regardless of the Fed actions, valuation levels of small caps relative to large caps remain at historically attractive levels. Additionally, the performance gap between small cap stocks and large cap stocks remains wide relative to historical levels, and we believe this performance gap will compress over time.

(Unaudited)

We continue to seek high quality companies that meet our criteria including strong management teams, consistent free cash flow generation, scalable business models, and sustainable competitive advantages. We believe that such companies are well-positioned to weather economic headwinds and deliver sustainable returns, and we feel this approach allows the portfolio to perform well over full market cycles while being mindful of risk.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees (Investor Class only) and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2023 – March 31, 2024).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,221.30	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05
Institutional Class
Actual	$1,000.00	$1,221.90	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,221.60	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
Institutional Class
Actual	$1,000.00	$1,222.00	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO EARLY STAGE GROWTH FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,150.20	$7.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.49
Institutional Class
Actual	$1,000.00	$1,150.40	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.76

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,158.40	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Institutional Class
Actual	$1,000.00	$1,159.90	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO GROWTH FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,243.00	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39
Institutional Class
Actual	$1,000.00	$1,244.10	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO HIGH YIELD FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,076.30	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15
Institutional Class
Actual	$1,000.00	$1,077.20	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,172.00	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20
Institutional Class
Actual	$1,000.00	$1,172.70	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO LARGE CAP FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,278.00	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45
Institutional Class
Actual	$1,000.00	$1,278.60	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,211.00	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90
Institutional Class
Actual	$1,000.00	$1,212.30	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO SMALL CAP FUND	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period October 1, 2023 - March 31, 2024*
Investor Class
Actual	$1,000.00	$1,124.40	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85
Institutional Class
Actual	$1,000.00	$1,125.10	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS
(UNAUDITED)

Percentages represent market value as a percentage of investments as of March 31, 2024.

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EARLY STAGE
GROWTH FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

(Unaudited)

Percentages represent market value as a percentage of investments as of March 31, 2024.

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		98.4%
Communication Services		6.2%
	Entertainment	3.6%
447,751	Endeavor Group Holdings, Inc. — Class A	11,520,633
96,000	Live Nation Entertainment, Inc.(a)	10,153,920
31,400	Spotify Technology SA(a)	8,286,460
		29,961,013
	Interactive Media & Services	1.2%
278,000	Pinterest, Inc. — Class A(a)	9,638,260
	Media	1.4%
137,873	Trade Desk, Inc. — Class A(a)	12,052,858
Total Communication Services		51,652,131
Consumer Discretionary		7.0%
	Automobile Components	2.0%
205,472	Aptiv PLC(a)	16,365,845
	Hotels, Restaurants & Leisure	1.6%
57,952	Expedia Group, Inc.(a)	7,982,888
107,870	MGM Resorts International(a)	5,092,543
		13,075,431
	Specialty Retail	2.0%
55,346	Five Below, Inc.(a)	10,038,657
12,200	Ulta Beauty, Inc.(a)	6,379,136
		16,417,793
	Textiles, Apparel & Luxury Goods	1.4%
11,260	lululemon athletica, Inc.(a)	4,398,719
220,000	On Holding AG — Class A(a)	7,783,600
		12,182,319
Total Consumer Discretionary		58,041,388
Consumer Staples		1.8%
	Personal Care Products	1.8%
30,000	Estee Lauder Companies, Inc. — Class A	4,624,500
472,000	Kenvue, Inc.	10,129,120
		14,753,620
Total Consumer Staples		14,753,620

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Energy		1.6%
	Energy Equipment & Services	1.6%
246,845	Schlumberger NV	13,529,575
Total Energy		13,529,575
Financials		9.9%
	Capital Markets	6.4%
11,100	FactSet Research Systems, Inc.	5,043,729
72,438	Intercontinental Exchange, Inc.	9,955,154
18,000	MarketAxess Holdings, Inc.	3,946,500
46,940	MSCI, Inc.	26,307,523
19,151	S&P Global, Inc.	8,147,793
		53,400,699
	Financial Services	3.5%
28,691	Corpay, Inc.(a)	8,852,321
87,708	Global Payments, Inc.	11,723,051
126,667	Shift4 Payments, Inc. — Class A(a)	8,368,889
		28,944,261
Total Financials		82,344,960
Health Care		21.8%
	Biotechnology	2.5%
42,523	BioMarin Pharmaceutical Inc.(a)	3,713,959
105,000	Halozyme Therapeutics, Inc.(a)	4,271,400
139,281	Natera, Inc.(a)	12,738,640
		20,723,999
	Health Care Equipment & Supplies	5.7%
106,641	Alcon, Inc.	8,882,129
142,064	Boston Scientific Corp.(a)	9,729,963
57,700	DexCom, Inc.(a)	8,002,990
70,000	Edwards Lifesciences Corp.(a)	6,689,200
18,299	IDEXX Laboratories, Inc.(a)	9,880,179
22,010	Inspire Medical Systems, Inc.(a)	4,727,528
		47,911,989

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Health Care Providers & Services	2.0%
10,000	McKesson Corp.	5,368,500
287,000	Progyny, Inc.(a)	10,949,050
		16,317,550
	Health Care Technology	2.4%
149,924	Doximity, Inc. — Class A(a)	4,034,455
70,534	Veeva Systems, Inc. — Class A(a)	16,342,022
		20,376,477
	Life Sciences Tools & Services	9.2%
64,972	Agilent Technologies, Inc.	9,454,076
336,000	Avantor, Inc.(a)	8,591,520
75,241	Azenta, Inc.(a)	4,535,528
20,273	Bio-Rad Laboratories, Inc. — Class A(a)	7,011,823
164,900	Bio-Techne Corp.	11,607,311
20,000	ICON PLC(a)	6,719,000
30,000	Illumina, Inc.(a)	4,119,600
98,662	IQVIA Holdings, Inc.(a)	24,950,633
		76,989,491
Total Health Care		182,319,506
Industrials		20.8%
	Aerospace & Defense	0.7%
38,600	HEICO Corp. — Class A	5,942,084
	Building Products	2.2%
35,986	Builders FirstSource, Inc.(a)	7,504,880
105,572	Trex Co., Inc.(a)	10,530,807
		18,035,687
	Commercial Services & Supplies	2.0%
289,088	Copart, Inc.(a)	16,743,977
	Electrical Equipment	3.3%
96,600	AMETEK, Inc.	17,668,140
31,000	Rockwell Automation, Inc.	9,031,230
93,196	Shoals Technologies Group, Inc. — Class A(a)	1,041,931
		27,741,301
	Machinery	3.7%
194,314	Ingersoll Rand, Inc.	18,450,114
94,200	Xylem, Inc.	12,174,408
		30,624,522

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Professional Services	5.9%
25,662	Equifax, Inc.	6,865,098
121,500	KBR, Inc.	7,734,690
20,000	Paycom Software, Inc.	3,980,200
236,389	TransUnion	18,863,842
50,623	Verisk Analytics, Inc.	11,933,360
		49,377,190
	Trading Companies & Distributors	3.0%
103,853	Fastenal Co.	8,011,221
58,766	Ferguson PLC	12,836,257
22,653	WESCO International, Inc.	3,880,006
		24,727,484
Total Industrials		173,192,245
Information Technology		23.2%
	Communications Equipment	2.7%
22,067	Arista Networks, Inc.(a)	6,398,989
239,109	Calix, Inc.(a)	7,928,854
159,375	Ciena Corp.(a)	7,881,094
		22,208,937
	Electronic Equipment, Instruments & Components	2.4%
110,801	Amphenol Corp. — Class A	12,780,895
49,614	Keysight Technologies, Inc.(a)	7,758,637
		20,539,532
	IT Services	1.6%
13,500	EPAM Systems, Inc.(a)	3,728,160
11,591	Gartner, Inc.(a)	5,525,082
38,239	GoDaddy, Inc. — Class A(a)	4,538,205
		13,791,447
	Semiconductors & Semiconductor Equipment	2.0%
75,000	Allegro MicroSystems, Inc.(a)	2,022,000
10,613	Monolithic Power Systems, Inc.	7,189,458
43,894	Universal Display Corp.	7,393,944
		16,605,402

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Software	14.5%
19,179	ANSYS, Inc.(a)	6,658,182
34,070	Aspen Technology, Inc.(a)	7,266,450
39,365	Autodesk, Inc.(a)	10,251,433
46,098	Crowdstrike Holdings, Inc. — Class A(a)	14,778,558
30,000	CyberArk Software Ltd.(a)	7,968,900
493,744	DoubleVerify Holdings, Inc.(a)	17,360,039
58,000	Guidewire Software, Inc.(a)	6,769,180
68,000	Procore Technologies, Inc.(a)	5,587,560
14,655	Synopsys, Inc.(a)	8,375,333
150,236	Tenable Holdings, Inc.(a)	7,426,165
201,942	Teradata Corp.(a)	7,809,097
23,113	Tyler Technologies, Inc.(a)	9,823,256
140,000	Varonis Systems, Inc.(a)	6,603,800
14,500	Workday, Inc. — Class A(a)	3,954,875
		120,632,828
Total Information Technology		193,778,146
Materials		3.8%
	Chemicals	1.8%
28,500	Air Products and Chemicals, Inc.	6,904,695
37,084	Ecolab Inc.	8,562,696
		15,467,391
	Construction Materials	2.0%
26,918	Martin Marietta Materials, Inc.	16,526,037
Total Materials		31,993,428
Real Estate		2.3%
	Real Estate Management & Development	2.3%
199,341	CoStar Group, Inc.(a)	19,256,341
Total Real Estate		19,256,341
Total Common Stocks (Cost $542,653,427)		820,861,340

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Short-Term Investments		1.0%
Money Market Funds		1.0%
8,381,799	Fidelity Government Portfolio — Class Institutional, 5.21%(b)	8,381,799
Total Money Market Funds		8,381,799
Total Short-Term Investments (Cost $8,381,799)		8,381,799
Total Investments (Cost $551,035,226)		99.4 829,243,139%
Other Assets in Excess of Liabilities		0.6 4,792,915%
Total Net Assets		100.0 834,036,054%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC  Public Limited Company

(a)  Non-income producing security.

(b)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		81.6%
Communication Services		7.7%
	Diversified Telecommunication Services	0.3%
10,625	Verizon Communications, Inc.	445,825
	Entertainment	0.6%
7,605	Walt Disney Co.	930,548
	Interactive Media & Services	6.2%
12,600	Alphabet, Inc. — Class A(a)	1,901,718
13,000	Alphabet, Inc. — Class C(a)	1,979,380
13,300	Meta Platforms, Inc. — Class A	6,458,214
		10,339,312
	Media	0.6%
22,500	Comcast Corp. — Class A	975,375
Total Communication Services		12,691,060
Consumer Discretionary		3.7%
	Broadline Retail	1.2%
11,000	Amazon.com, Inc.(a)	1,984,180
	Hotels, Restaurants & Leisure	1.5%
5,000	Las Vegas Sands Corp.	258,500
30,500	MGM Resorts International(a)	1,439,905
9,500	Starbucks Corp.	868,205
		2,566,610
	Specialty Retail	1.0%
4,225	Home Depot, Inc.	1,620,710
Total Consumer Discretionary		6,171,500
Consumer Staples		5.2%
	Beverages	1.6%
5,550	PepsiCo, Inc.	971,305
88,600	Primo Water Corp.	1,613,406
		2,584,711
	Consumer Staples Distribution & Retail	0.4%
10,350	Walmart, Inc.	622,760

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Food Products	1.2%
12,300	Lamb Weston Holdings, Inc.	1,310,319
11,900	Tyson Foods, Inc. — Class A	698,887
		2,009,206
	Household Products	0.6%
5,725	The Procter & Gamble Co.	928,881
	Personal Care Products	1.4%
11,200	Estee Lauder Cos., Inc. — Class A	1,726,480
27,000	Kenvue, Inc.	579,420
		2,305,900
Total Consumer Staples		8,451,458
Energy		10.7%
	Oil, Gas & Consumable Fuels	10.7%
162,600	Energy Transfer Equity, L.P.	2,557,698
46,650	Enterprise Products Partners L.P.	1,361,247
9,875	Hess Corp.	1,507,320
12,126	Marathon Petroleum Corp.	2,443,389
63,400	Northern Oil and Gas, Inc.	2,515,712
7,900	Valero Energy Corp.	1,348,451
150,000	Viper Energy, Inc.	5,769,000
		17,502,817
Total Energy		17,502,817
Financials		18.0%
	Banks	5.6%
63,000	Bank of America Corp.	2,388,960
24,375	Citigroup, Inc.	1,541,475
40,750	Citizens Financial Group, Inc.	1,478,818
14,000	JPMorgan Chase & Co.	2,804,200
28,600	Truist Financial Corp.	1,114,828
		9,328,281
	Capital Markets	3.8%
1,100	BlackRock, Inc.	917,070
4,025	CME Group, Inc.	866,542
11,100	Intercontinental Exchange, Inc.	1,525,473
7,136	S&P Global, Inc.	3,036,011
		6,345,096

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Financial Services	6.8%
180,800	Burford Capital Ltd.	2,887,376
72,000	Compass Diversified Holdings	1,733,040
4,400	Global Payments, Inc.	588,104
4,400	Mastercard, Inc. — Class A	2,118,908
12,925	Visa, Inc. — Class A	3,607,109
		10,934,537
	Insurance	1.8%
11,575	Arthur J. Gallagher & Co.	2,894,213
Total Financials		29,502,127
Health Care		11.1%
	Health Care Equipment & Supplies	1.4%
10,000	Abbott Laboratories	1,136,600
11,600	Baxter International, Inc.	495,784
7,400	Medtronic PLC	644,910
		2,277,294
	Health Care Providers & Services	6.7%
32,900	CVS Health Corp.	2,624,104
3,375	Elevance Health, Inc.	1,750,072
8,100	HCA Healthcare, Inc.	2,701,593
2,500	McKesson Corp.	1,342,125
5,600	UnitedHealth Group, Inc.	2,770,320
		11,188,214
	Pharmaceuticals	3.0%
3,150	Eli Lilly & Co.	2,450,574
7,125	Johnson & Johnson	1,127,104
9,800	Merck & Co., Inc.	1,293,110
		4,870,788
Total Health Care		18,336,296
Industrials		5.3%
	Aerospace & Defense	0.4%
3,025	The Boeing Co.(a)	583,795
	Commercial Services & Supplies	1.2%
2,800	Cintas Corp.	1,923,684

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Electrical Equipment	0.3%
2,500	AMETEK, Inc.	457,250
	Industrial Conglomerates	0.4%
3,450	Honeywell International, Inc.	708,113
	Machinery	1.3%
3,950	Parker-Hannifin Corp.	2,195,370
	Professional Services	1.2%
3,200	Equifax, Inc.	856,064
18,700	SS&C Technologies Holdings, Inc.	1,203,719
		2,059,783
	Trading Companies & Distributors	0.5%
10,300	Fastenal Co.	794,542
Total Industrials		8,722,537
Information Technology		11.1%
	Communications Equipment	0.5%
17,750	Cisco Systems, Inc.	885,903
	IT Services	0.9%
7,700	International Business Machines Corp.	1,470,392
	Semiconductors & Semiconductor Equipment	1.6%
10,100	Marvell Technology, Inc.	715,888
9,075	QUALCOMM, Inc.	1,536,397
2,950	Texas Instruments, Inc.	513,920
		2,766,205
	Software	4.8%
18,650	Microsoft Corp.	7,846,428
	Technology Hardware, Storage & Peripherals	3.3%
31,080	Apple Inc.	5,329,598
Total Information Technology		18,298,526
Materials		3.6%
	Chemicals	1.2%
75,700	Chemours Co.	1,987,882

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Construction Materials	1.6%
21,700	CRH PLC	1,871,842
1,500	Martin Marietta Materials, Inc.	920,910
		2,792,752
	Containers & Packaging	0.8%
43,700	Graphic Packaging Holding Co.	1,275,166
Total Materials		6,055,800
Utilities		5.2%
	Electric Utilities	3.0%
15,700	American Electric Power Co., Inc.	1,351,770
30,550	Edison International	2,160,802
82,600	PG&E Corp.	1,384,376
		4,896,948
	Independent Power and Renewable Electricity Producers	1.7%
39,000	Vistra Corp.	2,716,350
	Multi-Utilities	0.5%
12,200	Sempra Energy	876,326
Total Utilities		8,489,624
Total Common Stocks (Cost $60,722,669)		134,221,745
Par ($ Value)		$ Value
Convertible Bonds		6.0%
Communication Services		0.4%
	Entertainment	0.4%
500,000	Live Nation Entertainment, Inc., 2.00%, 02/15/2025	555,950
Total Communication Services		555,950
Consumer Discretionary		1.7%
	Hotels, Restaurants & Leisure	1.7%
1,000,000	Royal Caribbean Cruises Ltd., 6.00%, 08/15/2025	2,847,000
Total Consumer Discretionary		2,847,000

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
Health Care		1.4%
	Biotechnology	1.4%
300,000	Apellis Pharmaceuticals, Inc., 3.50%, 09/15/2026	489,462
500,000	BioMarin Pharmaceutical, Inc., 1.25%, 05/15/2027	495,650
	Exact Sciences Corp.
100,000	0.38%, 03/15/2027	95,810
750,000	0.38%, 03/01/2028	693,300
600,000	PTC Therapeutics, Inc., 1.50%, 09/15/2026	559,500
		2,333,722
Total Health Care		2,333,722
Industrials		0.8%
	Electrical Equipment	0.3%
500,000	Array Technologies, Inc., 1.00%, 12/01/2028	464,191
	Passenger Airlines	0.5%
750,000	Southwest Airlines Co., 1.25%, 05/01/2025	761,812
Total Industrials		1,226,003
Information Technology		1.7%
	Communications Equipment	0.4%
750,000	Lumentum Holdings, Inc., 0.50%, 12/15/2026	661,751
	Software	1.3%
1,610,000	Cerence, Inc., 3.00%, 06/01/2025	1,576,995
500,000	Guidewire Software, Inc., 1.25%, 03/15/2025	579,250
		2,156,245
Total Information Technology		2,817,996
Total Convertible Bonds (Cost $7,835,508)		9,780,671
Shares		$ Value
Real Estate Investment Trusts		4.2%
	Health Care REITs	0.8%
19,106	Community Healthcare Trust, Inc.	507,264
7,900	Welltower, Inc.	738,176
		1,245,440

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Office REITs	0.4%
31,400	NET Lease Office Properties	747,320
	Specialized REITs	3.0%
3,200	American Tower Corp.	632,288
5,000	Digital Realty Trust, Inc.	720,200
1,100	Equinix Inc.	907,863
9,968	Lamar Advertising Co. — Class A	1,190,279
5,000	Public Storage	1,450,300
		4,900,930
Total Real Estate Investment Trusts (Cost $5,744,896)		6,893,690
Preferred Stocks		0.2%
Financials		0.2%
	Financial Services	0.20%
15,000	Compass Diversified Holdings, Series C, 7.88%, Perpetual	376,800
Total Preferred Stocks (Cost $319,968)		376,800
Short-Term Investments		7.5%
Money Market Funds		7.5%
12,395,657	Fidelity Government Portfolio — Class Institutional, 5.21%(b)	12,395,657
Total Money Market Funds		12,395,657
Total Short-Term Investments (Cost $12,395,657)		12,395,657
Total Investments (Cost $87,018,698)		99.5 163,668,563%
Other Assets in Excess of Liabilities		0.5 897,870%
Total Net Assets		100.0 164,566,433%

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC  Public Limited Company

(a)  Non-income producing security.

(b)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		95.6%
Communication Services		1.0%
	Interactive Media & Services	1.0%
17,900	Shutterstock, Inc.	819,999
Total Communication Services		819,999
Consumer Discretionary		14.8%
	Automobile Components	2.7%
17,900	Patrick Industries, Inc.	2,138,513
	Diversified Consumer Services	2.0%
120,300	OneSpaWorld Holdings Ltd.(a)	1,591,569
	Hotels, Restaurants & Leisure	5.9%
105,100	Accel Entertainment, Inc.(a)	1,239,129
173,700	Playa Hotels & Resorts N.V.(a)	1,684,890
64,500	Portillo's, Inc. — Class A(a)	914,610
68,710	Target Hospitality Corp.(a)	746,878
		4,585,507
	Household Durables	3.2%
41,600	The Lovesac Co.(a)	940,160
18,070	Skyline Champion Corp.(a)	1,536,130
		2,476,290
	Leisure Products	1.0%
17,900	Malibu Boats, Inc. — Class A(a)	774,712
Total Consumer Discretionary		11,566,591
Consumer Staples		4.1%
	Beverages	1.4%
12,760	MGP Ingredients, Inc.	1,099,019
	Food Products	2.7%
311,000	SunOpta, Inc.(a)	2,136,570
Total Consumer Staples		3,235,589
Energy		1.4%
	Energy Equipment & Services	1.4%
21,320	Cactus, Inc. — Class A	1,067,919
Total Energy		1,067,919

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Financials		12.5%
	Capital Markets	3.7%
19,485	Hamilton Lane, Inc. — Class A	2,197,129
116,100	Open Lending Corp.(a)	726,786
		2,923,915
	Financial Services	6.2%
96,100	Compass Diversified Holdings	2,313,127
48,200	i3 Verticals, Inc. — Class A(a)	1,103,298
21,200	Shift4 Payments, Inc. — Class A(a)	1,400,684
		4,817,109
	Insurance	2.6%
3,830	Kinsale Capital Group, Inc.	2,009,754
Total Financials		9,750,778
Health Care		16.9%
	Biotechnology	1.8%
33,710	Halozyme Therapeutics, Inc.(a)	1,371,323
	Health Care Equipment & Supplies	5.1%
25,000	Establishment Labs Holdings, Inc.(a)	1,272,500
4,450	Inspire Medical Systems, Inc.(a)	955,815
14,700	Omnicell, Inc.(a)	429,681
28,490	OrthoPediatrics Corp.(a)	830,768
13,375	STAAR Surgical Co.(a)	511,995
		4,000,759
	Health Care Providers & Services	4.6%
40,100	Castle Biosciences, Inc.(a)	888,215
37,940	Option Care Health, Inc.(a)	1,272,508
38,410	Progyny, Inc.(a)	1,465,342
		3,626,065
	Health Care Technology	3.5%
67,100	HealthStream, Inc.	1,788,886
23,000	Simulations Plus, Inc.	946,450
		2,735,336
	Life Sciences Tools & Services	1.3%
55,200	BioLife Solutions, Inc.(a)	1,023,960

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Pharmaceuticals	0.6%
74,251	Verrica Pharmaceuticals, Inc.(a)	439,566
Total Health Care		13,197,009
Industrials		30.1	%(b)
	Aerospace & Defense	3.6%
2,850	AeroVironment, Inc.(a)	436,848
49,700	Cadre Holdings, Inc.	1,799,140
30,000	Kratos Defense & Security Solutions, Inc.(a)	551,400
		2,787,388
	Air Freight & Logistics	1.4%
79,100	Air Transport Services Group, Inc.(a)	1,088,416
	Building Products	4.2%
9,200	Advanced Drainage Systems, Inc.	1,584,608
29,400	Apogee Enterprises, Inc.	1,740,480
		3,325,088
	Construction & Engineering	2.7%
60,400	Bowman Consulting Group Ltd.(a)	2,101,316
	Machinery	5.5%
21,040	Federal Signal Corp.	1,785,665
160,000	Hillman Solutions Corp.(a)	1,702,400
46,000	Kornit Digital Ltd.(a)	833,520
		4,321,585
	Professional Services	9.5%
12,100	ICF International, Inc.	1,822,623
13,040	NV5 Global, Inc.(a)	1,278,050
80,300	Verra Mobility Corp.(a)	2,005,091
79,400	Willdan Group, Inc.(a)	2,301,806
		7,407,570
	Trading Companies & Distributors	3.2%
22,700	Transcat, Inc.(a)	2,529,461
Total Industrials		23,560,824
Information Technology		13.0%
	Communications Equipment	1.7%
40,700	Calix, Inc.(a)	1,349,612

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares or Contracts		$ Value
	Electronic Equipment, Instruments & Components	0.7%
42,800	nLight, Inc.(a)	556,400
	IT Services	1.0%
113,500	BigCommerce Holdings, Inc.(a)	782,015
	Software	9.6%
22,900	Cerence, Inc.(a)	360,675
7,100	CyberArk Software Ltd.(a)	1,885,973
27,005	Envestnet, Inc.(a)	1,563,859
29,000	Teradata Corp.(a)	1,121,430
33,400	Varonis Systems, Inc.(a)	1,575,478
29,760	Vertex, Inc. — Class A(a)	945,178
		7,452,593
Total Information Technology		10,140,620
Materials		1.8%
	Chemicals	1.8%
56,000	Element Solutions, Inc.	1,398,880
Total Materials		1,398,880
Total Common Stocks (Cost $54,498,124)		74,738,209
Real Estate Investment Trusts		1.8%
	Health Care REITs	1.8%
53,600	Community Healthcare Trust, Inc.	1,423,080
Total Real Estate Investment Trusts (Cost $1,317,041)		1,423,080
Warrants		0.0	%(c)
Consumer Discretionary		0.0	%(c)
	Specialty Retail	0.0	%(c)
1,200,000	Polished.com, Inc., Expires 06/02/2026, Exercise Price $2.25(a)	240
Total Warrants (Cost $577,170)		240
The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Short-Term Investments		2.8%
Money Market Funds		2.8%
2,172,433	Fidelity Government Portfolio — Class Institutional, 5.21%(d)	2,172,433
Total Money Market Funds		2,172,433
Total Short-Term Investments (Cost $2,172,433)		2,172,433
Total Investments (Cost $58,564,768)		100.2 78,333,962%
Liabilities in Excess of Other Assets		(0.2 (139,913))%
Total Net Assets		100.0 78,194,049%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)  Non-income producing security.

(b)  To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)  Represents less than 0.05% of net assets.

(d)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		97.1%
Communication Services		3.5%
	Diversified Telecommunication Services	2.4%
100,000	AT&T, Inc.	1,760,000
237,000	Verizon Communications, Inc.(a)	9,944,520
		11,704,520
	Entertainment	1.1%
595,000	Lions Gate Entertainment Corp. — Class B(b)	5,539,450
Total Communication Services		17,243,970
Consumer Staples		18.9%
	Beverages	4.7%
150,000	Coca-Cola Co.	9,177,000
80,000	PepsiCo, Inc.	14,000,800
		23,177,800
	Consumer Staples Distribution & Retail	4.5%
30,000	Costco Wholesale Corp.	21,978,900
	Food Products	3.3%
100,000	Conagra Brands, Inc.	2,964,000
150,000	General Mills, Inc.	10,495,500
50,000	Kellanova	2,864,500
		16,324,000
	Household Products	6.4%
50,000	Clorox Co.	7,655,500
25,000	Colgate-Palmolive Co.	2,251,250
70,000	Kimberly-Clark Corp.	9,054,500
75,000	The Procter & Gamble Co.	12,168,750
		31,130,000
Total Consumer Staples		92,610,700
Energy		27.7%
	Energy Equipment & Services	2.1%
190,000	Schlumberger NV(a)	10,413,900
	Oil, Gas & Consumable Fuels	25.6%
400,000	APA Corp.	13,752,000
125,000	Chevron Corp.	19,717,500

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
165,000	ConocoPhillips	21,001,199
140,000	Delek Logistics Partners LP	5,738,600
165,000	Exxon Mobil Corp.	19,179,600
125,000	Hess Corp.(a)	19,080,000
70,000	HF Sinclair Corp.	4,225,900
560,000	Kinder Morgan, Inc.	10,270,400
60,000	Marathon Petroleum Corp.	12,090,000
		125,055,199
Total Energy		135,469,099
Financials		9.4%
	Banks	2.5%
108,850	Citizens Financial Group, Inc.(a)	3,950,167
210,000	Truist Financial Corp.	8,185,800
		12,135,967
	Insurance	6.9%
70,000	Arthur J. Gallagher & Co.	17,502,800
95,000	The Allstate Corp.	16,435,950
		33,938,750
Total Financials		46,074,717
Health Care		15.1%
	Biotechnology	1.5%
100,000	Gilead Sciences, Inc.	7,325,000
	Health Care Equipment & Supplies	1.8%
75,000	Abbott Laboratories	8,524,500
	Pharmaceuticals	11.8%
15,000	Bristol-Myers Squibb Co.	813,450
35,000	Eli Lilly & Co.	27,228,600
75,000	Johnson & Johnson	11,864,250
80,000	Merck & Co., Inc.	10,556,000
270,000	Pfizer Inc.	7,492,500
		57,954,800
Total Health Care		73,804,300

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Industrials		3.6%
	Commercial Services & Supplies	3.2%
391,000	Pitney Bowes Inc.	1,693,030
65,000	Waste Management, Inc.	13,854,750
		15,547,780
	Electrical Equipment	0.4%
45,000	ABB Ltd. — ADR	2,086,200
Total Industrials		17,633,980
Information Technology		17.5%
	Communications Equipment	1.8%
175,000	Cisco Systems, Inc.	8,734,250
	IT Services	2.7%
70,000	International Business Machines Corp.	13,367,200
	Semiconductors & Semiconductor Equipment	3.1%
88,000	QUALCOMM, Inc.	14,898,400
	Software	9.9%
115,000	Microsoft Corp.	48,382,800
Total Information Technology		85,382,650
Materials		1.4%
	Chemicals	0.6%
50,000	Dow, Inc.	2,896,500
	Metals & Mining	0.8%
15,000	BHP Group Ltd. — ADR	865,350
50,000	Rio Tinto PLC — ADR	3,187,000
		4,052,350
Total Materials		6,948,850
Total Common Stocks (Cost $185,358,753)		475,168,266

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Real Estate Investment Trusts		2.5%
	Specialized REITs	2.5%
85,300	Digital Realty Trust, Inc.	12,286,612
Total Real Estate Investment Trusts (Cost $4,874,800)		12,286,612
Short-Term Investments		0.1%
Money Market Funds		0.1%
533,974	Fidelity Government Portfolio — Class Institutional, 5.21%(c)	533,974
Total Money Market Funds		533,974
Total Short-Term Investments (Cost $533,974)		533,974
Total Investments (Cost $190,767,527)		99.7 487,988,852%
Total Options Written (Premiums received $51,597)		(0.0 (81,247))%
Other Assets in Excess of Liabilities		0.3 1,519,017%
Total Net Assets		100.0 489,426,622%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR   American Depositary Receipt

PLC   Public Limited Company

(a)  All or a portion of this security is held as collateral for written options. At March 31, 2024, the value of these securities amounts to $8,666,364 or 1.8% of net assets. See Schedule of Options Written for further information.

(b)  Non-income producing security.

(c)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF OPTIONS WRITTEN

AS OF MARCH 31, 2024 Continued

Contracts		$ Notional Amount	$ Value
Options Written			0.0	%(a) (b) (c)
Call Options			0.0	%(b)
	Citizens Financial Group, Inc.,
(841)	Expiration: 04/19/2024; Exercise Price: $37.50	(3,051,989)	(56,347)
	Hess Corp.,
(250)	Expiration: 04/19/2024; Exercise Price: $165.00	(3,816,000)	(5,000)
	Schlumberger NV,
(175)	Expiration: 04/26/2024; Exercise Price: $58.00	(959,175)	(10,500)
	Verizon Communications, Inc.,
(200)	Expiration: 04/26/2024; Exercise Price: $43.00	(839,200)	(9,400)
Total Call Options			(81,247)
Total Options Written (Premiums received $51,597)			(81,247)

Percentages are stated as a percent of net assets.

(a)  Exchange-traded.

(b)  Represents less than 0.05% of net assets.

(c)  100 shares per contract.

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		97.9%
Communication Services		15.2%
	Entertainment	1.2%
50,000	Liberty Media Corp.-Liberty Live — Class C(a)	2,191,000
	Interactive Media & Services	14.0%
63,900	Alphabet, Inc. — Class A(a)	9,644,427
50,052	Alphabet, Inc. — Class C(a)	7,620,917
15,813	Meta Platforms, Inc. — Class A	7,678,477
		24,943,821
Total Communication Services		27,134,821
Consumer Discretionary		12.6%
	Broadline Retail	7.3%
72,820	Amazon.com, Inc.(a)	13,135,272
	Diversified Consumer Services	2.5%
57,278	Uber Technologies, Inc.(a)	4,409,833
	Hotels, Restaurants & Leisure	1.8%
900	Booking Holdings, Inc.	3,265,092
	Textiles, Apparel & Luxury Goods	1.0%
18,639	NIKE, Inc. — Class B	1,751,693
Total Consumer Discretionary		22,561,890
Energy		1.4%
	Energy Equipment & Services	1.4%
46,633	Schlumberger NV	2,555,955
Total Energy		2,555,955
Financials		11.4%
	Capital Markets	2.0%
231,270	Open Lending Corp.(a)	1,447,750
5,041	S&P Global, Inc.	2,144,693
		3,592,443

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Financial Services	9.4%
13,005	Global Payments, Inc.	1,738,248
12,315	Mastercard, Inc. — Class A	5,930,535
36,000	PayPal Holdings, Inc.(a)	2,411,640
27,567	Shift4 Payments, Inc. — Class A(a)	1,821,352
17,358	Visa, Inc. — Class A	4,844,271
		16,746,046
Total Financials		20,338,489
Health Care		12.1%
	Health Care Equipment & Supplies	4.3%
21,475	Edwards Lifesciences Corp.(a)	2,052,151
41,635	Establishment Labs Holdings, Inc.(a)	2,119,222
2,856	IDEXX Laboratories, Inc.(a)	1,542,040
4,772	Intuitive Surgical, Inc.(a)	1,904,457
		7,617,870
	Health Care Providers & Services	3.3%
74,024	Progyny, Inc.(a)	2,824,016
6,226	UnitedHealth Group, Inc.	3,080,002
		5,904,018
	Health Care Technology	1.3%
10,259	Veeva Systems, Inc. — Class A(a)	2,376,908
	Life Sciences Tools & Services	3.2%
4,350	Bio-Rad Laboratories, Inc. — Class A(a)	1,504,535
6,059	Danaher Corp.	1,513,053
4,768	Thermo Fisher Scientific, Inc.	2,771,209
		5,788,797
Total Health Care		21,687,593
Industrials		3.5%
	Commercial Services & Supplies	1.1%
34,100	Copart, Inc.(a)	1,975,072

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Professional Services	2.4%
35,822	TransUnion	2,858,596
5,970	Verisk Analytics, Inc.	1,407,308
		4,265,904
Total Industrials		6,240,976
Information Technology		38.8	%(b)
	Communications Equipment	1.1%
60,000	Calix, Inc.(a)	1,989,600
	Semiconductors & Semiconductor Equipment	7.5%
1,606	Broadcom, Inc.	2,128,608
12,500	NVIDIA Corp.	11,294,500
		13,423,108
	Software	22.2%
7,639	Adobe, Inc.(a)	3,854,639
91,255	DoubleVerify Holdings, Inc.(a)	3,208,526
4,012	Intuit, Inc.	2,607,800
52,808	Microsoft Corp.	22,217,382
4,794	Palo Alto Networks, Inc.(a)	1,362,119
13,813	Salesforce, Inc.	4,160,199
3,109	ServiceNow, Inc.(a)	2,370,302
		39,780,967
	Technology Hardware, Storage & Peripherals	8.0%
82,708	Apple Inc.	14,182,768
Total Information Technology		69,376,443
Materials		1.2%
	Chemicals	1.2%
4,451	Linde PLC	2,066,688
Total Materials		2,066,688
Real Estate		1.7%
	Real Estate Management & Development	1.7%
32,046	CBRE Group, Inc. — Class A(a)	3,116,153
Total Real Estate		3,116,153
Total Common Stocks (Cost $61,898,331)		175,079,008

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Short-Term Investments		1.9%
Money Market Funds		1.9%
3,445,185	Fidelity Government Portfolio — Class Institutional, 5.21%(c)	3,445,185
Total Money Market Funds		3,445,185
Total Short-Term Investments (Cost $3,445,185)		3,445,185
Total Investments (Cost $65,343,516)		99.8 178,524,193%
Other Assets in Excess of Liabilities		0.2 423,881%
Total Net Assets		100.0 178,948,074%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC  Public Limited Company

(a)  Non-income producing security.

(b)  To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Par ($ Value)		$ Value
Corporate Bonds		58.7%
Communication Services		5.4%
	Diversified Telecommunications	0.4%
2,000,000	Consolidated Communications, Inc., 6.50%, 10/01/2028(a)	1,752,048
	Entertainment	0.7%
2,000,000	Cinemark USA, Inc., 5.88%, 03/15/2026(a)	1,977,971
2,000,000	Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(a)	1,532,131
		3,510,102
	Interactive Media & Services	2.4%
4,000,000	Cars.com, Inc., 6.38%, 11/01/2028(a)	3,895,356
4,000,000	Getty Images, Inc., 9.75%, 03/01/2027(a)	4,011,588
1,000,000	Match Group Holdings II LLC, 5.00%, 12/15/2027(a)	959,639
2,000,000	TripAdvisor, Inc., 7.00%, 07/15/2025(a)	1,996,086
		10,862,669
	Media	1.9%
2,000,000	Directv Financing LLC, 8.88%, 02/01/2030(a)	1,997,674
	Gray Television, Inc.
2,060,000	5.88%, 07/15/2026(a)	2,005,069
500,000	4.75%, 10/15/2030(a)	328,473
1,000,000	5.38%, 11/15/2031(a)	656,844
	Scripps Escrow II, Inc.
500,000	3.88%, 01/15/2029(a)	398,113
2,000,000	5.38%, 01/15/2031(a)	1,232,950
1,250,000	Townsquare Media, Inc., 6.88%, 02/01/2026(a)	1,219,687
		7,838,810
Total Communication Services		23,963,629
Consumer Discretionary		3.2%
	Automobile Components	0.6%
3,000,000	Patrick Industries, Inc., 4.75%, 05/01/2029(a)	2,805,000
	Hotels, Restaurants & Leisure	1.1%
1,500,000	Dave & Buster's, Inc., 7.63%, 11/01/2025(a)	1,512,681
1,000,000	Golden Entertainment, Inc., 7.63%, 04/15/2026(a)	1,000,741
608,000	Nathan's Famous, Inc., 6.63%, 11/01/2025(a)	608,470
1,500,000	Six Flags Entertainment Corp., 5.50%, 04/15/2027(a)	1,466,620
		4,588,512

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
	Leisure Products	1.5%
6,800,000	Vista Outdoor, Inc., 4.50%, 03/15/2029(a)	6,811,805
Total Consumer Discretionary		14,205,317
Consumer Staples		2.8%
	Food Products	2.1%
	Performance Food Group, Inc.
3,000,000	5.50%, 10/15/2027(a)	2,946,288
1,000,000	4.25%, 08/01/2029(a)	917,419
2,000,000	Primo Water Holdings, Inc., 4.38%, 04/30/2029(a)	1,841,237
4,000,000	TreeHouse Foods, Inc., 4.00%, 09/01/2028	3,591,731
		9,296,675
	Personal Care Products	0.7%
3,000,000	BellRing Brands, Inc., 7.00%, 03/15/2030(a)	3,093,522
Total Consumer Staples		12,390,197
Energy		19.1%
	Energy Equipment & Services	2.6%
2,250,000	Bristow Group, Inc., 6.88%, 03/01/2028(a)	2,204,920
3,000,000	Enerflex Ltd., 9.00%, 10/15/2027(a)	3,079,167
6,000,000	Helix Energy Solutions Group, Inc., 9.75%, 03/01/2029(a)	6,427,332
		11,711,419
	Oil, Gas & Consumable Fuels	16.5%
1,500,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.88%, 05/15/2026(a)	1,532,413
2,474,000	Athabasca Oil Corp., 9.75%, 11/01/2026(a)	2,623,459
2,500,000	Baytex Energy Corp., 8.50%, 04/30/2030(a)	2,609,263
4,000,000	California Resources Corp., 7.13%, 02/01/2026(a)	4,025,852
2,500,000	Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.75%, 07/15/2028(a)	2,483,542
6,250,000	Crescent Energy Finance LLC, 9.25%, 02/15/2028(a)	6,605,525
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
1,000,000	7.13%, 06/01/2028(a)	976,659
3,000,000	8.63%, 03/15/2029(a)	3,065,505
	Energy Transfer LP
5,000,000	9.60% (3 mo. Term SOFR + 4.29%), Perpetual	4,984,981
7,350,000	7.13% to 05/15/2030 then 5 yr. CMT Rate + 5.31%, Perpetual	7,197,851
1,000,000	8.00% to 05/15/2029 then 5 yr. CMT Rate + 4.02%, 05/15/2054	1,049,862
6,500,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.88%, 04/15/2030	6,808,542
7,000,000	Martin Midstream Partners LP / Martin Midstream Finance Corp., 11.50%, 02/15/2028(a)	7,442,939

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
2,500,000	Matador Resources Co., 5.88%, 09/15/2026	2,502,243
9,100,000	Northern Oil and Gas, Inc., 8.13%, 03/01/2028(a)	9,244,863
	Talos Production, Inc.
2,000,000	9.00%, 02/01/2029(a)	2,125,898
2,000,000	9.38%, 02/01/2031(a)	2,133,829
450,000	Transocean, Inc., 8.75%, 02/15/2030(a)	469,391
1,750,000	Viper Energy Partners LP, 5.38%, 11/01/2027(a)	1,714,124
4,000,000	W&T Offshore, Inc., 11.75%, 02/01/2026(a)	4,160,788
		73,757,529
Total Energy		85,468,948
Financials		8.7%
	Capital Markets	0.4%
2,000,000	StoneX Group, Inc., 7.88%, 03/01/2031(a)	2,030,668
	Consumer Finance	2.2%
2,000,000	Credit Acceptance Corp., 9.25%, 12/15/2028(a)	2,154,816
4,000,000	Encore Capital Group, Inc., 9.25%, 04/01/2029(a)	4,103,548
	PRA Group, Inc.
2,000,000	7.38%, 09/01/2025(a)	1,998,220
1,500,000	8.38%, 02/01/2028(a)	1,493,740
		9,750,324
	Financial Services	4.3%
	Burford Capital Global Finance LLC
4,500,000	6.88%, 04/15/2030(a)	4,433,933
7,500,000	9.25%, 07/01/2031(a)	7,950,382
4,000,000	Freedom Mortgage Holdings LLC, 9.25%, 02/01/2029(a)	4,097,556
2,500,000	NCR Atleos Corp., 9.50%, 04/01/2029(a)	2,676,585
		19,158,456
	Insurance	1.8%
5,000,000	Ardonagh Group Finance Ltd., 8.88%, 02/15/2032(a)	4,942,591
3,000,000	Jones Deslauriers Insurance Management, Inc., 8.50%, 03/15/2030(a)	3,129,546
		8,072,137
Total Financials		39,011,585
Health Care		1.4%
	Biotechnology	0.0	%(b)
100,000	Star Parent, Inc., 9.00%, 10/01/2030(a)	105,956

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
	Health Care Equipment & Supplies	0.4%
500,000	Bausch & Lomb Escrow Corp., 8.38%, 10/01/2028(a)	516,545
1,100,000	Garden Spinco Corp., 8.63%, 07/20/2030(a)	1,186,117
		1,702,662
	Life Sciences Tools & Services	0.0	%(b)
200,000	Fortrea Holdings, Inc., 7.50%, 07/01/2030(a)	206,834
	Pharmaceuticals	1.0%
	Teva Pharmaceutical Finance Netherlands III BV
4,000,000	6.75%, 03/01/2028	4,101,196
250,000	7.88%, 09/15/2029	268,682
		4,369,878
Total Health Care		6,385,330
Industrials		8.6%
	Aerospace & Defense	1.0%
500,000	Spirit AeroSystems, Inc., 9.75%, 11/15/2030(a)	559,960
	TransDigm, Inc.
1,000,000	5.50%, 11/15/2027	979,987
1,000,000	4.63%, 01/15/2029	930,125
1,000,000	4.88%, 05/01/2029	931,236
1,000,000	6.63%, 03/01/2032(a)	1,011,902
		4,413,210
	Air Freight & Logistics	0.4%
2,000,000	Forward Air Corp., 9.50%, 10/15/2031(a)	1,998,882
	Building Products	1.4%
1,250,000	Advanced Drainage Systems, Inc., 6.38%, 06/15/2030(a)	1,257,790
	Builders FirstSource, Inc.
4,000,000	5.00%, 03/01/2030(a)	3,825,354
1,000,000	4.25%, 02/01/2032(a)	897,645
		5,980,789
	Commercial Services & Supplies	3.0%
1,000,000	Cimpress PLC, 7.00%, 06/15/2026	1,001,700
4,000,000	CoreCivic, Inc., 8.25%, 04/15/2029	4,186,686
2,500,000	Deluxe Corp., 8.00%, 06/01/2029(a)	2,306,275
3,500,000	GEO Group, Inc., 6.00%, 04/15/2026	3,429,982
2,000,000	RR Donnelley & Sons Co., 9.75%, 07/31/2028(a)	2,168,380
500,000	VT Topco, Inc., 8.50%, 08/15/2030(a)	524,880
		13,617,903

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
	Construction & Engineering	0.8%
3,000,000	MasTec, Inc., 6.63%, 08/15/2029(a)	2,831,560
1,000,000	Pike Corp., 8.63%, 01/31/2031(a)	1,063,943
		3,895,503
	Trading Companies & Distributors	2.0%
3,500,000	Alta Equipment Group, Inc., 5.63%, 04/15/2026(a)	3,430,418
3,000,000	BlueLinx Holdings, Inc., 6.00%, 11/15/2029(a)	2,928,233
2,000,000	Fly Leasing Ltd., 7.00%, 10/15/2024(a)	1,993,180
		8,351,831
Total Industrials		38,258,118
Information Technology		2.0%
	Communications Equipment	0.4%
2,000,000	VM Consolidated, Inc., 5.50%, 04/15/2029(a)	1,920,136
	Software	1.6%
7,500,000	Consensus Cloud Solutions, Inc., 6.00%, 10/15/2026(a)	7,134,783
Total Information Technology		9,054,919
Materials		1.3%
	Chemicals	0.4%
2,000,000	Chemours Co., 5.75%, 11/15/2028(a)	1,846,725
	Metals & Mining	0.9%
2,770,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 05/01/2025(a)	2,761,705
1,500,000	Taseko Mines Ltd., 7.00%, 02/15/2026(a)	1,507,533
		4,269,238
Total Materials		6,115,963
Real Estate		4.2%
	Hotel & Resort REITs	0.7%
3,000,000	Service Properties Trust, 8.63%, 11/15/2031(a)	3,202,914
	Industrial REITs	0.4%
2,000,000	IIP Operating Partnership LP, 5.50%, 05/25/2026	1,916,135

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
	Specialized REITs	3.1%
	Outfront Media Capital LLC / Outfront Media Capital Corp.
1,000,000	4.25%, 01/15/2029(a)	906,737
1,000,000	4.63%, 03/15/2030(a)	897,681
11,500,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 02/15/2028(a)	11,933,186
		13,737,604
Total Real Estate		18,856,653
Utilities		0.8%
	Independent Power and Renewable Electricity Producers	0.8%
3,500,000	Vistra Corp., 7.00% to 12/15/2026 then 5 yr. CMT Rate + 5.74%, Perpetual(a)	3,468,551
Total Utilities		3,468,551
Wholesale Trade		1.2%
	Building Products	0.1%
250,000	Eco Material Technologies, Inc., 7.88%, 01/31/2027(a)	253,965
	Food Products	1.1%
5,000,000	KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution, Inc., 9.00%, 02/15/2029(a)	5,075,590
Total Wholesale Trade		5,329,555
Total Corporate Bonds (Cost $259,606,388)		262,508,765
Bank Loans		28.6%
Communication Services		4.3%
	Diversified Telecommunications	0.6%
2,928,009	Consolidated Communications, Inc. First Lien, 8.94% (1 mo. Term SOFR + 3.50%), 10/04/2027	2,786,382
	Interactive Media & Services	0.4%
1,845,796	Abe Investment Holdings, Inc. First Lien, 9.95% (1 mo. Term SOFR + 4.50%), 02/19/2026	1,848,103
	Media	3.3%
8,377,232	Directv Financing LLC First Lien, 10.83% (1 mo. Term SOFR + 5.25%), 08/02/2029	8,384,394
950,225	EW Scripps Co. First Lien, 8.01% (1 mo. Term SOFR + 2.56%), 05/01/2026	943,098
171,563	EW Scripps Co., 8.45% (1 mo. Term SOFR + 3.00%), 01/07/2028	164,224
5,000,000	Magnite, Inc., 9.82% (1 mo. Term SOFR + 4.50%), 02/06/2031	5,014,600
		14,506,316
Total Communication Services		19,140,801

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
Consumer Discretionary		4.6%
	Automobile Components	2.1%
	First Brands Group LLC First Lien
6,938,710	10.57% (3 mo. Term SOFR + 5.00%), 03/30/2027	6,951,721
1,982,123	10.57% (3 mo. Term SOFR + 5.00%), 03/30/2027	1,987,574
	Commercial Services & Supplies	0.1%
500,000	Wand NewCo 3, Inc. First Lien, 9.08% (1 mo. Term SOFR + 3.75%), 01/30/2031	501,993
	Hotels, Restaurants & Leisure	2.2%
4,960,000	Dave & Buster's, Inc. First Lien, 8.63% (1 mo. Term SOFR + 3.25%), 06/29/2029	4,973,342
4,949,912	Playa Resorts Holding BV First Lien, 8.57% (1 mo. Term SOFR + 3.25%), 01/05/2029	4,970,182
		9,943,524
	Household Durables	0.2%
1,000,000	AI Aqua Merger Sub, Inc. First Lien, 9.57% (1 mo. Term SOFR + 4.25%), 07/31/2028	1,005,730
Total Consumer Discretionary		20,390,542
Consumer Staples		1.6%
	Personal Care Products	1.6%
7,000,000	KDC/ONE Development Corp., Inc. First Lien, 10.33% (1 mo. Term SOFR + 5.00%), 08/15/2028	7,021,875
Total Consumer Staples		7,021,875
Financials		2.9%
	Financial Services	0.9%
3,986,000	NCR Atleos Corp., 10.18% (1 mo. Term SOFR + 4.75%), 03/27/2029	4,010,932
	Insurance	2.0%
3,690,750	HUB International Ltd. First Lien, 8.57% (1 mo. Term SOFR + 3.25%), 06/20/2030	3,696,268
3,500,000	Jones Deslauriers Insurance Management, Inc. First Lien, 8.80% (1 mo. Term SOFR + 3.50%), 03/15/2030	3,504,375
2,000,000	Truist Insurance Holdings LLC, 10.07% (1 mo. Term SOFR + 4.75%), 03/08/2032	2,015,210
		9,215,853
Total Financials		13,226,785

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
Health Care		7.3%
	Biotechnology	0.7%
3,000,000	Syneos Health (Inc Research/Inventiv Health) T/L B First Lien, 9.35% (3 mo. Term SOFR + 4.00%), 09/30/2030	2,985,195
	Health Care Equipment & Supplies	1.0%
4,477,500	Bausch and Lomb 9/23 Incremental T/L First Lien, 9.33% (1 mo. Term SOFR + 4.00%), 09/29/2028	4,483,119
	Life Sciences Tools & Services	0.3%
1,488,750	Fortrea Holdings, Inc. First Lien, 9.08% (1 mo. Term SOFR + 3.75%), 07/01/2030	1,494,951
	Pharmaceuticals	5.3%
12,937,500	Amneal Pharmaceuticals LLC, 10.83% (1 mo. Term SOFR + 5.50%), 05/04/2028	12,939,570
5,155,986	Jazz Financing Lux Sarl First Lien, 8.44% (1 mo. Term SOFR + 3.00%), 05/05/2028	5,188,211
5,756,340	PetIQ Holdings LLC, 10.17% (1 mo. Term SOFR + 4.25%), 04/13/2028	5,727,558
		23,855,339
Total Health Care		32,818,604
Industrials		7.9%
	Aerospace & Defense	0.4%
1,877,604	TransDigm, Inc. First Lien, 7.57% (1 mo. Term SOFR + 2.75%), 03/22/2030	1,883,668
	Building Products	1.7%
7,500,000	TRULITE HOLDING T/L (02/24), 10.82%, 03/31/2030	7,500,000
	Commercial Services & Supplies	4.0%
3,970,000	Emerald X, Inc. First Lien, 10.43% (1 mo. Term SOFR + 5.00%), 05/22/2026	3,994,812
	GEO Group, Inc.
486,621	11.45% (1 mo. Term SOFR + 6.13%), 03/23/2027	496,962
8,759,071	12.20% (1 mo. Term SOFR + 7.13%), 03/23/2027	9,021,844
4,488,750	VT Topco, Inc. First Lien, 9.58% (1 mo. Term SOFR + 4.25%), 08/12/2030	4,506,391
		18,020,009
	Electrical Equipment	0.3%
1,517,561	Array Technologies, Inc., 8.68% (3 mo. Term SOFR + 3.25%), 10/14/2027	1,517,880
	Energy Equipment & Services	0.9%
4,000,000	Artera Services LLC First Lien, 9.81% (1 mo. Term SOFR + 4.50%), 02/10/2031	4,020,000
	Machinery	0.6%
2,643,392	Chart Industries, Inc. First Lien, 8.67% (1 mo. Term SOFR + 3.25%), 03/18/2030	2,654,402
Total Industrials		35,595,959
Total Bank Loans (Cost $126,732,638)		128,194,566

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Par ($ Value)		$ Value
Convertible Bonds		3.8%
Consumer Discretionary		0.9%
	Automobile Components	0.3%
1,250,000	Patrick Industries, Inc., 1.75%, 12/01/2028	1,619,181
	Diversified Consumer Services	0.6%
2,000,000	Stride, Inc., 1.13%, 09/01/2027	2,650,000
Total Consumer Discretionary		4,269,181
Health Care		1.1%
	Biotechnology	1.1%
2,500,000	BioMarin Pharmaceutical, Inc., 1.25%, 05/15/2027	2,478,250
2,000,000	Mirum Pharmaceuticals, Inc., 4.00%, 05/01/2029(a)	2,263,800
		4,742,050
Total Health Care		4,742,050
Industrials		1.2%
	Electrical Equipment	0.3%
1,500,000	Array Technologies, Inc., 1.00%, 12/01/2028	1,392,573
	Machinery	0.2%
1,000,000	Greenbrier Companies, Inc., 2.88%, 04/15/2028	1,112,050
	Passenger Airlines	0.7%
3,000,000	Southwest Airlines Co., 1.25%, 05/01/2025	3,047,250
Total Industrials		5,551,873
Utilities		0.6%
	Electric Utilities	0.6%
2,500,000	PG&E Corp., 4.25%, 12/01/2027(a)	2,514,375
Total Utilities		2,514,375
Total Convertible Bonds (Cost $15,814,794)		17,077,479

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Preferred Stocks		1.8%
Energy		1.1%
	Oil, Gas & Consumable Fuels	1.1%
	NuStar Energy LP
20,000	Series A, 12.36% (3 mo. Term SOFR + 7.03%), Perpetual	517,200
165,000	Series C, 12.47% (3 mo. LIBOR US + 6.88%), Perpetual	4,187,700
		4,704,900
Financials		0.7%
	Financial Services	0.7%
	Compass Diversified Holdings
25,000	Series A, 7.25%, Perpetual	631,250
100,000	Series C, 7.88%, Perpetual	2,512,000
		3,143,250
Total Preferred Stocks (Cost $6,566,325)		7,848,150
Short-Term Investments		6.8%
Money Market Funds		6.8%
30,418,481	Fidelity Government Portfolio — Class Institutional, 5.21%(c)	30,418,481
Total Money Market Funds		30,418,481
Total Short-Term Investments (Cost $30,418,481)		30,418,481
Total Investments (Cost $439,138,627)		99.7 446,047,441%
Other Assets in Excess of Liabilities		0.3 1,524,822%
Total Net Assets		100.0 447,572,263%

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

CMT  Constant Maturity Treasury Rate

LIBOR   London Interbank Offered Rate

PLC   Public Limited Company

SOFR   Secured Overnight Financing Rate

(a)  Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $223,406,001 or 49.9% of the Fund's net assets.

(b)  Represents less than 0.05% of net assets.

(c)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		92.2%
Belgium		0.6%
	Beverages	0.6%
101,463	Anheuser-Busch InBev SA/NV	6,176,479
Total Belgium		6,176,479
Canada		4.9%
	Chemicals	0.8%
150,000	Nutrien Ltd.	8,146,500
	Commercial Services & Supplies	1.4%
451,897	GFL Environmental, Inc.	15,590,446
	Ground Transportation	1.3%
110,601	Canadian National Railway Co.	14,567,258
	Software	1.4%
5,502	Constellation Software, Inc./Canada	15,028,902
Total Canada		53,333,106
China		0.5%
	Banks	0.3%
900,000	China Merchants Bank Co. Ltd. — Class H	3,567,166
	Textiles, Apparel & Luxury Goods	0.2%
850,000	Li Ning Co. Ltd.	2,267,553
Total China		5,834,719
Denmark		2.8%
	Health Care Equipment & Supplies	0.5%
40,000	Coloplast AS — Class B	5,400,683
	Pharmaceuticals	2.3%
152,000	Novo Nordisk AS — ADR	19,516,800
40,000	Novo Nordisk AS	5,130,936
Total Denmark		30,048,419

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
France		14.8%
	Aerospace & Defense	1.3%
80,000	Thales SA	13,638,474
	Beverages	0.8%
52,784	Pernod Ricard SA	8,544,920
	Chemicals	1.4%
74,268	Air Liquide SA	15,451,409
	Construction & Engineering	1.2%
100,024	Vinci SA	12,835,986
	Electrical Equipment	2.0%
93,000	Schneider Electric SE	21,025,174
	IT Services	1.4%
64,607	Capgemini SE	14,866,816
	Life Sciences Tools & Services	0.6%
23,000	Sartorius Stedim Biotech	6,560,229
	Pharmaceuticals	1.4%
234,562	Sanofi SA — ADR	11,399,713
43,000	Sanofi SA	4,183,247
	Professional Services	1.5%
543,422	Bureau Veritas SA	16,592,606
	Software	1.0%
239,892	Dassault Systemes SE	10,619,374
	Textiles, Apparel & Luxury Goods	2.2%
22,300	Kering SA	8,832,689
17,100	LVMH Moet Hennessy Louis Vuitton SE	15,386,573
		24,219,262
Total France		159,937,210
Germany		11.4%
	Capital Markets	0.6%
142,000	DWS Group GmbH & Co. KGaA(a)	6,252,928
	Chemicals	1.2%
107,017	Symrise AG	12,811,149
	Electronic Equipment, Instruments & Components	0.5%
185,211	Jenoptik AG	5,753,344

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Health Care Equipment & Supplies	0.6%
55,525	Carl Zeiss Meditec AG	6,930,963
	Health Care Providers & Services	0.7%
272,659	Fresenius SE & Co. KGaA	7,352,768
	Industrial Conglomerates	1.4%
81,200	Siemens A.G. — ADR	15,504,286
	Insurance	1.7%
15,000	Hannover Rueck SE	4,107,410
29,434	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	14,367,984
		18,475,394
	Pharmaceuticals	1.2%
74,750	Merck KGaA	13,181,120
	Semiconductors & Semiconductor Equipment	0.2%
54,000	Infineon Technologies AG	1,836,305
	Software	1.6%
87,391	SAP SE — ADR	17,043,867
	Textiles, Apparel & Luxury Goods	0.8%
192,347	Puma SE	8,704,932
	Trading Companies & Distributors	0.9%
113,000	Brenntag SE	9,523,788
Total Germany		123,370,844
Hong Kong		0.6%
	Beverages	0.3%
750,000	China Resources Beer Holdings Co. Ltd.	3,463,255
	Capital Markets	0.3%
120,000	Hong Kong Exchanges & Clearing Ltd.	3,496,592
Total Hong Kong		6,959,847
India		1.2%
	Banks	1.2%
55,000	HDFC Bank Ltd. — ADR	3,078,350
367,480	ICICI Bank Ltd. — ADR	9,705,147
		12,783,497
Total India		12,783,497

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Ireland		7.7%
	Construction Materials	1.5%
193,000	CRH PLC	16,648,180
	Food Products	1.4%
178,785	Kerry Group PLC — Class A	15,319,437
	Health Care Equipment & Supplies	1.6%
192,066	Medtronic PLC	16,738,552
	Life Sciences Tools & Services	1.9%
59,990	ICON PLC(b)	20,153,640
	Passenger Airlines	1.3%
370,903	Ryanair Holdings PLC	8,421,660
37,486	Ryanair Holdings PLC — ADR	5,457,587
Total Ireland		82,739,056
Italy		1.4%
	Beverages	1.4%
1,459,646	Davide Campari-Milano NV	14,669,451
Total Italy		14,669,451
Japan		9.2%
	Beverages	1.2%
352,000	Asahi Group Holdings Ltd.	12,925,394
	Chemicals	1.4%
341,671	Shin-Etsu Chemical Co. Ltd.	14,986,356
	Electronic Equipment, Instruments & Components	1.6%
29,173	Keyence Corp.	13,543,884
225,000	Murata Manufacturing Co. Ltd.	4,208,043
		17,751,927
	Entertainment	1.2%
220,000	Nintendo Co. Ltd.	12,004,216
100,000	Nintendo Co. Ltd. — ADR	1,359,000
	Professional Services	0.9%
471,059	BayCurrent Consulting, Inc.	9,259,340

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Semiconductors & Semiconductor Equipment	2.9%
37,500	Disco Corp.	13,707,506
1,000,000	Renesas Electronics Corp.	17,820,659
		31,528,165
Total Japan		99,814,398
Korea, Republic Of		1.8%
	Semiconductors & Semiconductor Equipment	1.4%
111,194	SK Hynix, Inc.	14,730,468
	Technology Hardware, Storage & Peripherals	0.4%
80,000	Samsung Electronics Co. Ltd.	4,807,801
Total Korea, Republic Of		19,538,269
Luxembourg		1.3%
	Life Sciences Tools & Services	1.3%
216,648	EUROFINS SCIENTIFIC EUR0.01	13,800,620
Total Luxembourg		13,800,620
Netherlands		4.1%
	Financial Services	1.2%
7,985	Adyen NV(a) (b)	13,487,801
	Semiconductors & Semiconductor Equipment	1.5%
16,427	ASML Holding NV — NY Shares	15,941,911
	Trading Companies & Distributors	1.4%
83,441	IMCD N.V.	14,686,504
Total Netherlands		44,116,216
Norway		0.7%
	Machinery	0.7%
1,000,000	AutoStore Holdings Ltd.(a) (b)	1,849,670
356,000	TOMRA Systems ASA	5,572,445
		7,422,115
Total Norway		7,422,115

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Sweden		2.4%
	Electronic Equipment, Instruments & Components	1.3%
1,216,000	Hexagon AB — Class B	14,374,254
	Hotels, Restaurants & Leisure	1.1%
98,935	Evolution AB(a)	12,288,119
Total Sweden		26,662,373
Switzerland		10.3%
	Capital Markets	1.0%
183,937	Julius Baer Group Ltd.	10,668,049
	Construction Materials	1.0%
116,000	Holcim AG	10,509,227
	Electrical Equipment	1.4%
270,629	ABB Ltd. — ADR	12,546,360
65,000	ABB Ltd.	3,015,370
	Food Products	1.4%
101,658	Nestle SA — ADR	10,796,080
40,000	Nestle SA	4,249,998
	Health Care Equipment & Supplies	1.5%
126,317	Alcon, Inc.	10,520,943
64,598	Alcon, Inc.	5,342,996
	Life Sciences Tools & Services	1.8%
32,904	Lonza Group AG	19,663,383
	Pharmaceuticals	0.8%
21,800	Roche Holding AG	5,565,955
95,400	Roche Holding AG — ADR	3,045,168
	Semiconductors & Semiconductor Equipment	1.4%
105,000	STMicroelectronics N.V.	4,519,033
246,126	STMicroelectronics N.V. — NY Shares	10,642,488
		15,161,521
Total Switzerland		111,085,050
Taiwan, Province Of China		2.0%
	Semiconductors & Semiconductor Equipment	2.0%
157,233	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	21,391,550
Total Taiwan, Province Of China		21,391,550

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
United Kingdom		9.3%
	Aerospace & Defense	0.9%
540,000	BAE Systems PLC	9,204,518
	Beverages	1.2%
90,912	Diageo PLC — ADR	13,522,251
	Health Care Equipment & Supplies	1.1%
330,000	Smith & Nephew PLC	4,131,260
305,609	Smith & Nephew PLC — ADR	7,750,244
	Hotels, Restaurants & Leisure	1.0%
102,302	InterContinental Hotels Group PLC	10,630,379
	Oil, Gas & Consumable Fuels	1.2%
200,000	Shell PLC	6,700,441
89,775	Shell PLC — ADR	6,018,516
	Personal Care Products	0.9%
142,271	Unilever PLC — ADR	7,140,581
61,488	Unilever PLC	3,087,769
	Pharmaceuticals	1.6%
187,517	AstraZeneca PLC — ADR	12,704,277
34,000	AstraZeneca PLC	4,567,683
	Trading Companies & Distributors	1.4%
212,000	Ashtead Group PLC	15,100,572
Total United Kingdom		100,558,491
United States		3.4%
	Chemicals	2.0%
46,760	Linde PLC	21,711,603
	Insurance	1.4%
44,742	Aon PLC — Class A	14,931,301
Total United States		36,642,904
Uruguay		1.8%
	Broadline Retail	1.8%
12,700	MercadoLibre, Inc.(b)	19,201,892
Total Uruguay		19,201,892
Total Common Stocks (Cost $687,036,138)		996,086,506

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Contracts or Shares		$ Value
Warrants		0.0	%(c)
Canada		0.0	%(c)
	Software	0.0	%(c)
5,500	Constellation Software, Inc./Canada, Expires 03/31/2040, Exercise Price $0.00(b) (d)	0
Total Warrants (Cost $0)		0
Short-Term Investments		7.7%
Money Market Funds		7.7%
83,285,349	Fidelity Government Portfolio — Class Institutional, 5.21%(e)	83,285,349
Total Money Market Funds		83,285,349
Total Short-Term Investments (Cost $83,285,349)		83,285,349
Total Investments (Cost $770,321,487)		99.9 1,079,371,855%
Other Assets in Excess of Liabilities		0.1 1,111,510%
Total Net Assets		100.0 1,080,483,365%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR  American Depositary Receipt

PLC  Public Limited Company

SA  Sociedad Anónima

SA/NV   Societe Anonime/Naamloze Vennootschap

(a)  Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $33,878,518 or 3.1% of the Fund's net assets.

(b)  Non-income producing security.

(c)  Represents less than 0.05% of net assets.

(d)  Fair value determined using significant unobservable inputs in accordance with procedures established by the Board of Trustees and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of March 31, 2024.

(e)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		93.8%
Communication Services		10.0%
	Entertainment	0.8%
1,725	Netflix Inc.(a)	1,047,644
	Interactive Media & Services	8.7%
45,625	Alphabet, Inc. — Class A(a)	6,886,181
9,050	Meta Platforms, Inc. — Class A	4,394,499
		11,280,680
	Media	0.5%
7,980	Trade Desk, Inc. — Class A(a)	697,612
Total Communication Services		13,025,936
Consumer Discretionary		11.5%
	Automobiles	0.7%
5,375	Tesla, Inc.(a)	944,871
	Broadline Retail	6.1%
43,600	Amazon.com, Inc.(a)	7,864,568
	Hotels, Restaurants & Leisure	0.9%
1,850	McDonald's Corp.	521,608
4,440	Yum! Brands, Inc.	615,606
		1,137,214
	Specialty Retail	2.3%
3,650	Home Depot, Inc.	1,400,140
575	O'Reilly Automotive, Inc.(a)	649,106
9,945	TJX Companies, Inc.	1,008,622
		3,057,868
	Textiles, Apparel & Luxury Goods	1.5%
800	lululemon athletica, Inc.(a)	312,520
5,475	LVMH Moet Hennessy Louis Vuitton SE — ADR	991,139
16,300	On Holding AG — Class A(a)	576,694
		1,880,353
Total Consumer Discretionary		14,884,874
The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Consumer Staples		3.1%
	Consumer Staples Distribution & Retail	2.6%
3,550	Costco Wholesale Corp.	2,600,837
13,800	Walmart, Inc.	830,346
		3,431,183
	Personal Care Products	0.5%
21,400	Beiersdorf AG — ADR	623,810
Total Consumer Staples		4,054,993
Energy		2.0%
	Energy Equipment & Services	0.7%
16,900	Schlumberger NV	926,289
	Oil, Gas & Consumable Fuels	1.3%
7,600	Exxon Mobil Corp.	883,424
5,425	Hess Corp.	828,072
		1,711,496
Total Energy		2,637,785
Financials		5.1%
	Capital Markets	0.8%
2,325	S&P Global, Inc.	989,171
	Financial Services	3.0%
1,700	Mastercard, Inc. — Class A	818,669
11,065	Visa, Inc. — Class A	3,088,020
		3,906,689
	Insurance	1.3%
1,825	Aon PLC — Class A	609,039
4,175	Arthur J. Gallagher & Co.	1,043,917
		1,652,956
Total Financials		6,548,816

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Health Care		11.7%
	Biotechnology	1.0%
5,995	BioMarin Pharmaceutical Inc.(a)	523,603
1,700	Vertex Pharmaceuticals, Inc.(a)	710,617
		1,234,220
	Health Care Equipment & Supplies	3.7%
10,825	Abbott Laboratories	1,230,370
13,250	Boston Scientific Corp.(a)	907,493
5,400	DexCom, Inc.(a)	748,980
2,625	Intuitive Surgical, Inc.(a)	1,047,611
2,475	Stryker Corp.	885,728
		4,820,182
	Health Care Providers & Services	1.8%
1,800	McKesson Corp.	966,330
2,820	UnitedHealth Group, Inc.	1,395,054
		2,361,384
	Life Sciences Tools & Services	2.3%
2,700	Danaher Corp.	674,244
2,600	ICON PLC(a)	873,470
4,325	Illumina, Inc.(a)	593,909
1,400	Thermo Fisher Scientific, Inc.	813,694
		2,955,317
	Pharmaceuticals	2.9%
12,500	AstraZeneca PLC — ADR	846,875
2,800	Eli Lilly & Co.	2,178,288
14,475	Sanofi SA — ADR	703,485
		3,728,648
Total Health Care		15,099,751
Industrials		8.6%
	Aerospace & Defense	0.5%
1,225	Northrop Grumman Corp.	586,359
	Building Products	0.9%
4,000	Trane Technologies PLC	1,200,800
	Commercial Services & Supplies	0.1%
850	Veralto Corp.	75,361

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Electrical Equipment	1.3%
5,425	Eaton Corp. PLC	1,696,289
	Ground Transportation	0.8%
14,250	Uber Technologies, Inc.(a)	1,097,108
	Industrial Conglomerates	1.8%
8,825	General Electric Co.	1,549,052
4,125	Honeywell International, Inc.	846,656
		2,395,708
	Machinery	2.5%
16,075	Ingersoll Rand, Inc.	1,526,321
5,325	Wabtec Corp.	775,746
7,700	Xylem, Inc.	995,148
		3,297,215
	Professional Services	0.7%
13,250	KBR, Inc.	843,495
Total Industrials		11,192,335
Information Technology		38.7%
	Communications Equipment	0.8%
3,375	Arista Networks, Inc.(a)	978,682
	Electronic Equipment, Instruments & Components	0.6%
12,475	Coherent Corp.(a)	756,235
	IT Services	0.5%
2,075	Accenture PLC — Class A	719,216
	Semiconductors & Semiconductor Equipment	12.1%
7,525	Advanced Micro Devices, Inc.(a)	1,358,187
3,950	Applied Materials, Inc.	814,608
1,225	ASML Holding NV — NY Shares	1,188,826
1,355	Broadcom, Inc.	1,795,931
4,700	Entegris, Inc.	660,538
1,175	KLA Corp.	820,820
9,975	NVIDIA Corp.	9,013,011
		15,651,921

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Software	17.4%
1,445	Adobe, Inc.(a)	729,147
2,275	ANSYS, Inc.(a)	789,789
2,030	Crowdstrike Holdings, Inc. — Class A(a)	650,798
1,200	HubSpot, Inc.(a)	751,872
1,035	Intuit, Inc.	672,750
33,575	Microsoft Corp.	14,125,674
2,675	Nice Ltd. — ADR(a)	697,158
1,825	Palo Alto Networks, Inc.(a)	518,537
4,200	Salesforce, Inc.	1,264,956
970	ServiceNow, Inc.(a)	739,528
1,650	Synopsys, Inc.(a)	942,975
2,460	Workday, Inc. — Class A(a)	670,965
		22,554,149
	Technology Hardware, Storage & Peripherals	7.3%
51,505	Apple Inc.	8,832,077
11,125	Pure Storage, Inc. — Class A(a)	578,389
		9,410,466
Total Information Technology		50,070,669
Materials		2.6%
	Chemicals	1.8%
12,795	Corteva, Inc.	737,888
2,525	Ecolab Inc.	583,022
2,280	Linde PLC	1,058,650
		2,379,560
	Construction Materials	0.8%
11,475	CRH PLC	989,833
Total Materials		3,369,393
Utilities		0.5%
	Electric Utilities	0.5%
3,300	Constellation Energy Corp.	610,005
Total Utilities		610,005
Total Common Stocks (Cost $56,022,364)		121,494,557

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Exchange-Traded Funds		0.7%
10,250	Communication Services Select Sector SPDR® Fund	837,015
Total Exchange-Traded Funds (Cost $839,413)		837,015
Short-Term Investments		5.8%
Money Market Funds		5.8%
7,550,070	Fidelity Government Portfolio — Class Institutional, 5.21%(b)	7,550,070
Total Money Market Funds		7,550,070
Total Short-Term Investments (Cost $7,550,070)		7,550,070
Total Investments (Cost $64,411,847)		100.3 129,881,642%
Liabilities in Excess of Other Assets		(0.3 (360,645))%
Total Net Assets		100.0 129,520,997%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non-income producing security.

(b)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		97.1%
Communication Services		7.4%
	Entertainment	6.2%
129,500	Endeavor Group Holdings, Inc. — Class A	3,332,035
36,529	Liberty Media Corp.-Liberty Formula One — Class A(a)	2,145,713
955	Liberty Media Corp.-Liberty Live — Class A(a)	40,444
28,837	Live Nation Entertainment, Inc.(a)	3,050,090
8,000	Take-Two Interactive Software, Inc.(a)	1,187,920
		9,756,202
	Interactive Media & Services	1.2%
58,200	Pinterest, Inc. — Class A(a)	2,017,794
Total Communication Services		11,773,996
Consumer Discretionary		3.9%
	Hotels, Restaurants & Leisure	1.3%
8,896	Vail Resorts, Inc.	1,982,296
	Specialty Retail	1.6%
18,600	CarMax, Inc.(a)	1,620,246
58,000	Chewy, Inc. — Class A(a)	922,780
		2,543,026
	Textiles, Apparel & Luxury Goods	1.0%
4,000	lululemon athletica, Inc.(a)	1,562,600
Total Consumer Discretionary		6,087,922
Financials		11.9%
	Capital Markets	6.6%
6,225	MarketAxess Holdings, Inc.	1,364,831
5,000	Moody's Corp.	1,965,150
10,816	MSCI, Inc.	6,061,827
147,000	Open Lending Corp.(a)	920,220
		10,312,028
	Financial Services	2.0%
23,400	Global Payments, Inc.	3,127,644

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Insurance	3.3%
9,900	Kinsale Capital Group, Inc.	5,194,926
Total Financials		18,634,598
Health Care		17.9%
	Health Care Equipment & Supplies	3.0%
22,600	Cooper Companies, Inc.	2,292,996
17,000	DexCom, Inc.(a)	2,357,900
		4,650,896
	Health Care Providers & Services	3.2%
24,550	Encompass Health Corp.	2,027,339
77,700	Progyny, Inc.(a)	2,964,255
		4,991,594
	Health Care Technology	2.9%
19,850	Veeva Systems, Inc. — Class A(a)	4,599,046
	Life Sciences Tools & Services	8.8%
6,130	Bio-Rad Laboratories, Inc. — Class A(a)	2,120,183
34,800	Bio-Techne Corp.	2,449,572
4,605	Illumina, Inc.(a)	632,359
20,600	IQVIA Holdings, Inc.(a)	5,209,534
2,550	Mettler-Toledo International, Inc.(a)	3,394,790
		13,806,438
Total Health Care		28,047,974
Industrials		22.6%
	Aerospace & Defense	2.2%
2,800	TransDigm Group, Inc.	3,448,480
	Building Products	1.3%
21,002	Trex Co., Inc.(a)	2,094,949
	Commercial Services & Supplies	4.5%
84,000	Copart, Inc.(a)	4,865,280
27,660	RB Global, Inc.	2,106,862
		6,972,142
	Construction & Engineering	1.4%
21,800	AECOM	2,138,144

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Electrical Equipment	2.7%
23,255	AMETEK, Inc.	4,253,340
	Professional Services	8.3%
9,100	Equifax, Inc.	2,434,432
34,289	SS&C Technologies Holdings, Inc.	2,207,183
49,000	TransUnion	3,910,200
19,053	Verisk Analytics, Inc.	4,491,364
		13,043,179
	Trading Companies & Distributors	2.2%
16,000	Ferguson PLC	3,494,880
Total Industrials		35,445,114
Information Technology		23.8%
	Communications Equipment	1.3%
64,000	Calix, Inc.(a)	2,122,240
	IT Services	4.6%
3,630	EPAM Systems, Inc.(a)	1,002,461
13,000	Gartner, Inc.(a)	6,196,710
		7,199,171
	Semiconductors & Semiconductor Equipment	2.0%
43,310	ON Semiconductor Corp.(a)	3,185,451
	Software	15.9%
11,480	Aspen Technology, Inc.(a)	2,448,454
13,300	Crowdstrike Holdings, Inc. — Class A(a)	4,263,847
8,400	CyberArk Software Ltd.(a)	2,231,292
82,000	DoubleVerify Holdings, Inc.(a)	2,883,120
17,200	Guidewire Software, Inc.(a)	2,007,412
33,800	Procore Technologies, Inc.(a)	2,777,346
44,000	Teradata Corp.(a)	1,701,480
6,640	Tyler Technologies, Inc.(a)	2,822,066
42,000	Varonis Systems, Inc.(a)	1,981,140
6,540	Workday, Inc. — Class A(a)	1,783,785
		24,899,942
Total Information Technology		37,406,804

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Materials		3.4%
	Chemicals	1.5%
92,500	Element Solutions, Inc.	2,310,650
	Construction Materials	1.9%
5,000	Martin Marietta Materials, Inc.	3,069,700
Total Materials		5,380,350
Real Estate		6.2%
	Real Estate Management & Development	6.2%
56,522	CBRE Group, Inc. — Class A(a)	5,496,199
44,000	CoStar Group, Inc.(a)	4,250,400
		9,746,599
Total Real Estate		9,746,599
Total Common Stocks (Cost $84,072,909)		152,523,357
Real Estate Investment Trusts		1.5%
	Health Care REITs	1.5%
25,190	Welltower, Inc.	2,353,754
Total Real Estate Investment Trusts (Cost $1,780,411)		2,353,754
Short-Term Investments		1.7%
Money Market Funds		1.7%
2,613,171	Fidelity Government Portfolio — Class Institutional, 5.21%(b)	2,613,171
Total Money Market Funds		2,613,171
Total Short-Term Investments (Cost $2,613,171)		2,613,171

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares	$ Value
Total Investments (Cost $88,466,491)	100.3 157,490,282%
Liabilities in Excess of Other Assets	(0.3 (426,846))%
Total Net Assets	100.0 157,063,436%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC  Public Limited Company

(a)  Non-income producing security.

(b)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024

Shares		$ Value
Common Stocks		95.0%
Consumer Discretionary		10.9%
	Broadline Retail	1.4%
129,590	Ollie's Bargain Outlet Holdings, Inc.(a)	10,311,476
	Diversified Consumer Services	0.2%
97,303	European Wax Center, Inc. — Class A(a)	1,262,993
	Hotels, Restaurants & Leisure	4.7%
530,862	First Watch Restaurant Group, Inc.(a)	13,069,822
641,670	Portillo's, Inc. — Class A(a)	9,098,881
29,466	Wingstop, Inc.	10,796,342
		32,965,045
	Household Durables	2.8%
155,430	Skyline Champion Corp.(a)	13,213,105
280,702	The Lovesac Co.(a)	6,343,865
		19,556,970
	Specialty Retail	0.6%
48,415	Boot Barn Holdings, Inc.(a)	4,606,687
	Textiles, Apparel & Luxury Goods	1.2%
197,657	Steven Madden Ltd.	8,356,938
Total Consumer Discretionary		77,060,109
Consumer Staples		4.3%
	Beverages	2.7%
62,505	Celsius Holdings, Inc.(a)	5,182,915
159,670	MGP Ingredients, Inc.	13,752,377
		18,935,292
	Personal Care Products	1.6%
188,480	BellRing Brands, Inc.(a)	11,125,974
Total Consumer Staples		30,061,266
Energy		4.7%
	Energy Equipment & Services	3.1%
199,235	Cactus, Inc. — Class A	9,979,681
330,085	ChampionX Corp.	11,846,751
		21,826,432

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Oil, Gas & Consumable Fuels	1.6%
164,990	Matador Resources Co.	11,016,382
Total Energy		32,842,814
Financials		10.0%
	Capital Markets	3.0%
134,478	Hamilton Lane Inc. — Class A	15,163,739
967,905	Open Lending Corp.(a)	6,059,085
		21,222,824
	Financial Services	1.8%
195,272	Shift4 Payments, Inc. — Class A(a)	12,901,621
	Insurance	5.2%
408,415	BRP Group, Inc. — Class A(a)	11,819,530
15,130	Kinsale Capital Group, Inc.	7,939,316
204,603	Palomar Holdings, Inc.(a)	17,151,870
		36,910,716
Total Financials		71,035,161
Health Care		22.5%
	Biotechnology	5.2%
126,510	Arrowhead Pharmaceuticals, Inc.(a)	3,618,186
798,560	Avid Bioservices, Inc.(a)	5,350,352
343,924	Halozyme Therapeutics, Inc.(a)	13,990,828
153,453	Natera, Inc.(a)	14,034,812
		36,994,178
	Health Care Equipment & Supplies	8.0%
279,545	Establishment Labs Holdings, Inc.(a)	14,228,840
44,440	Inspire Medical Systems, Inc.(a)	9,545,268
79,320	Lantheus Holdings, Inc.(a)	4,936,877
140,070	QuidelOrtho Corp.(a)	6,714,956
147,450	STAAR Surgical Co.(a)	5,644,386
91,291	TransMedics Group, Inc.(a)	6,750,057
677,733	Treace Medical Concepts, Inc.(a)	8,844,416
		56,664,800

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Health Care Providers & Services	6.3%
502,774	Castle Biosciences, Inc.(a)	11,136,444
74,969	HealthEquity, Inc.(a)	6,119,719
341,420	Option Care Health, Inc.(a)	11,451,227
218,025	Privia Health Group, Inc.(a)	4,271,110
302,900	Progyny, Inc.(a)	11,555,635
		44,534,135
	Life Sciences Tools & Services	1.6%
512,440	Maravai LifeSciences Holdings, Inc. — Class A(a)	4,442,855
47,436	OmniAb Operations, Inc. -12.50 Earnout(a) (b)	475
47,436	OmniAb Operations, Inc. 15.00 Earnout(a) (b)	474
1,219,955	OmniAb, Inc.(a)	6,612,156
		11,055,960
	Pharmaceuticals	1.4%
135,482	Ligand Pharmaceuticals, Inc.(a)	9,903,734
Total Health Care		159,152,806
Industrials		19.1%
	Building Products	5.9%
83,880	Advanced Drainage Systems, Inc.	14,447,491
301,615	AZEK Co., Inc.(a)	15,147,105
802,750	Janus International Group, Inc.(a)	12,145,608
		41,740,204
	Construction & Engineering	0.8%
31,890	MYR Group, Inc.(a)	5,636,557
	Electrical Equipment	0.6%
405,712	Shoals Technologies Group, Inc. — Class A(a)	4,535,860
	Machinery	4.4%
84,295	Chart Industries, Inc.(a)	13,885,072
93,840	John Bean Technologies Corp.	9,842,878
394,160	Kornit Digital Ltd.(a)	7,142,179
		30,870,129
	Professional Services	5.8%
50,880	FTI Consulting, Inc.(a)	10,699,555
119,159	ICF International, Inc.	17,948,921
125,830	NV5 Global, Inc.(a)	12,332,598
		40,981,074

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
	Trading Companies & Distributors	1.6%
126,657	Karat Packaging, Inc.	3,623,657
40,000	Transcat, Inc.(a)	4,457,200
19,855	WESCO International, Inc.	3,400,764
		11,481,621
Total Industrials		135,245,446
Information Technology		20.5%
	Communications Equipment	2.7%
334,369	Calix, Inc.(a)	11,087,676
156,605	Ciena Corp.(a)	7,744,117
		18,831,793
	IT Services	1.5%
606,178	BigCommerce Holdings, Inc.(a)	4,176,566
168,015	Endava PLC — ADR(a)	6,391,291
		10,567,857
	Semiconductors & Semiconductor Equipment	3.9%
32,070	Axcelis Technologies, Inc.(a)	3,576,446
71,460	Silicon Laboratories, Inc.(a)	10,270,231
33,110	SiTime Corp.(a)	3,086,845
61,243	Universal Display Corp.	10,316,383
		27,249,905
	Software	12.4%
285,510	Clearwater Analytics Holdings, Inc. — Class A(a)	5,050,672
415,664	DoubleVerify Holdings, Inc.(a)	14,614,747
111,565	Five9, Inc.(a)	6,929,302
296,510	PagerDuty, Inc.(a)	6,724,847
321,001	PROS Holdings, Inc.(a)	11,661,967
222,380	Tenable Holdings, Inc.(a)	10,992,243
255,810	Varonis Systems, Inc.(a)	12,066,559
315,497	Vertex, Inc. — Class A(a)	10,020,185
1,064,884	Zuora, Inc. — Class A(a)	9,711,742
		87,772,264
Total Information Technology		144,421,819

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2024 Continued

Shares		$ Value
Materials		3.0%
	Construction Materials	3.0%
471,311	Summit Materials, Inc. — Class A(a)	21,006,331
Total Materials		21,006,331
Total Common Stocks (Cost $534,777,642)		670,825,752
Short-Term Investments		4.1%
Money Market Funds		4.1%
28,805,420	Fidelity Government Portfolio — Class Institutional, 5.21%(c)	28,805,420
Total Money Market Funds		28,805,420
Total Short-Term Investments (Cost $28,805,420)		28,805,420
Total Investments (Cost $563,583,063)		99.1 699,631,172%
Other Assets in Excess of Liabilities		0.9 6,358,465%
Total Net Assets		100.0 705,989,637%

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non-income producing security.

(b)  Fair value determined using significant unobservable inputs in accordance with procedures established by the Board of Trustees and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $949 or 0.0% of net assets as of March 31, 2024.

(c)  The rate shown represents the annualized 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2024

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$551,035,226	$87,018,698	$58,564,768	$190,767,527	$65,343,516
Cash denominated in foreign currencies, at cost:	—	—	—	—	—
Investments in securities, at value:	$829,243,139	$163,668,563	$78,333,962	$487,988,852	$178,524,193
Cash:	128,034	34,946	1,531	21,375	14,011
Cash denominated in foreign currency, at value:	—	—	—	—	—
Receivables:
Investments sold	6,336,013	—	—	1,380,170	—
Fund shares sold	363,528	806,988	6,027	271,935	525,545
Dividends	297,158	96,286	20,523	695,085	44,080
Interest	—	85,343	—	—	—
Other assets	29,662	22,739	17,676	14,119	18,627
Total assets	836,397,534	164,714,865	78,379,719	490,371,536	179,126,456
LIABILITIES:
Payables:
Investments purchased	—	—	—	222,601	—
Options written, at value(1) (Note 8)	—	—	—	81,247	—
Fund shares purchased	1,386,688	22,329	48,401	145,387	4,758
Management fees (Note 3)	600,321	100,907	85,031	345,274	112,642
Custodian fees (Note 3)	—	—	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	373,344	24,726	52,007	143,477	59,855
Accrued expenses	1,127	470	231	6,928	1,127
Total liabilities	2,361,480	148,432	185,670	944,914	178,382
NET ASSETS	$834,036,054	$164,566,433	$78,194,049	$489,426,622	$178,948,074
NET ASSETS CONSIST OF:
Paid-in capital	$539,880,718	$88,172,584	$68,233,429	$186,411,765	$61,754,432
Total distributable earnings (accumulated deficit)	294,155,336	76,393,849	9,960,620	303,014,857	117,193,642
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$834,036,054	$164,566,433	$78,194,049	$489,426,622	$178,948,074
Net Assets — Investor Class	636,244,198	55,069,780	43,681,201	299,209,276	89,112,990
Outstanding Shares — Investor Class	24,954,420	1,833,465	2,703,156	14,334,278	2,687,805
NET ASSET VALUE PER SHARE — Investor Class	$25.50	$30.04	$16.16	$20.87	$33.15
Net Assets — Institutional Class	197,791,856	109,496,653	34,512,848	190,217,346	89,835,084
Outstanding Shares — Institutional Class	7,691,368	3,644,459	2,119,113	9,115,815	2,691,352
NET ASSET VALUE PER SHARE — Institutional Class	$25.72	$30.04	$16.29	$20.87	$33.38
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Options written, premiums received	—	—	—	$51,597	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$439,138,627	$770,321,487	$64,411,847	$88,466,491	$563,583,063
Cash denominated in foreign currencies, at cost:	—	$2,117,737	—	—	—
Investments in securities, at value:	$446,047,441	$1,079,371,855	$129,881,642	$157,490,282	$699,631,172
Cash:	201,055	111,848	14,109	21,051	10,795,210
Cash denominated in foreign currency, at value:	—	2,114,762	—	—	—
Receivables:
Investments sold	—	—	500,379	—	986,658
Fund shares sold	1,531,537	2,103,080	533,292	77,133	905,588
Dividends	—	3,657,563	58,771	48,993	213,169
Interest	6,192,434	—	—	—	—
Other assets	36,055	51,320	17,262	16,169	44,444
Total assets	454,008,522	1,087,410,428	131,005,455	157,653,628	712,576,241
LIABILITIES:
Payables:
Investments purchased	5,980,862	5,533,795	1,377,366	—	3,566,153
Options written, at value(1) (Note 8)	—	—	—	—	—
Fund shares purchased	116,176	367,777	6,602	437,741	1,953,478
Management fees (Note 3)	316,680	760,921	80,437	112,670	506,362
Custodian fees (Note 3)	—	24,544	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	22,041	66,943	19,934	38,654	559,484
Accrued expenses	500	173,083	119	1,127	1,127
Total liabilities	6,436,259	6,927,063	1,484,458	590,192	6,586,604
NET ASSETS	$447,572,263	$1,080,483,365	$129,520,997	$157,063,436	$705,989,637
NET ASSETS CONSIST OF:
Paid-in capital	$452,643,828	$769,816,708	$62,497,413	$84,486,142	$685,950,139
Total distributable earnings (accumulated deficit)	(5,071,565)	310,666,657	67,023,584	72,577,294	20,039,498
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$447,572,263	$1,080,483,365	$129,520,997	$157,063,436	$705,989,637
Net Assets — Investor Class	107,240,796	353,298,100	34,719,935	80,729,468	473,215,088
Outstanding Shares — Investor Class	10,078,877	15,838,097	711,057	4,680,444	32,116,592
NET ASSET VALUE PER SHARE — Investor Class	$10.64	$22.31	$48.83	$17.25	$14.73
Net Assets — Institutional Class	340,331,467	727,185,265	94,801,062	76,333,968	232,774,549
Outstanding Shares — Institutional Class	32,013,386	32,569,180	1,929,577	4,390,346	15,685,446
NET ASSET VALUE PER SHARE — Institutional Class	$10.63	$22.33	$49.13	$17.39	$14.84
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Options written, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2024

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	$—	$159,724	$—	$—	$—
Dividends from securities	5,479,867	2,811,402	524,814	12,844,242	811,980
Foreign tax withheld	(24,782)	(4,446)	(1,678)	(17,899)	—
Total investment income	5,455,085	2,966,680	523,136	12,826,343	811,980
EXPENSES:
Management fees (Note 3)	7,092,947	997,384	1,027,562	3,874,039	1,174,797
Shareholder Service Fees — Investor Class (Note 7)	942,322	57,253	46,365	430,561	78,798
Registration fees	38,804	40,203	32,974	39,717	34,083
Custody fees	—	—	—	—	—
Other expenses	12,636	1,651	1,236	6,677	1,866
Total expenses	8,086,709	1,096,491	1,108,137	4,350,994	1,289,544
Net investment income (loss)	(2,631,624)	1,870,189	(585,001)	8,475,349	(477,564)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	66,165,513	756,599	(4,311,888)	11,667,388	12,627,783
Foreign currency transactions	820	—	—	—	—
Options written (Note 8)	—	—	—	268,062	—
Net change in unrealized appreciation/depreciation during the year on:
Investments	83,504,303	31,478,358	10,129,358	62,165,216	36,505,180
Foreign currency translations	—	—	—	—	—
Options written (Note 8)	—	—	—	(49,771)	—
Net realized and unrealized gain (loss)	149,670,636	32,234,957	5,817,470	74,050,895	49,132,963
Net increase (decrease) in net assets resulting from operations	$147,039,012	$34,105,146	$5,232,469	$82,526,244	$48,655,399

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$27,715,270	$—	$—	$—	$—
Dividends from securities	2,227,811	16,480,942	1,035,452	831,427	4,019,485
Foreign tax withheld	—	(1,300,948)	(6,195)	(4,481)	—
Total investment income	29,943,081	15,179,994	1,029,257	826,946	4,019,485
EXPENSES:
Management fees (Note 3)	3,097,543	6,873,930	798,990	1,210,490	6,354,409
Shareholder Service Fees — Investor Class (Note 7)	112,100	455,221	28,529	74,714	501,365
Registration fees	59,669	80,566	33,997	32,844	54,015
Custody fees	—	151,926	—	—	—
Other expenses	4,339	8,388	1,259	1,970	12,456
Total expenses	3,273,651	7,570,031	862,775	1,320,018	6,922,245
Net investment income (loss)	26,669,430	7,609,963	166,482	(493,072)	(2,902,760)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(3,640,276)	(524,872)	5,373,027	11,313,189	(10,019,016)
Foreign currency transactions	—	(319,949)	—	—	—
Options written (Note 8)	—	—	57,089	—	—
Net change in unrealized appreciation/depreciation during the year on:
Investments	19,618,757	96,154,584	30,123,938	20,384,466	32,931,207
Foreign currency translations	—	(45,070)	—	—	—
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain (loss)	15,978,481	95,264,693	35,554,054	31,697,655	22,912,191
Net increase (decrease) in net assets resulting from operations	$42,647,911	$102,874,656	$35,720,536	$31,204,583	$20,009,431

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Early Stage Growth Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income (loss)	$(2,631,624)	$(5,731,271)	$1,870,189	$1,347,133	$(585,001)	$(971,872)
Net realized gain (loss) on investments, foreign currency transactions, and options written	66,166,333	9,260,805	756,599	(144,375)	(4,311,888)	(3,621,984)
Net change in unrealized appreciation/depreciation during the year on investments, foreign currency translations, and options written	83,504,303	(173,170,484)	31,478,358	(6,027,586)	10,129,358	(11,534,679)
Net increase (decrease) in net assets resulting from operations	147,039,012	(169,640,950)	34,105,146	(4,824,828)	5,232,469	(16,128,535)
DISTRIBUTIONS TO SHAREHOLDERS(1):
Distributable Earnings
Investor Class	—	(49,841,712)	(783,034)	(736,960)	—	(592,965)
Institutional Class	—	(11,819,920)	(2,031,797)	(2,333,311)	—	(398,608)
Total distributions	—	(61,661,632)	(2,814,831)	(3,070,271)	—	(991,573)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	22,381,698	36,954,602	21,480,203	7,403,316	1,829,661	2,665,595
Institutional Class	27,884,458	32,946,069	10,427,120	15,515,124	3,107,149	2,151,792
Reinvested dividends and distributions
Investor Class	—	48,626,399	779,287	729,128	—	574,987
Institutional Class	—	11,483,669	1,965,047	2,264,382	—	392,726
Shares Issued	50,266,156	130,010,739	34,651,657	25,911,950	4,936,810	5,785,100
Redemptions
Investor Class	(221,196,995)	(287,796,455)	(9,123,923)	(4,689,312)	(11,805,482)	(10,237,919)
Institutional Class	(50,843,750)	(164,766,299)	(12,439,360)	(9,980,947)	(5,463,827)	(5,822,351)
Shares repurchased	(272,040,745)	(452,562,754)	(21,563,283)	(14,670,259)	(17,269,309)	(16,060,270)
Net increase (decrease) from capital share transactions	(221,774,589)	(322,552,015)	13,088,374	11,241,691	(12,332,499)	(10,275,170)
Total increase (decrease) in net assets	(74,735,577)	(553,854,597)	44,378,689	3,346,592	(7,100,030)	(27,395,278)
NET ASSETS:
Beginning of year	908,771,631	1,462,626,228	120,187,744	116,841,152	85,294,079	112,689,357
End of year	$834,036,054	$908,771,631	$164,566,433	$120,187,744	$78,194,049	$85,294,079
Fund share transactions:
Shares sold
Investor Class	1,003,644	1,744,428	817,654	308,683	123,960	175,765
Institutional Class	1,268,022	1,574,535	390,120	643,114	204,877	141,738
	2,271,666	3,318,963	1,207,774	951,797	328,837	317,503
Reinvested dividends and distributions
Investor Class	—	2,420,428	29,292	30,949	—	39,195
Institutional Class	—	567,936	74,218	96,196	—	26,607
	—	2,988,364	103,510	127,145	—	65,802
Shares Issued	2,271,666	6,307,327	1,311,284	1,078,942	328,837	383,305
Shares repurchased
Investor Class	(9,944,180)	(13,708,730)	(353,391)	(197,852)	(797,818)	(682,704)
Institutional Class	(2,278,009)	(7,725,892)	(472,641)	(419,806)	(359,161)	(386,933)
Total Shares Repurchased	(12,222,189)	(21,434,622)	(826,032)	(617,658)	(1,156,979)	(1,069,637)
Net increase (decrease) in fund shares	(9,950,523)	(15,127,295)	485,252	461,284	(828,142)	(686,332)

(1)  Presentation for March 31, 2023 was updated to show amounts distributed for each class.

The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income (loss)	$8,475,349	$8,054,610	$(477,564)	$(408,022)
Net realized gain (loss) on investments, foreign currency transactions, and options written	11,935,450	4,362,432	12,627,783	4,028,275
Net change in unrealized appreciation/depreciation during the year on investments, foreign currency translations, and options written	62,115,445	(17,363,520)	36,505,180	(29,733,167)
Net increase (decrease) in net assets resulting from operations	82,526,244	(4,946,478)	48,655,399	(26,112,914)
DISTRIBUTIONS TO SHAREHOLDERS(1):
Distributable Earnings
Investor Class	(9,931,315)	(13,049,391)	(4,190,931)	(3,315,795)
Institutional Class	(6,387,870)	(7,106,306)	(4,449,781)	(2,899,466)
Total distributions	(16,319,185)	(20,155,697)	(8,640,712)	(6,215,261)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	17,946,998	65,675,954	10,338,019	4,437,040
Institutional Class	13,120,574	13,978,304	7,069,369	2,306,813
Reinvested dividends and distributions
Investor Class	9,819,913	12,884,149	4,109,628	3,265,304
Institutional Class	5,215,543	5,893,264	4,388,123	2,869,531
Shares Issued	46,103,028	98,431,671	25,905,139	12,878,688
Redemptions
Investor Class	(69,602,558)	(75,660,916)	(18,489,028)	(20,399,727)
Institutional Class	(22,551,969)	(18,422,462)	(11,362,809)	(12,603,435)
Shares repurchased	(92,154,527)	(94,083,378)	(29,851,837)	(33,003,162)
Net increase (decrease) from capital share transactions	(46,051,499)	4,348,293	(3,946,698)	(20,124,474)
Total increase (decrease) in net assets	20,155,560	(20,753,882)	36,067,989	(52,452,649)
NET ASSETS:
Beginning of year	469,271,062	490,024,944	142,880,085	195,332,734
End of year	$489,426,622	$469,271,062	$178,948,074	$142,880,085
Fund share transactions:
Shares sold
Investor Class	952,469	3,526,477	343,550	175,918
Institutional Class	695,224	765,068	239,482	93,186
	1,647,693	4,291,545	583,032	269,104
Reinvested dividends and distributions
Investor Class	523,901	698,843	142,646	138,595
Institutional Class	278,162	319,827	151,314	121,231
	802,063	1,018,670	293,960	259,826
Shares Issued	2,449,756	5,310,215	876,992	528,930
Shares repurchased
Investor Class	(3,725,318)	(4,147,040)	(644,547)	(819,849)
Institutional Class	(1,188,861)	(998,680)	(378,512)	(508,029)
Total Shares Repurchased	(4,914,179)	(5,145,720)	(1,023,059)	(1,327,878)
Net increase (decrease) in fund shares	(2,464,423)	164,495	(146,067)	(798,948)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income (loss)	$26,669,430	$17,157,353	$7,609,963	$4,199,926	$166,482	$64,355
Net realized gain (loss) on investments, foreign currency transactions, and options written	(3,640,276)	(8,298,692)	(844,821)	922,424	5,430,116	(1,542,425)
Net change in unrealized appreciation/depreciation during the year on investments, foreign currency translations, and options written	19,618,757	(13,156,789)	96,109,514	(3,374,862)	30,123,938	(10,272,639)
Net increase (decrease) in net assets resulting from operations	42,647,911	(4,298,128)	102,874,656	1,747,488	35,720,536	(11,750,709)
DISTRIBUTIONS TO SHAREHOLDERS(1):
Distributable Earnings
Investor Class	(5,422,117)	(3,948,675)	(1,908,734)	(4,049,394)	(9,113)	(773,381)
Institutional Class	(21,381,616)	(18,804,085)	(4,304,930)	(6,387,116)	(55,109)	(1,747,924)
Total distributions	(26,803,733)	(22,752,760)	(6,213,664)	(10,436,510)	(64,222)	(2,521,305)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	77,377,664	31,266,028	164,691,974	92,532,462	6,301,563	1,417,943
Institutional Class	123,588,053	61,640,191	402,672,603	110,472,489	12,286,418	6,448,349
Reinvested dividends and distributions
Investor Class	5,165,232	3,826,042	1,834,375	3,936,057	8,654	737,721
Institutional Class	18,424,799	16,594,848	3,955,990	5,623,200	53,764	1,710,941
Shares Issued	224,555,748	113,327,109	573,154,942	212,564,208	18,650,399	10,314,954
Redemptions
Investor Class	(37,652,354)	(22,118,507)	(98,121,579)	(100,287,024)	(8,630,742)	(5,582,591)
Institutional Class	(64,559,200)	(51,212,412)	(101,724,871)	(72,796,682)	(10,445,322)	(9,643,547)
Shares repurchased	(102,211,554)	(73,330,919)	(199,846,450)	(173,083,706)	(19,076,064)	(15,226,138)
Net increase (decrease) from capital share transactions	122,344,194	39,996,190	373,308,492	39,480,502	(425,665)	(4,911,184)
Total increase (decrease) in net assets	138,188,372	12,945,302	469,969,484	30,791,480	35,230,649	(19,183,198)
NET ASSETS:
Beginning of year	309,383,891	296,438,589	610,513,881	579,722,401	94,290,348	113,473,546
End of year	$447,572,263	$309,383,891	$1,080,483,365	$610,513,881	$129,520,997	$94,290,348
Fund share transactions:
Shares sold
Investor Class	7,448,373	3,041,835	8,022,311	5,023,406	146,911	42,116
Institutional Class	11,918,463	5,982,023	19,743,827	5,963,204	289,311	193,730
	19,366,836	9,023,858	27,766,138	10,986,610	436,222	235,846
Reinvested dividends and distributions
Investor Class	499,224	372,381	87,727	214,186	199	22,727
Institutional Class	1,785,070	1,615,104	189,101	306,298	1,231	52,435
	2,284,294	1,987,485	276,828	520,484	1,430	75,162
Shares Issued	21,651,130	11,011,343	28,042,966	11,507,094	437,652	311,008
Shares repurchased
Investor Class	(3,644,051)	(2,144,711)	(4,807,949)	(5,443,057)	(216,523)	(164,532)
Institutional Class	(6,261,732)	(4,944,710)	(4,986,489)	(3,965,772)	(254,404)	(287,025)
Total Shares Repurchased	(9,905,783)	(7,089,421)	(9,794,438)	(9,408,829)	(470,927)	(451,557)
Net increase (decrease) in fund shares	11,745,347	3,921,922	18,248,528	2,098,265	(33,275)	(140,549)

(1)  Presentation for March 31, 2023 was updated to show amounts distributed for each class.

The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income (loss)	$(493,072)	$(586,023)	$(2,902,760)	$(3,917,256)
Net realized gain (loss) on investments, foreign currency transactions, and options written	11,313,189	3,868,099	(10,019,016)	(100,904,915)
Net change in unrealized appreciation/depreciation during the year on investments, foreign currency translations, and options written	20,384,466	(26,617,551)	32,931,207	(12,721,155)
Net increase (decrease) in net assets resulting from operations	31,204,583	(23,335,475)	20,009,431	(117,543,326)
DISTRIBUTIONS TO SHAREHOLDERS(1):
Distributable Earnings
Investor Class	(3,921,110)	(3,653,758)	—	—
Institutional Class	(3,581,448)	(3,228,603)	—	—
Total distributions	(7,502,558)	(6,882,361)	—	—
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	2,133,098	1,435,785	32,482,663	83,086,038
Institutional Class	4,631,211	3,710,539	83,351,954	103,680,341
Reinvested dividends and distributions
Investor Class	3,895,671	3,624,175	—	—
Institutional Class	3,534,631	3,175,166	—	—
Shares Issued	14,194,611	11,945,665	115,834,617	186,766,379
Redemptions
Investor Class	(10,645,797)	(12,454,684)	(149,344,779)	(120,440,428)
Institutional Class	(9,029,755)	(10,253,786)	(130,553,404)	(77,661,329)
Shares repurchased	(19,675,552)	(22,708,470)	(279,898,183)	(198,101,757)
Net increase (decrease) from capital share transactions	(5,480,941)	(10,762,805)	(164,063,566)	(11,335,378)
Total increase (decrease) in net assets	18,221,084	(40,980,641)	(144,054,135)	(128,878,704)
NET ASSETS:
Beginning of year	138,842,352	179,822,993	850,043,772	978,922,476
End of year	$157,063,436	$138,842,352	$705,989,637	$850,043,772
Fund share transactions:
Shares sold
Investor Class	136,880	95,900	2,368,742	5,846,891
Institutional Class	288,432	253,640	5,954,185	7,316,524
	425,312	349,540	8,322,927	13,163,415
Reinvested dividends and distributions
Investor Class	256,970	257,034	—	—
Institutional Class	231,323	223,761	—	—
	488,293	480,795	—	—
Shares Issued	913,605	830,335	8,322,927	13,163,415
Shares repurchased
Investor Class	(682,159)	(856,314)	(10,878,494)	(8,531,455)
Institutional Class	(563,127)	(694,558)	(9,481,617)	(5,480,015)
Total Shares Repurchased	(1,245,286)	(1,550,872)	(20,360,111)	(14,011,470)
Net increase (decrease) in fund shares	(331,681)	(720,537)	(12,037,184)	(848,055)

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024		2023		2022		2021		2020
Net asset value, beginning of year	$21.30		$25.31		$30.82		$19.88		$25.29
Income from investment operations:
Net investment loss	(0.08	)(1)	(0.12	)(1)	(0.21	)(1)	(0.18	)(1)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	4.28		(2.52)		(0.93)		13.51		(1.76)
Total from investment operations	4.20		(2.64)		(1.14)		13.33		(1.82)
Less distributions:
Distributions from capital gains	—		(1.37)		(4.37)		(2.39)		(3.59)
Total distributions	—		(1.37)		(4.37)		(2.39)		(3.59)
Net asset value, end of year	$25.50		$21.30		$25.31		$30.82		$19.88
Total return	19.72%		(10.12%)		(4.58%)		67.49%		(9.64%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$636,244		$722,077		$1,099,258		$1,442,145		$1,132,237
Ratio of expenses to average net assets	1.00%		1.01%		1.00%		1.01%		1.01%
Ratio of net investment loss to average net assets	(0.35%)		(0.58%)		(0.70%)		(0.64%)		(0.30%)
Portfolio turnover rate	42%		26%		41%		84%		123%

(1)  Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,								For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024		2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$21.46		$25.44		$30.92		$19.91		$27.10
Income from investment operations:
Net investment loss	(0.05	)(1)	(0.09	)(1)	(0.17	)(1)	(0.14	)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	4.31		(2.52)		(0.94)		13.54		(3.56)
Total from investment operations	4.26		(2.61)		(1.11)		13.40		(3.60)
Less distributions:
Distributions from capital gains	—		(1.37)		(4.37)		(2.39)		(3.59)
Total distributions	—		(1.37)		(4.37)		(2.39)		(3.59)
Net asset value, end of period	$25.72		$21.46		$25.44		$30.92		$19.91
Total return	19.85%		(9.94%)		(4.46%)		67.75%		(15.55	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197,792		$186,695		$363,369		$337,999		$205,430
Ratio of expenses to average net assets	0.86%		0.86%		0.86%		0.86%		0.86%
Ratio of net investment loss to average net assets	(0.20%)		(0.43%)		(0.55%)		(0.50%)		(0.25%)
Portfolio turnover rate**	42%		26%		41%		84%		123%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020
Net asset value, beginning of year	$24.07	$25.79	$23.16	$15.10	$16.65
Income from investment operations:
Net investment income	0.35 (1)	0.25 (1)	0.14 (1)	0.12 (1)	0.44
Net gains (losses) on securities (both realized and unrealized)	6.15	(1.36)	2.94	8.06	(1.81)
Total from investment operations	6.50	(1.11)	3.08	8.18	(1.37)
Less distributions:
Distributions from investment income	(0.41)	(0.23)	(0.14)	(0.12)	(0.17)
Distributions from capital gains	(0.12)	(0.38)	(0.31)	—	—
Distributions from return of capital	—	—	—	—	(0.01)
Total distributions	(0.53)	(0.61)	(0.45)	(0.12)	(0.18)
Net asset value, end of year	$30.04	$24.07	$25.79	$23.16	$15.10
Total return	27.31%	(4.22%)	13.39%	54.29%	(8.32%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$55,070	$32,256	$30,895	$28,605	$23,821
Ratio of expenses to average net assets	0.93%	0.93%	0.93%	0.94%	0.95%
Ratio of net investment income to average net assets	1.29%	1.07%	0.56%	0.63%	0.84%
Portfolio turnover rate	4%	2%	4%	20%	31%

(1)  Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,				For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021	March 31, 2020
Net asset value, beginning of period	$24.07	$25.78	$23.16	$15.10	$17.37
Income from investment operations:
Net investment income	0.38 (1)	0.29 (1)	0.18 (1)	0.15 (1)	0.28
Net gains (losses) on securities (both realized and unrealized)	6.15	(1.35)	2.93	8.06	(2.41)
Total from investment operations	6.53	(1.06)	3.11	8.21	(2.13)
Less distributions:
Distributions from investment income	(0.44)	(0.27)	(0.18)	(0.15)	(0.13)
Distributions from capital gains	(0.12)	(0.38)	(0.31)	—	—
Distributions from return of capital	—	—	—	—	(0.01)
Total distributions	(0.56)	(0.65)	(0.49)	(0.15)	(0.14)
Net asset value, end of period	$30.04	$24.07	$25.78	$23.16	$15.10
Total return	27.47%	(4.04%)	13.51%	54.52%	(12.34	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,497	$87,932	$85,946	$72,405	$40,887
Ratio of expenses to average net assets	0.78%	0.78%	0.78%	0.79%	0.80%
Ratio of net investment income to average net assets	1.44%	1.22%	0.71%	0.78%	1.23%
Portfolio turnover rate**	4%	2%	4%	20%	31%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO EARLY STAGE GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024		2023		2022		2021		2020
Net asset value, beginning of year	$15.05		$17.75		$23.88		$12.50		$15.30
Income from investment operations:
Net investment loss	(0.11	)(1)	(0.17	)(1)	(0.28	)(1)	(0.25	)(1)	(0.15)
Net gains (losses) on securities (both realized and unrealized)	1.22		(2.36)		(2.60)		14.11		(1.85)
Total from investment operations	1.11		(2.53)		(2.88)		13.86		(2.00)
Less distributions:
Distributions from capital gains	—		(0.17)		(3.25)		(2.48)		(0.80)
Total distributions	—		(0.17)		(3.25)		(2.48)		(0.80)
Net asset value, end of year	$16.16		$15.05		$17.75		$23.88		$12.50
Total return	7.38%		(14.23%)		(13.32%)		112.86%		(14.38%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$43,681		$50,837		$68,232		$82,824		$42,633
Ratio of expenses to average net assets	1.44%		1.49%		1.45%		1.50%		1.49%
Ratio of net investment loss to average net assets	(0.78%)		(1.11%)		(1.22%)		(1.24%)		(1.00%)
Portfolio turnover rate	20%		10%		34%		54%		22%

(1)  Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO EARLY STAGE GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,								For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024		2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$15.16		$17.84		$23.96		$12.51		$16.44
Income from investment operations:
Net investment loss	(0.10	)(1)	(0.15	)(1)	(0.24	)(1)	(0.22	)(1)	(0.14)
Net gains (losses) on securities (both realized and unrealized)	1.23		(2.36	)(2)	(2.63)		14.15		(2.99)
Total from investment operations	1.13		(2.51	)(2)	(2.87)		13.93		(3.13)
Less distributions:
Distributions from capital gains	—		(0.17)		(3.25)		(2.48)		(0.80)
Total distributions	—		(0.17)		(3.25)		(2.48)		(0.80)
Net asset value, end of period	$16.29		$15.16		$17.84		$23.96		$12.51
Total return	7.45%		(14.05%)		(13.20%)		113.25%		(20.25	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,513		$34,457		$44,458		$49,023		$23,102
Ratio of expenses to average net assets	1.34%		1.34%		1.32%		1.35%		1.35%
Ratio of net investment loss to average net assets	(0.68%)		(0.96%)		(1.07%)		(1.09%)		(1.19%)
Portfolio turnover rate**	20%		10%		34%		54%		22%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Amount was restated to adjust for $0.01 rounding difference.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020
Net asset value, beginning of year	$18.11	$19.03	$16.24	$11.93	$15.27
Income from investment operations:
Net investment income	0.33 (1)	0.30 (1)	0.29 (1)	0.29 (1)	0.72
Net gains (losses) on securities (both realized and unrealized)	3.09	(0.46)	3.48	4.53	(3.63)
Total from investment operations	3.42	(0.16)	3.77	4.82	(2.91)
Less distributions:
Distributions from investment income	(0.35)	(0.30)	(0.29)	(0.30)	(0.32)
Distributions from capital gains	(0.31)	(0.46)	(0.69)	(0.21)	(0.11)
Total distributions	(0.66)	(0.76)	(0.98)	(0.51)	(0.43)
Net asset value, end of year	$20.87	$18.11	$19.03	$16.24	$11.93
Total return	19.37%	(0.87%)	23.81%	40.94%	(19.63%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$299,209	$300,336	$314,134	$277,906	$273,416
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	1.77%	1.66%	1.60%	2.04%	1.99%
Portfolio turnover rate	1%	1%	4%	1%	5%

(1)  Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,					For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022		2021	March 31, 2020
Net asset value, beginning of period	$18.10	$19.03	$16.24		$11.93	$15.31
Income from investment operations:
Net investment income	0.37 (1)	0.33 (1)	0.32	(1)	0.31 (1)	0.57
Net gains (losses) on securities (both realized and unrealized)	3.09	(0.47)	3.48		4.53	(3.60)
Total from investment operations	3.46	(0.14)	3.80		4.84	(3.03)
Less distributions:
Distributions from investment income	(0.38)	(0.33)	(0.32	)(2)	(0.32)	(0.25)
Distributions from capital gains	(0.31)	(0.46)	(0.69)		(0.21)	(0.10)
Total distributions	(0.69)	(0.79)	(1.01)		(0.53)	(0.35)
Net asset value, end of period	$20.87	$18.10	$19.03		$16.24	$11.93
Total return	19.61%	(0.78%)	24.00%		41.15%	(20.20	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,217	$168,935	$175,891		$147,802	$133,843
Ratio of expenses to average net assets	0.86%	0.86%	0.86%		0.86%	0.86%
Ratio of net investment income to average net assets	1.92%	1.81%	1.75%		2.19%	2.79%
Portfolio turnover rate**	1%	1%	4%		1%	5%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Amount was restated to adjust for $0.01 rounding difference.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024		2023		2022		2021		2020
Net asset value, beginning of year	$25.79		$30.83		$31.07		$21.20		$25.10
Income from investment operations:
Net investment income (loss)	(0.11	)(1)	(0.08	)(1)(2)	(0.13	)(1)	(0.06	)(1)(2)	0.08
Net gains (losses) on securities (both realized and unrealized)	9.14		(3.89)		3.25		11.46		(0.55)
Total from investment operations	9.03		(3.97	)(2)	3.12		11.40	(2)	(0.47)
Less distributions:
Distributions from investment income	—		—		—		—		(0.08)
Distributions from capital gains	(1.67)		(1.07)		(3.36)		(1.53)		(3.35)
Total distributions	(1.67)		(1.07)		(3.36)		(1.53)		(3.43)
Net asset value, end of year	$33.15		$25.79		$30.83		$31.07		$21.20
Total return	36.01%		(12.55%)		9.56%		53.98%		(3.90%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$89,113		$73,408		$103,336		$112,399		$88,051
Ratio of expenses to average net assets	0.87%		0.92%		0.92%		0.92%		0.92%
Ratio of net investment income (loss) to average net assets	(0.34%)		(0.34%)		(0.40%)		(0.19%)		0.11%
Portfolio turnover rate	9%		11%		13%		21%		33%

(1)  Per share amounts have been calculated using the average shares method.

(2)  Amount was restated to adjust for $0.01 rounding difference.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,								For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024		2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$25.93		$30.95		$31.13		$21.20		$27.10
Income from investment operations:
Net investment income (loss)	(0.08	)(1)	(0.05	)(1)	(0.08	)(1)	(0.01	)(1)	0.15
Net gains (losses) on securities (both realized and unrealized)	9.20		(3.90)		3.26	(2)	11.47		(2.59)
Total from investment operations	9.12		(3.95)		3.18		11.46		(2.44)
Less distributions:
Distributions from investment income	—		—		—		—		(0.10)
Distributions from capital gains	(1.67)		(1.07)		(3.36)		(1.53)		(3.36)
Total distributions	(1.67)		(1.07)		(3.36)		(1.53)		(3.46)
Net asset value, end of period	$33.38		$25.93		$30.95		$31.13		$21.20
Total return	36.16%		(12.44%)		9.74%		54.26%		(10.92	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,835		$69,473		$91,997		$86,046		$58,307
Ratio of expenses to average net assets	0.77%		0.77%		0.77%		0.77%		0.78%
Ratio of net investment income (loss) to average net assets	(0.26%)		(0.19%)		(0.25%)		(0.04%)		0.28%
Portfolio turnover rate**	9%		11%		13%		21%		33%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Amount was restated to adjust for $0.01 rounding difference.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023		2022		2021	2020
Net asset value, beginning of year	$10.20	$11.23		$11.82		$9.72	$10.86
Income from investment operations:
Net investment income	0.74 (1)	0.61	(1)	0.48	(1)	0.48 (1)	1.17
Net gains (losses) on securities (both realized and unrealized)	0.44	(0.81	)(2)	(0.24)		2.11 (2)	(1.85)
Total from investment operations	1.18	(0.20	)(2)	0.24		2.59	(0.68)
Less distributions:
Distributions from investment income	(0.74)	(0.64)		(0.48)		(0.49)	(0.46)
Distributions from capital gains	—	(0.19)		(0.35	)(2)	— (3)	—
Total distributions	(0.74)	(0.83)		(0.83)		(0.49)	(0.46)
Net asset value, end of year	$10.64	$10.20		$11.23		$11.82	$9.72
Total return	12.07%	(1.63%)		1.97%		27.07%	(6.67%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$107,241	$58,920		$50,581		$50,110	$46,036
Ratio of expenses to average net assets	1.02%	1.05%		1.02%		1.02%	1.02%
Ratio of net investment income to average net assets	7.18%	5.88%		4.09%		4.38%	3.60%
Portfolio turnover rate	26%	30%		41%		66%	36%

(1)  Per share amounts have been calculated using the average shares method.

(2)  Amount was restated to adjust for $0.01 rounding difference.

(3)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,				For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021	March 31, 2020
Net asset value, beginning of period	$10.19	$11.22	$11.81	$9.71	$11.01
Income from investment operations:
Net investment income	0.76 (1)	0.63 (1)	0.50 (1)	0.50 (1)	0.71
Net gains (losses) on securities (both realized and unrealized)	0.44	(0.82)	(0.24)	2.10	(1.66)
Total from investment operations	1.20	(0.19)	0.26	2.60	(0.95)
Less distributions:
Distributions from investment income	(0.76)	(0.65)	(0.50)	(0.50)	(0.35)
Distributions from capital gains	—	(0.19)	(0.35)	— (2)	—
Total distributions	(0.76)	(0.84)	(0.85)	(0.50)	(0.35)
Net asset value, end of period	$10.63	$10.19	$11.22	$11.81	$9.71
Total return	12.24%	(1.49%)	2.12%	27.28%	(8.94	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340,331	$250,464	$245,858	$225,715	$141,735
Ratio of expenses to average net assets	0.86%	0.89%	0.87%	0.86%	0.88%
Ratio of net investment income to average net assets	7.33%	6.03%	4.24%	4.51%	4.90%
Portfolio turnover rate**	26%	30%	41%	66%	36%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020
Net asset value, beginning of year	$20.23	$20.65	$20.51	$13.54	$14.76
Income from investment operations:
Net investment income	0.18 (1)	0.13 (1)	0.03 (1)	0.04 (1)	0.19
Net gains (losses) on securities (both realized and unrealized)	2.03	(0.22)	0.39	6.98	(1.31)
Total from investment operations	2.21	(0.09)	0.42	7.02	(1.12)
Less distributions:
Distributions from investment income	(0.13)	(0.08)	(0.02)	(0.05)	(0.10)
Distributions from capital gains	—	(0.25)	(0.26)	— (2)	—
Total distributions	(0.13)	(0.33)	(0.28)	(0.05)	(0.10)
Net asset value, end of year	$22.31	$20.23	$20.65	$20.51	$13.54
Total return	10.89%	(0.21%)	1.94%	51.79%	(7.67%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$353,298	$253,664	$263,120	$260,044	$183,809
Ratio of expenses to average net assets	1.03%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment income to average net assets	0.84%	0.71%	0.14%	0.22%	0.55%
Portfolio turnover rate	1%	8%	13%	14%	13%

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,				For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021	March 31, 2020
Net asset value, beginning of period	$20.25	$20.67	$20.53	$13.55	$15.85
Income from investment operations:
Net investment income	0.20 (1)	0.16 (1)	0.06 (1)	0.07 (1)	0.20
Net gains (losses) on securities (both realized and unrealized)	2.03	(0.22)	0.39	6.99	(2.39)
Total from investment operations	2.23	(0.06)	0.45	7.06	(2.19)
Less distributions:
Distributions from investment income	(0.15)	(0.11)	(0.05)	(0.08)	(0.11)
Distributions from capital gains	—	(0.25)	(0.26)	— (2)	—
Total distributions	(0.15)	(0.36)	(0.31)	(0.08)	(0.11)
Net asset value, end of period	$22.33	$20.25	$20.67	$20.53	$13.55
Total return	11.08%	(0.09%)	2.08%	52.12%	(13.95	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$727,185	$356,850	$316,602	$285,595	$176,285
Ratio of expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income to average net assets	0.99%	0.86%	0.29%	0.37%	0.86%
Portfolio turnover rate**	1%	8%	13%	14%	13%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023		2022		2021		2020
Net asset value, beginning of year	$35.13	$40.21		$46.23		$29.53		$31.01
Income from investment operations:
Net investment income (loss)	0.03 (1)	(0.01	)(1)	(0.16	)(1)	(0.07	)(1)	0.09
Net gains (losses) on securities (both realized and unrealized)	13.68	(4.12)		5.59		16.83		(1.07)
Total from investment operations	13.71	(4.13)		5.43		16.76		(0.98)
Less distributions:
Distributions from investment income	(0.01)	—		—		(0.06)		(0.07)
Distributions from capital gains	—	(0.95)		(11.45)		—		(0.43)
Total distributions	(0.01)	(0.95)		(11.45)		(0.06)		(0.50)
Net asset value, end of year	$48.83	$35.13		$40.21		$46.23		$29.53
Total return	39.04%	(10.08%)		10.23%		56.78%		(3.40%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$34,720	$27,414		$35,391		$37,413		$27,872
Ratio of expenses to average net assets	0.88%	0.94%		0.93%		0.94%		0.94%
Ratio of net investment income (loss) to average net assets	0.08%	(0.03%)		(0.34%)		(0.16%)		0.21%
Portfolio turnover rate	36%	46%		83%		7%		6%

(1)  Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,						For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022		2021		March 31, 2020
Net asset value, beginning of period	$35.32	$40.37	$46.30		$29.56		$32.79
Income from investment operations:
Net investment income (loss)	0.08 (1)	0.04 (1)	(0.09	)(1)	(0.00	)(1)(2)	0.16
Net gains (losses) on securities (both realized and unrealized)	13.76	(4.14)	5.61		16.85		(2.89)
Total from investment operations	13.84	(4.10)	5.52		16.85		(2.73)
Less distributions:
Distributions from investment income	(0.03)	—	—		(0.11)		(0.07)
Distributions from capital gains	—	(0.95)	(11.45)		—		(0.43)
Total distributions	(0.03)	(0.95)	(11.45)		(0.11)		(0.50)
Net asset value, end of period	$49.13	$35.32	$40.37		$46.30		$29.56
Total return	39.19%	(9.97%)	10.42%		57.02%		(8.55	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,801	$66,876	$78,082		$71,394		$45,244
Ratio of expenses to average net assets	0.78%	0.79%	0.78%		0.79%		0.80%
Ratio of net investment income (loss) to average net assets	0.18%	0.11%	(0.19%)		(0.01%)		0.40%
Portfolio turnover rate**	36%	46%	83%		7%		6%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024		2023		2022		2021		2020
Net asset value, beginning of year	$14.72		$17.72		$20.19		$13.02		$14.52
Income from investment operations:
Net investment loss	(0.06	)(1)	(0.07	)(1)	(0.11	)(1)	(0.11	)(1)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	3.44		(2.19)		(0.10)		8.61		(0.19)
Total from investment operations	3.38		(2.26)		(0.21)		8.50		(0.24)
Less distributions:
Distributions from capital gains	(0.85)		(0.74)		(2.26)		(1.33)		(1.26)
Total distributions	(0.85)		(0.74)		(2.26)		(1.33)		(1.26)
Net asset value, end of year	$17.25		$14.72		$17.72		$20.19		$13.02
Total return	23.74%		(12.58%)		(1.55%)		65.92%		(2.89%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$80,729		$73,144		$96,992		$107,061		$86,030
Ratio of expenses to average net assets	0.97%		1.03%		1.02%		1.03%		1.02%
Ratio of net investment loss to average net assets	(0.39%)		(0.48%)		(0.56%)		(0.63%)		(0.39%)
Portfolio turnover rate	17%		23%		19%		41%		52%

(1)  Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,								For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024		2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$14.82		$17.81		$20.24		$13.03		$15.63
Income from investment operations:
Net investment loss	(0.04	)(1)	(0.05	)(1)	(0.08	)(1)	(0.09	)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	3.46		(2.20)		(0.09)		8.63		(1.30)
Total from investment operations	3.42		(2.25)		(0.17)		8.54		(1.34)
Less distributions:
Distributions from capital gains	(0.85)		(0.74)		(2.26)		(1.33)		(1.26)
Total distributions	(0.85)		(0.74)		(2.26)		(1.33)		(1.26)
Net asset value, end of period	$17.39		$14.82		$17.81		$20.24		$13.03
Total return	23.85%		(12.46%)		(1.34%)		66.18%		(9.72	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,334		$65,699		$82,831		$83,642		$51,324
Ratio of expenses to average net assets	0.87%		0.88%		0.87%		0.88%		0.89%
Ratio of net investment loss to average net assets	(0.29%)		(0.33%)		(0.41%)		(0.48%)		(0.38%)
Portfolio turnover rate**	17%		23%		19%		41%		52%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024		2023		2022		2021		2020
Net asset value, beginning of year	$14.18		$16.11		$22.14		$10.94		$12.89
Income from investment operations:
Net investment loss	(0.06	)(1)	(0.07	)(1)	(0.17	)(1)	(0.15	)(1)	(0.08)
Net gains (losses) on securities (both realized and unrealized)	0.61		(1.86)		(3.27)		13.23		(0.62)
Total from investment operations	0.55		(1.93)		(3.44)		13.08		(0.70)
Less distributions:
Distributions from capital gains	—		—		(2.59)		(1.88)		(1.25)
Total distributions	—		—		(2.59)		(1.88)		(1.25)
Net asset value, end of year	$14.73		$14.18		$16.11		$22.14		$10.94
Total return	3.88%		(11.98%)		(16.93%)		120.78%		(7.33%)
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$473,215		$575,979		$697,647		$801,388		$337,804
Ratio of expenses to average net assets	0.96%		0.98%		1.01%		1.01%		1.01%
Ratio of net investment loss to average net assets	(0.42%)		(0.50%)		(0.83%)		(0.81%)		(0.65%)
Portfolio turnover rate	26%		44%		59%		63%		67%

(1)  Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,								For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2024		2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$14.26		$16.19		$22.20		$10.96		$13.78
Income from investment operations:
Net investment loss	(0.04	)(1)	(0.05	)(1)	(0.14	)(1)	(0.12	)(1)(2)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	0.62		(1.88)		(3.28)		13.24		(1.51)
Total from investment operations	0.58		(1.93)		(3.42)		13.12	(2)	(1.57)
Less distributions:
Distributions from investment income
Distributions from capital gains	—		—		(2.59)		(1.88)		(1.25)
Total distributions	—		—		(2.59)		(1.88)		(1.25)
Net asset value, end of period	$14.84		$14.26		$16.19		$22.20		$10.96
Total return	4.07%		(11.92%)		(16.79%)		121.14%		(13.24	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$232,775		$274,065		$281,276		$328,588		$95,095
Ratio of expenses to average net assets	0.86%		0.86%		0.86%		0.86%		0.86%
Ratio of net investment loss to average net assets	(0.32%)		(0.38%)		(0.68%)		(0.67%)		(0.73%)
Portfolio turnover rate**	26%		44%		59%		63%		67%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Amount was restated to adjust for $0.01 rounding difference.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2024

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Early Stage Growth Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), each as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. Kornitzer Capital Management, Inc. ("Advisor" or "KCM") is the Funds' investment adviser.

Each of the Funds offers two classes of shares, Investor Class and Institutional Class. Each class of shares represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. The shareholder servicing fees for the Investor Class represent the class specific expenses. See Note 7 for more information regarding shareholder servicing fees for the Investor Class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The investment objective of the Buffalo Discovery Fund, Buffalo Early Stage Growth Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objective of the Buffalo Flexible Income Fund is high current income, with long-term growth of capital as a secondary objective. The investment objectives of the Buffalo Dividend Focus Fund and Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to KCM, as the Funds' valuation designee in accordance with new Rule 2a-5 of the 1940 Act. Some of the factors that have been or may be considered by KCM as applicable in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2024, The Buffalo International and Buffalo Small Cap Funds held securities valued at fair value as determined in good faith by KCM, as valuation designee, at such time. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service that employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). As of March 31, 2024, the Buffalo International Fund held 66 securities where a foreign fair value factor was applied, with a market value of $633,787,398 or 58.66% of total net assets.

Debt securities, including treasury bills, commercial paper, corporate and convertible bonds, bank loans, etc., with remaining maturities of 60 days or less are normally valued at the mean in accordance with prices supplied by an approved pricing service. If there is no trade on the valuation date, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' valuation policies.

ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by KCM, along with any other relevant factors, in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2024. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$820,861,340	$—	$—	$820,861,340
Short-Term Investments	8,381,799	—	—	8,381,799
Total*	$829,243,139	$—	$—	$829,243,139

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$134,221,745	$—	$—	$134,221,745
Convertible Bonds	—	9,780,671	—	9,780,671
REITs	6,893,690	—	—	6,893,690
Preferred Stocks	376,800	—	—	376,800
Short-Term Investments	12,395,657	—	—	12,395,657
Total*	$153,887,892	$9,780,671	$—	$163,668,563

BUFFALO EARLY STAGE GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$74,738,209	$—	$—	$74,738,209
REITs	1,423,080	—	—	1,423,080
Warrants	240	—	—	240
Short-Term Investments	2,172,433	—	—	2,172,433
Total*	$78,333,962	$—	$—	$78,333,962

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$475,168,266	$—	$—	$475,168,266
REITs	12,286,612	—	—	12,286,612
Short-Term Investments	533,974	—	—	533,974
Total*	$487,988,852	$—	$—	$487,988,852
Options Written	$76,247	$5,000	$—	$81,247

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$175,079,008	$—	$—	$175,079,008
Short-Term Investments	3,445,185	—	—	3,445,185
Total*	$178,524,193	$—	$—	$178,524,193

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$262,508,765	$—	$262,508,765
Bank Loans	—	128,194,566	—	128,194,566
Convertible Bonds	—	17,077,479	—	17,077,479
Preferred Stocks	7,848,150	—	—	7,848,150
Short-Term Investments	30,418,481	—	—	30,418,481
Total*	$38,266,631	$407,780,810	$—	$446,047,441

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$362,299,108	$633,787,398	$—	$996,086,506
Warrants	—	—	0	0
Short-Term Investments	83,285,349	—	—	83,285,349
Total*	$445,584,457	$633,787,398	$—	$1,079,371,855

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$121,494,557	$—	$—	$121,494,557
Exchange-Traded Funds	837,015	—	—	837,015
Short-Term Investments	7,550,070	—	—	7,550,070
Total*	$129,881,642	$—	$—	$129,881,642

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$152,523,357	$—	$—	$152,523,357
REITs	2,353,754	—	—	2,353,754
Short Term Investments	2,613,171	—	—	2,613,171
Total*	$157,490,282	$—	$—	$157,490,282

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$670,824,803	$—	$949	$670,825,752
Short-Term Investments	28,805,420	—	—	28,805,420
Total*	$699,630,223	$—	$949	$699,631,172

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2024:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended March 31, 2024
Fair Value as of 3/31/2023	$18,888,191
Total unrealized gains included in earnings	641,665
Realized gains included in earnings	71,422
Purchases	4,240,506
Sales	(9,191,501)
Amortization/Accretion	43,838
Transfer out of Level 3*	(14,694,121)
Fair Value as of 3/31/2024	$—
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$568,062

The following is a reconciliation of the Buffalo Small Cap Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2024:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended March 31, 2024
Fair Value as of 3/31/2023	$949
Total unrealized gains included in earnings	—
Realized gains included in earnings	—
Purchases	—
Sales	—
Fair Value as of 3/31/2024	$949
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

The following is a reconciliation of the Buffalo International Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2024:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended March 31, 2024
Fair Value as of 3/31/2023	$—
Total unrealized gains included in earnings	—
Realized gains included in earnings	—
Purchases	—
Sales	—
Fair Value as of 3/31/2024	$0
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

*  Bank Loan securities are bucketed in either Level 2 or Level 3. Bank Loan securities transferred from Level 3 to Level 2 due to increased market activity. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2024, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2021 through March 31, 2024. The Funds have no such examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Interest income is recognized on the accrual basis. Net fee income from bank loan investments is included in interest income for the Buffalo High Yield Fund. Realized gains and losses from investment transactions are reported on the identified cost basis. Gains from the repayment of bank loan principal are included in realized gains. All discounts/premiums are accreted/amortized over the lives of the respective securities for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of March 31, 2024.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because high current income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve high current income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. Allocation of Income and Expenses — Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Shareholder Servicing Fees (See Note 7), are charged to that class of shares. Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains*
Buffalo Discovery Fund	$—	$—	$—	$61,661,632
Buffalo Dividend Focus Fund	2,206,716	608,115	1,242,147	1,828,124
Buffalo Early Stage Growth Fund	—	—	—	991,573
Buffalo Flexible Income Fund	8,656,131	7,663,054	8,081,936	12,073,761
Buffalo Growth Fund	—	8,640,712	—	6,215,261
Buffalo High Yield Fund	26,803,733	—	17,749,585	5,003,175
Buffalo International Fund	6,213,664	—	3,015,734	7,420,776
Buffalo Large Cap Fund	64,222	—	33	2,521,272
Buffalo Mid Cap Fund	—	7,502,558	—	6,882,361
Buffalo Small Cap Fund	—	—	—	—

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2024.

For tax purposes, distributions from short-term capital gain distributions are included in ordinary income distributions.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2024, the following table shows the reclassifications made:

Funds	Distributable Earnings (Accumulated Deficit)	Paid In Capital
Buffalo Discovery Fund	$1,024,982	$(1,024,982)
Buffalo Dividend Focus Fund	(1)	1
Buffalo Early Stage Growth Fund	831,255	(831,255)
Buffalo Flexible Income Fund	(1,001,436)	1,001,436
Buffalo Growth Fund	(517,096)	517,096
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	—
Buffalo Large Cap Fund	(17,257)	17,257
Buffalo Mid Cap Fund	(483,345)	483,345
Buffalo Small Cap Fund	3,047,356	(3,047,356)

The permanent differences primarily relate to net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2024, the components of distributable earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$557,919,568	$88,227,830	$58,722,202	$190,718,469	$65,343,516
Unrealized Appreciation	287,537,732	77,962,591	28,540,648	300,917,361	114,869,253
Unrealized Depreciation	(16,214,161)	(2,521,858)	(8,928,888)	(3,728,225)	(1,688,576)
Net unrealized appreciation	271,323,571	75,440,733	19,611,760	297,189,136	113,180,677
Undistributed Ordinary Income	—	965,415	—	—	—
Undistributed Long-Term Capital Gain	23,720,080	—	—	5,850,654	4,139,320
Distributable earnings	23,720,080	965,415	—	5,850,654	4,139,320
Other accumulated gain/(loss)	(888,315)	(12,299)	(9,651,140)	(24,933)	(126,356)
Total distributable earnings (accumulated deficit)	294,155,336	76,393,849	9,960,620	303,014,857	117,193,641
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$440,306,015	$770,393,677	$64,475,297	$88,466,491	$565,018,787
Unrealized Appreciation	12,288,301	339,287,732	65,970,315	70,358,641	203,416,592
Unrealized Depreciation	(6,547,375)	(30,309,554)	(563,970)	(1,334,849)	(68,804,207)
Net unrealized appreciation	5,740,926	308,978,178	65,406,345	69,023,792	134,612,385
Undistributed Ordinary Income	1,686,194	2,257,876	166,482	143,208	—
Undistributed Long-Term Capital Gain	—	—	1,450,757	3,410,294	—
Distributable earnings	1,686,194	2,257,876	1,617,239	3,553,502	—
Other accumulated gain/(loss)	(12,498,685)	(569,397)	—	—	(114,572,887)
Total distributable earnings (accumulated deficit)	(5,071,565)	310,666,657	67,023,584	72,577,294	20,039,498

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, publicly traded partnership investments and passive foreign investment companies.

Other accumulated gain/(loss) is generally comprised of capital loss carryover, qualified late year losses, straddle loss deferrals and/or foreign currency unrealized.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

As of March 31, 2024, the Buffalo Funds had the following capital loss carryovers available to offset future taxable gains:

	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover	Total Capital Loss Carryover
Buffalo Discovery Fund	$—	$—	$—
Buffalo Dividend Focus Fund	—	—	—
Buffalo Early Stage Growth Fund	2,175,867	7,395,488	9,571,355
Buffalo Flexible Income Fund	—	—	—
Buffalo Growth Fund	—	—	—
Buffalo High Yield Fund	1,096,580	11,402,105	12,498,685
Buffalo International Fund	—	524,326	524,326
Buffalo Large Cap Fund	—	—	—
Buffalo Mid Cap Fund	—	—	—
Buffalo Small Cap Fund	87,791,750	25,864,700	113,656,450

The capital loss carryovers utilized by the Buffalo Funds for the year ended March 31, 2024 were as follows:

Capital Loss Carryover Utilized
Buffalo Discovery Fund	$43,330,896
Buffalo Dividend Focus Fund	149,477
Buffalo Early Stage Growth Fund	—
Buffalo Flexible Income Fund	—
Buffalo Growth Fund	—
Buffalo High Yield Fund	—
Buffalo International Fund	—
Buffalo Large Cap Fund	3,944,397
Buffalo Mid Cap Fund	—
Buffalo Small Cap Fund	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year capital or ordinary losses. Qualified late year capital losses are any net capital losses incurred between November 1, 2023 and the end of their fiscal year, March 31, 2024. Qualified late year ordinary losses are generally losses incurred between January 1, 2024 and the end of their fiscal year, March 31, 2024.

At March 31, 2024, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

Funds	Qualified Late-Year Ordinary Losses	Qualified Late-Year Capital Losses
Buffalo Discovery Fund	$888,331	$—
Buffalo Dividend Focus Fund	—	12,299
Buffalo Early Stage Growth Fund	79,785	—
Buffalo Flexible Income Fund	—	—
Buffalo Growth Fund	126,357	—
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	—
Buffalo Large Cap Fund	—	—
Buffalo Mid Cap Fund	—	—
Buffalo Small Cap Fund	916,437	—

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to KCM at the rate of 0.85% per annum of the average daily NAVs of the Funds, except for the Buffalo Early Stage Growth Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund that have a management fee rate of 1.30%, 0.75%, 0.75% and 0.75%, respectively. The management fees are for services that include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel fees; fees and expenses of officers, trustees and other personnel; rent; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("GFS"), KCM pays GFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where GFS receives 25/100 of 1% (0.25%) of such Fund's average daily net assets. GFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of GFS. Certain officers of the Funds are also officers and/or directors of KCM.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of 0.85% of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to GFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to GFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	GFS Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. With respect to each Fund's Investor Class, the management fees do not include the shareholder servicing fees.

The Buffalo International Fund incurred $151,926 in custody fees during the year ended March 31, 2024, and owed $24,544 for custody fees as of March 31, 2024.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. GFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the year ended March 31, 2024 was $276,000. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM in connection with their employment with KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2024, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	$336,446,235	$11,019,895	$15,362,305	$3,873,113	$14,669,635
Proceeds from Sales	543,492,032	5,292,144	24,869,209	50,826,039	28,358,396
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	$195,498,454	$348,593,797	$36,359,575	$23,439,577	$181,775,546
Proceeds from Sales	90,429,462	9,251,378	38,696,737	37,750,629	325,820,134

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2024.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the year ended March 31, 2024.

7. SHAREHOLDER SERVICING PLAN:

The Trust, on behalf of the Investor Class shares of the Funds, has adopted a Shareholder Servicing Plan, to pay a fee at an annual rate of up to 0.15% of average daily net assets of the Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. No shareholder servicing fees are charged to the Institutional Class. For the year ended March 31, 2024, Investor Class shareholder servicing fees were as follows:

Fund:	Investor Class Shareholder Servicing Fee
Buffalo Discovery Fund	$942,322
Buffalo Dividend Focus Fund	57,253
Buffalo Early Stage Growth Fund	46,365
Buffalo Flexible Income Fund	430,561
Buffalo Growth Fund	78,798
Buffalo High Yield Fund	112,100
Buffalo International Fund	455,221
Buffalo Large Cap Fund	28,529
Buffalo Mid Cap Fund	74,714
Buffalo Small Cap Fund	501,365

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund and Buffalo Large Cap Fund maintained positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2024. For the year ended March 31, 2024, the quarterly average gross notional amount of derivatives held by the Buffalo Flexible Income Fund and Buffalo Large Cap Fund were $4,882,876 and $159,667, respectively, representing holdings in written options. The Funds utilize these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of March 31, 2024, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statements of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Options Written — equity contracts	$81,247

The following is a summary of the effect of derivative investments on the Funds' Statements of Operations for the year ended March 31, 2024:

Derivative Investment Type	Realized Gain on Options Written
Buffalo Flexible Income Fund
Options Written — equity contracts	$268,062
Buffalo Large Cap Fund
Options Written — equity contracts	$57,089
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options Written
Buffalo Flexible Income Fund
Options Written — equity contracts	$(49,771)

The following table presents derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of March 31, 2024:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ (Received)*	Net Amount
Description
Written Options	$81,247	$—	$81,247	$81,247	$—	$—
	$81,247	$—	$81,247	$81,247	$—	$—

*   Any over-collateralization of total financial instruments or cash is not shown.

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments and conflicts abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 23, 2024. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. As of March 31, 2024, the Prime Rate was 8.50%. None of the Buffalo Funds had borrowings under the credit facility during the year ended March 31, 2024.

11. BENEFICIAL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of March 31, 2024, each Fund, except the Buffalo Small Cap Fund, had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

12. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2024 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

On May 23, 2024, the Board approved changes to: (i) the name of Buffalo Discovery Fund to "Buffalo Mid Cap Discovery Fund," Buffalo Dividend Focus Fund to "Buffalo Growth & Income Fund," Buffalo Flexible Income Fund to "Buffalo Flexible Allocation Fund," Buffalo Large Cap Fund to "Buffalo Blue Chip Growth Fund," Buffalo Mid Cap Fund to "Buffalo Mid Cap Growth Fund" and Buffalo Small Cap Fund to "Buffalo Small Cap Growth Fund;" (ii) the principal investment strategies of the Funds listed in (i) and the Buffalo Early Stage Growth Fund, Buffalo Growth Fund and Buffalo High Yield Fund; and (iii) the 80% investment policies of the Funds listed in (ii). The proposed effective date for the aforementioned approvals is July 29, 2024.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Buffalo Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written, of Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Early Stage Growth Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund (the "Funds"), each a series of Buffalo Funds, as of March 31, 2024, the related statements of operations and changes in net assets, the financial highlights for the year then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the years ended March 31, 2023, and prior, were audited by other auditors whose report dated May 25, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2024.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 29, 2024

NOTICE TO SHAREHOLDERS (UNAUDITED)

MARCH 31, 2024

TAX INFORMATION

For the fiscal year ended March 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	76.61%
Buffalo Early Stage Growth Fund	0.00%
Buffalo Flexible Income Fund	100.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	3.38%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2024 was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	74.14%
Buffalo Early Stage Growth Fund	0.00%
Buffalo Flexible Income Fund	100.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	3.38%
Buffalo International Fund	0.91%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the year ended March 31, 2024 was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	0.00%
Buffalo Early Stage Growth Fund	0.00%
Buffalo Flexible Income Fund	1.95%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

(Unaudited)

With respect to the taxable year ended March 31, 2024, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gains of such year:

Funds	From Long-Term Capital Gains, Subject to the 15% Rate Gains Category:	From Long-Term Capital Gains, Using Proceeds from Shareholder Redemptions:
Buffalo Discovery Fund	$—	$1,976,310
Buffalo Dividend Focus Fund	608,115	—
Buffalo Early Stage Growth Fund	—	—
Buffalo Flexible Income Fund	7,663,054	999,420
Buffalo Growth Fund	—	665,581
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	—
Buffalo Large Cap Fund	—	17,257
Buffalo Mid Cap Fund	7,502,558	483,345
Buffalo Small Cap Fund	—	—

For the year ended March 31, 2024, the Buffalo International Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Buffalo International Fund	$12,438,242	$(1,299,301)

(Unaudited)

Trustees and Officers of the Funds

The management and affairs of the Funds are supervised by the Board of Trustees ("Trustees") under the laws of the State of Delaware. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

Name, Age and Address	Position(s) Held with Funds	Term of Office and Year Service Began	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES
Laura Symon Browne 5420 West 61st Place Mission, KS 66205 Year of Birth: 1971	Interested Trustee(1) President and Treasurer	Indefinite term and served since February 2023. One year term and served since November 2022.	President and Treasurer, Buffalo Funds, 2022-present; Principal, Head of National Broker/Dealer key Accounts, Vanguard (financial services firm) 2013-2022.	10	None
INDEPENDENT TRUSTEES
Philip J. Kennedy 5420 West 61st Place Mission, KS 66205 Year of Birth: 1945	Trustee	Indefinite term and served since May 1995.	Business Consultant.	10	None
Rachel F. Lupardus 5420 West 61st Place Mission, KS 66205 Year of Birth: 1972	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015-present.	10	None
Jeffrey D. Yowell 5420 West 61st Place Mission, KS 66205 Year of Birth: 1967	Chairman Trustee	One year term and served since December 2017. Indefinite term and served since October 2015.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007-present.	10	Independent Director, Butler National Corporation (aerospace and gaming management services) (2024-present).
OFFICERS
Fred Coats 5420 West 61st Place Mission, KS 66205 Year of Birth: 1965	Chief Compliance Officer Anti-Money Laundering Officer Secretary	Indefinite term and served since May 2015. Indefinite term and served since May 2015. Indefinite term and served since August 2019.	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015-present.	N/A	None

(1)  Ms. Symon Browne is deemed to be an "interested person" of the Funds as that term is defined in the 1940 Act, by virtue of the fact that she is an employee of the Adviser.

(Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the Adviser's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment adviser, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Trust files the Schedule of Investments or Options Written with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-PORT on the SEC's website at http://www.sec.gov.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

The Buffalo Large Cap Fund and Buffalo Growth Fund held a special meeting of shareholders on May 8, 2024 relating to the reclassification of each Fund's fundamental policy regarding diversification. The shareholders of each Fund approved the reclassification of the Funds from diversified to non-diversified by eliminating each Fund's fundamental policy regarding diversification. With respect to the Buffalo Large Cap Fund, a total of 1,917,707 shares was represented at the meeting, either in person or by proxy, constituting 72.7% of the shares eligible to vote. With respect to the Buffalo Growth Fund, a total of 2,798,778 shares was represented at the meeting, either in person or by proxy, constituting 52.1% of the shares eligible to vote. The voting results were as follows:

	For	Against	Absent/Withheld
Buffalo Large Cap Fund	1,862,373	38,164	17,170
Buffalo Growth Fund	2,643,272	125,380	30,126

(Unaudited)

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP ("EY") served as the independent registered public accounting firm for the Funds for the fiscal year ended March 31, 2023. On January 18, 2024, the audit committee of the Board of Trustees approved the engagement of Cohen & Company Ltd. ("Cohen") as independent registered public accounting firm of the Funds for the fiscal year ending March 31, 2024.

The audit committee of the Board of Trustees engaged Cohen on February 22, 2024, as the independent registered public accounting firm to audit the Funds' financial statements for the fiscal year ending March 31, 2024.

The report of EY on the Funds' financial statements for the fiscal year ended March 31, 2023, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with the audits of the Funds' financial statements for the fiscal year ended March 31, 2023,

there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report.

There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended March 31, 2023 and during the subsequent interim period through February 22, 2024, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either competed or proposed), the type of audit opinion that might be rendered on the Funds' financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

(Unaudited)

APPROVAL OF ADVISORY AGREEMENTS (NOVEMBER 2023)

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Early Stage Growth Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the "Funds") met in-person on November 16, 2023 to consider the renewal of the Amended and Restated Management Agreements (the "Management Agreements") between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser," or "KCM").

In advance of the meeting, the Trustees requested ("15(c) Request for Information") and received materials to assist them in considering the renewal of the Management Agreements. The materials provided contained information with respect to the factors enumerated below, including a copy of the Management Agreements, a memorandum prepared by the Trust's outside legal counsel discussing the Trustees' fiduciary obligations and the factors they should assess in considering the renewal of the Management Agreements, detailed comparative information relating to each Fund's performance, as well as the management fees and expenses of the Funds, the Adviser's Form ADV, select financial information of the Adviser, including a profitability analysis prepared by the Adviser, and other comparative performance and fee information. The Trustees noted they receive information periodically throughout the year that was relevant to the consideration of the Management Agreements.

In addition, the Independent Trustees (as defined below) met with their outside legal counsel on November 7, 2023 and immediately prior to the Board meeting held on November 16, 2023, to review and discuss the 15(c) Request for Information and the Trustees' duties under the Investment Company Act of 1940, as amended, and state law in considering the proposed renewal of the Management Agreements.

Based on their evaluation of information provided by KCM, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent

Trustees")), approved the renewal of the Management Agreements for an additional term of one year ending November 30, 2024.

In considering the renewal of the Management Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by KCM to the Funds and the amount of time devoted to the Funds' affairs by KCM's staff. The Trustees considered KCM's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by KCM, as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at KCM involved in the day-to-day activities of the Funds. In executive session the Independent Trustees reviewed information provided by KCM in response to the Board's 15(c) Request for Information, including the structure of KCM's compliance program, KCM's continuing commitment to the growth of the Funds' assets, KCM's sales and marketing strategies, KCM's continued investment in systems, equipment and other resources. The Trustees noted during the course of the prior year they had met with representatives of KCM to discuss the Funds' performance and outlook, along with the marketing and sales and compliance efforts made by KCM throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of KCM, and the lack of both significant shareholder complaints and financial statement issues. The Trustees discussed KCM's handling of compliance matters, including the quarterly and annual reports of the Trust's Chief Compliance Officer to the Trustees on the effectiveness of KCM's compliance program.

The Trustees concluded that KCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as KCM's compliance program, were satisfactory.

(Unaudited)

2. Investment Performance of the Funds and KCM

In assessing the quality of the portfolio management services delivered by KCM, the Trustees compared the short-term and long-term performance of the Investor Class shares of each Fund on an absolute basis, in comparison to a benchmark index, and in comparison to a peer group as constructed using data from Morningstar, Inc. (each a "Morningstar Peer Group").

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's performance for the ten-year period ended September 30, 2023 was slightly below the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the third quartile of the Morningstar Peer Group. The Trustees also noted the Buffalo Discovery Fund's performance for the three-year and five-year periods ended September 30, 2023 was below the median for the Morningstar Peer Group, falling into the third quartile of the Morningstar Peer Group for each period. The Trustees further noted the Buffalo Discovery Fund's performance for the year-to-date and one-year periods ended September 30, 2023 was above the median for the Morningstar Peer Group, falling into the second quartile of the Morningstar Peer Group for both periods. The Trustees further noted the Buffalo Discovery Fund underperformed the Russell Mid-Cap Growth Index for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended September 30, 2023.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's performance for the year-to-date and one-year periods ended September 30, 2023 was below the median for the Morningstar Peer Group of U.S. open-end large blend funds, falling into the third quartile for both periods. The Trustees noted the Buffalo Dividend Focus Fund's performance for the three-year, five-year and ten-year periods ended September 30, 2023 was above the median for the Morningstar Peer Group of U.S. open-end large blend funds, falling into the first quartile for the three-year period, and into the second quartile for the five-year and ten-year periods. The Trustees further noted for the three-year period ended September 30, 2023, the Buffalo Dividend Focus Fund outperformed the Russell 1000 Index but had underperformed the Index for the year-to-date, one-year, five-year, ten-year and since inception periods ended September 30, 2023.

Buffalo Early Stage Growth Fund. The Trustees noted the Buffalo Early Stage Growth Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2023 was below the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling into the third quartile for the five-year period, and into the fourth quartile for the year-to-date, one-year, three-year and ten-year periods. The Trustees next noted that for the year-to-date, one-year, three-year, ten-year and since-inception periods ended September 30, 2023, the Buffalo Early Stage Growth Fund underperformed the Russell 2000 Growth Index, but outperformed the Index for the five-year period ended September 30, 2023.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's performance for the one-year, three-year and five-year periods ended September 30, 2023 was above the median for the Fund's Morningstar Peer Group of large value funds, falling within the first quartile of the Morningstar Peer Group for the three-year period and the second quartile for the one-year and five-year periods. The Trustees then noted that the Buffalo Flexible Income Fund's performance for the year-to-date and ten-year periods ended September 30, 2023 was below the median for the Morningstar Peer Group, falling within the third quartile for the year-to-date period and the fourth quartile for the ten-year period. The Trustees next noted that the Buffalo Flexible Income Fund outperformed the Russell 3000 Index for the three-year period ended September 30, 2023, but underperformed the Index for the year-to-date, one-year, five-year, ten-year and since inception periods ended September 30, 2023.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's performance for the five-year and ten-year periods ended September 30, 2023 was below the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the third quartile of the Morningstar Peer Group. The Trustees noted the Buffalo Growth Fund's performance for the year-to-date, one-year and three-year periods was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date and one-year periods, and in the second quartile for the three-year period. The Trustees noted the Buffalo Growth Fund's performance for the one-year period was the best of the Morning Star Peer Group. The Trustees next noted for the year-to-date, one-year and since-inception periods ended September 30, 2023, the Buffalo Growth Fund outperformed the Russell 3000 Growth Index, but

(Unaudited)

underperformed the Index for the three-year, five-year and ten-year periods ended September 30, 2023.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2023, was above the median for the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the first quartile for all periods except the one-year period, which fell into the second quartile. The Trustees noted the Buffalo High Yield Fund's performance for the five-year period was the best of the Morningstar Peer Group. The Trustees next noted for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended September 30, 2023, the Buffalo High Yield Fund outperformed the ICE BofA U.S. High Yield Index.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2023 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds, noting the Fund's performance was in the first quartile for all periods. The Trustees noted the Buffalo International Fund's performance for the three-year and ten-year periods was the best of the Morningstar Peer Group. The Trustees further noted for the year-to-date, one-year, five-year, ten-year and since-inception periods ended September 30, 2023, the Buffalo International Fund outperformed the FTSE All-World ex US Index but had underperformed the Index for the three-year period ended September 30, 2023.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2023 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile for all periods except the three-year period, which fell within the second quartile. The Trustees next noted that the Buffalo Large Cap Fund underperformed the Russell 1000 Growth Index for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended September 30, 2023.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's performance for the year-to-date, one-year, three-year and five year periods ended September 30, 2023 was above the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds, falling within the first quartile for the year-to-date and one-year periods, and within the second quartile for the three-year and five-year periods. The Trustees then noted the Buffalo Mid Cap Fund's performance for the ten-year period ended September 30, 2023 was equal to the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds. The Trustees also noted the Buffalo Mid Cap Fund outperformed the Russell Midcap Growth Index for the year-to-date, one-year, three-year and five-year periods ended September 30, 2023, and underperformed the Index for the ten-year and since inception periods ended September 30, 2023.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's performance for the five-year period ended September 30, 2023 was above the median of the Morningstar Peer Group of U.S. open-end small growth funds, falling within the second quartile of the Morningstar Peer Group. The Trustees then noted for the year-to-date, one-year, three-year and ten-year periods ended September 30, 2023, the Buffalo Small Cap Fund's performance was below the Morningstar Peer Group median, falling within the third quartile for the ten-year period and within the fourth quartile for the year-to-date, one-year and three-year periods. The Trustees further noted that for the year-to-date, one-year and three-year periods ended September 30, 2023, the Buffalo Small Cap Fund underperformed the Russell 2000 Growth Index and outperformed the Index for the five-year, ten-year and since inception periods ended September 30, 2023.

After considering all of the information including specific responses regarding Fund performance, including KCM's efforts to improve performance of underperforming Funds, the Trustees concluded that the performance obtained by KCM for the Funds was satisfactory under current market conditions and in light of each Fund's investment objective, strategies and policies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from KCM's continued management.

3. Costs of Services Provided and Profits Realized by KCM

The Trustees considered the cost of services and the structure of KCM's fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The

(Unaudited)

Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Funds to KCM and examined the level of profits that could be expected to accrue to KCM from the fees payable under the Management Agreements, as well as the Funds' brokerage commissions and use of soft dollars by KCM. The Trustees also considered the profitability of each Fund before and after any distribution costs borne by KCM. These considerations were based on materials requested by the Trustees specifically for the Meeting, as well as the presentations made by KCM over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted the Institutional Class shares of the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds to non-unitary fee funds and observed that the advisory fee comparison in the Board materials which used the management fee excluding the fees paid by KCM to Fund Services under a master servicing agreement, and referred to below as the net management fee, was the most appropriate. The Board also noted the net expense ratio used in the Morningstar comparative data excludes any Rule 12b-1 fees imposed by other funds.

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's net management fee of 0.55% fell within the first quartile of the Morningstar Peer Group and was below the median and average of 0.70%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Discovery Fund fell in the third quartile of the Morningstar Peer Group, above the median of 0.84% and average of 0.89%, which fell into the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Discovery Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's net management fee of 0.50% fell within the second quartile of the Morningstar Peer Group and was below the median of 0.55% and average of 0.56%, which fell at the bottom of the third quartile. The Trustees further noted the net expense ratio of 0.93% for the Buffalo Dividend Focus Fund fell into the third quartile of the Morningstar Peer Group, above the median of 0.87% and average of 0.81%, which fell into the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded while KCM was not realizing profits in connection with its management of the Dividend Focus Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Early Stage Growth Fund. The Trustees noted the Buffalo Early Stage Growth Fund's net management fee of 1.00% fell within the fourth quartile of the Morningstar Peer Group and was above the median of 0.83% and average of 0.85%, which fell into the third quartile. The Trustees further noted the net expense ratio of 1.44% for the Buffalo Early Stage Growth Fund fell at the top of the fourth quartile of the Morningstar Peer Group, above the median of 1.00% and average of 1.03%, which fell into the third quartile. The Trustees noted that based on information provided by KCM, the Early Stage Growth Fund would more closely align with a micro-cap category, but Morningstar does not have such a category and the Fund is therefore included in the small growth category. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Early Stage Growth Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's net management fee of 0.55% fell within the second quartile of the Morningstar Peer Group and was below the median of 0.60% and average of 0.59%, which fell within the second quartile. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Flexible Income Fund fell within the fourth quartile of the Morningstar Peer Group, above the median of 0.73% and average of 0.76%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Flexible Income Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's net management fee of 0.50% fell at the top of the first quartile of the Morningstar Peer Group, below the median and average of 0.65%. The Trustees further noted the net expense ratio of 0.87% for the Buffalo Growth Fund fell within the second quartile of the Morningstar Peer Group, below the median of 0.92% and

(Unaudited)

average of 0.90%, which fell within the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Growth Fund had not been, and currently was not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's net management fee of 0.55% fell into the second quartile of the Morningstar Peer Group, below the median of 0.56% and average of 0.57%, which fell in the third quartile. The Trustees further noted the net expense ratio of 1.01% for the Buffalo High Yield Fund fell within the fourth quartile of the Morningstar Peer Group, above the median of 0.75% and average of 0.77%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the High Yield Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's net management fee of 0.55% was the lowest of the Morningstar Peer Group, below the median of 0.70% and average of 0.73%, which fell within the third quartile. The Trustees further noted the net expense ratio of 1.02% for the Buffalo International Fund fell within the fourth quartile of the Morningstar Peer Group, above the median of 0.88% and average of 0.86%, which fell within the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the International Fund was not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's net management fee of 0.50% fell at the top of the first quartile of the Morningstar Peer Group, below the median of 0.65% and average of 0.66%, which fell at the bottom of the third quartile. The Trustees further noted the net expense ratio of 0.88% for the Buffalo Large Cap Fund fell within the second quartile of the Morningstar Peer Group, below the median of 0.97% and average of 0.95%, which fell within the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded while KCM was not realizing profits in connection with its management of the Large Cap Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's net management fee of 0.55% fell within the first quartile of the Morningstar Peer Group, below the median of 0.73% and average of 0.76%, which fell within the third quartile. The Trustees further noted the net expense ratio of 0.97% for the Buffalo Mid Cap Fund fell within the second quartile of the Morningstar Peer Group, below the median of 1.03% and average of 1.05%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded while KCM was not realizing profits in connection with its management of the Mid Cap Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's net management fee of 0.55% fell within the first quartile of the Morningstar Peer Group and was below the median of 0.81% and average of 0.83%, which fell within the third quartile. The Trustees further noted the net expense ratio of 0.96% for the Buffalo Small Cap Fund was equal to the Morningstar Peer Group median and below the average of 0.99%, which fell within the third quartile. The Trustees further noted the annual management fee is subject to reduced fees paid on assets in excess of certain levels. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Small Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

The Trustees concluded that each Fund's expenses and the management fees paid to KCM were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that KCM's profit from sponsoring the Funds had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support the services to the Funds.

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund's expenses relative to its peer group and discussed realized and potential economies of scale. In considering the economies of scale for each Fund, the Board considered that the Buffalo Funds' Institutional Class shares operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than being paid directly by the Funds.

(Unaudited)

Buffalo Discovery Fund. The Trustees reviewed the structure of the Buffalo Discovery Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Discovery Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Dividend Focus Fund. The Trustees reviewed the structure of the Buffalo Dividend Focus Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Dividend Focus Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Early Stage Growth Fund. The Trustees reviewed the structure of the Buffalo Early Stage Growth Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Early Stage Growth Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Flexible Income Fund. The Trustees reviewed the structure of the Buffalo Flexible Income Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Flexible Income Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Growth Fund. The Trustees reviewed the structure of the Buffalo Growth Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Growth Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo High Yield Fund. The Trustees reviewed the structure of the Buffalo High Yield Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo High Yield Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo International Fund. The Trustees reviewed the structure of the Buffalo International Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo International Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Large Cap Fund. The Trustees reviewed the structure of the Buffalo Large Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be

(Unaudited)

expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Large Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Mid Cap Fund. The Trustees reviewed the structure of the Buffalo Mid Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Mid Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Small Cap Fund. The Trustees reviewed the structure of the Buffalo Small Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees further noted the Buffalo Small Cap Fund's management fee structure contained breakpoint reductions as the Fund's assets grow in size.

The Trustees concluded that the current fee structure for each Fund was reasonable and reflected a sharing of economies of scale between KCM and each Fund at each Fund's current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by KCM from its association with the Funds. The Trustees examined the brokerage and commissions of KCM with respect to the Funds. The Trustees concluded that the benefits KCM may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services through the use of soft dollars, appear to be reasonable, and may benefit the Funds through growth in assets.

CONCLUSIONS

Based on their review of the foregoing information, the Trustees found the terms of the Management Agreements were fair and reasonable and in the best interests of each Fund. As such, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Management Agreements for an additional one-year term ending November 30, 2024.

PRIVACY POLICY (UNAUDITED)

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment adviser registered with the Securities and Exchange Commission that serves as the investment adviser and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products, we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

(Unaudited)

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundannual

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial experts are Philip J. Kennedy and Rachel F. Lupardus. Both Mr. Kennedy and Ms. Lupardus are “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2024	FYE 03/31/2023
( a ) Audit Fees	$170,000	$263,600
( b ) Audit-Related Fees	$0	$9,000
( c ) Tax Fees	$40,000	$46,970
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2024	FYE 03/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 03/31/2024	FYE 03/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j)  Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on this review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

Ernst & Young LLP ("EY") served as the independent registered public accounting firm for the Funds for the fiscal year ended March 31, 2023. On January 18, 2024, the audit committee of the Board of Trustees approved the engagement of Cohen & Company Ltd. (“Cohen”) as independent registered public accounting firm of the Funds for the fiscal year ending March 31, 2024.

The audit committee of the Board of Trustees engaged Cohen on February 22, 2024, as the independent registered public accounting firm to audit the Funds’ financial statements for the fiscal year ending March 31, 2024.

3

The report of EY on the Funds’ financial statements for the fiscal year ended March 31, 2023, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with the audits of the Funds’ financial statements for the fiscal year ended March 31, 2023, there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended March 31, 2023 and during the subsequent interim period through February 22, 2024, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either competed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Trust provided EY with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that EY furnish to the Trust a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”) pursuant to Item 304(a)(3) of Regulation S-K, stating whether EY agrees with the statements made by the Trust in this N-CSR filing. A copy of EY’s letter to the SEC dated June 7, 2024 is attached as Exhibit 13.1a.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Laura Symon Browne
Laura Symon Browne
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Buffalo Funds

By	/s/ Laura Symon Browne
Laura Symon Browne
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	June 7, 2024

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